UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6264
                                                     ---------------------

            Nuveen New Jersey Investment Quality Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: April 30
                                           ------------------

                  Date of reporting period: October 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


Semi-Annual Report | Nuveen Investments
  October 31, 2007 | Municipal Closed-End Funds

Photo of: small child.

                          NUVEEN NEW JERSEY
                          INVESTMENT QUALITY
                          MUNICIPAL FUND, INC.
                          NQJ

                          NUVEEN NEW JERSEY
                          PREMIUM INCOME
                          MUNICIPAL FUND, INC.
                          NNJ

                          NUVEEN NEW JERSEY
                          DIVIDEND ADVANTAGE
                          MUNICIPAL FUND
                          NXJ

                          NUVEEN NEW JERSEY
                          DIVIDEND ADVANTAGE
                          MUNICIPAL FUND 2
                          NUJ

                          NUVEEN PENNSYLVANIA
                          INVESTMENT QUALITY
                          MUNICIPAL FUND
                          NQP

                          NUVEEN PENNSYLVANIA
                          PREMIUM INCOME
                          MUNICIPAL FUND 2
                          NPY

                          NUVEEN PENNSYLVANIA
                          DIVIDEND ADVANTAGE
                          MUNICIPAL FUND
                          NXM

                          NUVEEN PENNSYLVANIA
                          DIVIDEND ADVANTAGE
                          MUNICIPAL FUND 2
                          NVY

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)  |          [LOGO]
                                                   NUVEEN
                                                      INVESTMENTS

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


--------------------------------------------------------------------------------
Chairman's
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger.

|  Timothy R. Schwertfeger  |  Chairman of the Board

Once again, I am pleased to report that over the six-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affects the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
December 14, 2007

--------------------------------------------------------------------------------
Portfolio Manager's COMMENTS
--------------------------------------------------------------------------------

Nuveen Investments Municipal Closed-End Funds | NQJ, NNJ, NXJ, NUJ,
                                              | NQP, NPY, NXM, NVY

PORTFOLIO MANAGER CATHRYN STEEVES DISCUSSES KEY INVESTMENT STRATEGIES AND THE SIX-MONTH PERFORMANCE OF THESE NUVEEN NEW JERSEY AND PENNSYLVANIA FUNDS. CATHRYN, WHO JOINED NUVEEN IN 1996, ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THESE EIGHT FUNDS IN 2006.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN NEW JERSEY AND PENNSYLVANIA FUNDS DURING THIS REPORTING PERIOD?

Over the course of this reporting period, we saw the municipal yield curve steepen, as interest rates at the short end of the curve declined and longer rates generally rose. In this environment, we continued to emphasize a disciplined approach to duration(1) management and yield curve positioning.

In general, our investment strategies continued to focus on relative value, as we looked for undervalued sectors and credits with the potential to perform well over the long term. The majority of our purchases were attractively-priced longer maturity bonds (i.e., bonds in the 25-year to 30-year part of the yield curve). These purchases helped to offset the shortening of the Funds' portfolio duration due to bond calls and the natural tendency of bond durations to shorten as time passes.

When the liquidity crisis in August led the market to discount lower-quality bonds, we took advantage of good opportunities to add lower-rated hospitals securities, to both the New Jersey and Pennsylvania Funds. The New Jersey Funds also purchased single-family housing bonds. Toward the end of the period, we added some short-term insured bonds to the Pennsylvania Funds. These bonds, many of which had underlying credits with which we were familiar through our research efforts, offered attractive yields and pricing in the aftermath of the liquidity crisis.

To help generate cash for purchases and move the Funds' durations closer to our strategic target, we selectively sold holdings with shorter durations. Selling these shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profile. We took advantage of strong bids to sell bonds that were attractive to the retail market in both the New Jersey and Pennsylvania Funds.

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

As another part of our duration management strategy, we used inverse floating rate securities,(2) a type of derivative financial instrument, in all four of the Pennsylvania Funds. The inverse floaters had the dual benefit of bringing the durations of these four Funds closer to our preferred strategic target and enhancing their income-generation capabilities. In addition, NQP and NPY and the four New Jersey Funds used forward interest rate swaps, another type of derivative financial instrument. The goal of this strategy was to help us manage net asset value (NAV) volatility without having a negative impact on the Funds' income streams or common share dividends over the short term.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen New Jersey and Pennsylvania Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 10/31/07

                             6-MONTH      1-YEAR        5-YEAR       10-YEAR
NEW JERSEY FUNDS
NQJ                            0.07%       1.55%         5.73%         5.79%
NNJ                            0.42%       1.78%         5.15%         5.98%
NXJ                           -0.05%       1.46%         6.51%           NA
NUJ                            0.09%       1.92%         6.60%           NA

LIPPER NEW JERSEY
MUNICIPAL DEBT FUNDS
AVERAGE(3)                    -0.83%       0.90%         6.21%         5.67%

PENNSYLVANIA FUNDS
NQP                           -0.33%       0.65%         5.22%         5.33%
NPY                           -0.47%       1.01%         5.20%         5.90%
NXM                           -0.10%       1.36%         6.27%           NA
NVY                            0.25%       1.70%         5.96%           NA

LIPPER PENNSYLVANIA
MUNICIPAL DEBT FUNDS
AVERAGE(3)                    -0.54%       1.14%         5.55%         5.69%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX(4)        1.30%       2.91%         4.46%         5.29%

* Annualized.

Six-month returns are cumulative; all other returns are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(2) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

(3) The Lipper New Jersey Municipal Debt Funds Average category is calculated using the returns of all closed-end funds in this category for each period as follows: 6 months, 13 funds; 1 year, 13 funds; 5 years, 12 funds; and 10 years, 6 funds. The Lipper Pennsylvania Municipal Debt Funds Average category is calculated using the returns of all closed-end funds for each period as follows: 6 months, 9 funds; 1 year, 9 funds; 5 years, 8 funds; and 10 years, 4 funds. Fund and Lipper returns assume reinvestment of dividends.

(4) The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

For the six months ended October 31, 2007, the cumulative returns on NAV for the New Jersey and Pennsylvania Funds underperformed the return on the national Lehman Brothers Municipal Bond Index. The four New Jersey Funds outperformed the Lipper New Jersey Municipal Debt Funds Average return, and the performance of the four Pennsylvania Funds exceeded that of their Lipper Pennsylvania Municipal Debt Funds Average.

One of the key factors in the six-month performance of these Funds relative to that of the unleveraged Lehman Brothers Municipal Bond Index was the use of financial leverage. The returns of all of these Funds were negatively impacted by their use of leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders, it can also expose shareholders to additional risk when market conditions are unfavorable. With the dramatic increases in yields on longer municipal bonds, the impact of the valuation changes in these bonds was magnified by the use of leverage. However, we firmly believe that the use of this strategy should work to the benefit of the Funds over the long term. This is demonstrated by the five-year and ten-year return performances--both absolute and relative to the Lehman Brothers Municipal Bond Index--of these eight Funds.

Other factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives in some Funds, credit exposure, and sector allocations.

During this six-month period, bonds in the Lehman Brothers Municipal Bond Index with maturities of less than eight years, especially those maturing in approximately three to five years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (22 years and longer) posted the worst returns for the period. For the most part, the Funds' yield curve positioning was a net positive for performance. Although the New Jersey Funds were underexposed to the outperforming shorter maturity categories, this was generally offset by the Funds' heavier weightings in the intermediate part of the curve, which performed relatively well, and lower allocations to the underperforming long part of the curve (except in NXJ). Similarly, the Pennsylvania Funds had greater exposure to the intermediate part of the curve and less exposure to the shorter end. While the exposure to longer bonds in NXM and NVY was in line with the market, NQP and NPY were overexposed to this part of the curve.

Because they effectively increased exposure to longer maturity bonds during a period when shorter maturities were in favor in the market, the inverse floaters in place in the four Pennsylvania Funds had a negative impact on the return performance of these Funds for the six-month period. At the same time, however, the inverse floaters benefited these Funds by helping to support their income streams. We believed that, over time, these derivative financial instruments would work to the advantage of the Funds.

While yield curve and duration positioning played an important role in performance, especially during the last part of this period, credit exposure was also a dominant factor over these six months. As interest rates on longer municipal bonds rose, lower credit quality bonds generally underperformed the municipal market as a whole for the first time in several years. As of October 31, 2007, the New Jersey Funds had weightings of bonds rated BBB or lower and non-rated bonds ranging from approximately 10% in NNJ, 13% in NQJ to 14% in NXJ, and 17% in NUJ, while the Pennsylvania Funds' allocations totaled approximately 5% in NQP, 12% in NPY, 13% in NXM, and 14% in NVY. This lower-rated credit exposure was a negative influence on Funds' performances for this period. Conversely, the Funds' weightings in bonds rated AAA and AA were generally positive for performance. Overall, the Pennsylvania Funds were slightly better positioned in terms of credit quality than the New Jersey Funds.

Sectors of the market that performed well included water and sewer, transportation and education. Pre-refunded bonds, especially those that were advance refunded(5) before longer municipal interest rates began to rise in mid-2007, also performed well. This was especially true in NNJ, which benefited from the price appreciation and enhanced credit quality associated with a major advance refunding. In addition, the short-term insured bonds that we added to the Pennsylvania Funds later in the period posted positive returns.

(5) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

--------------------------------------------------------------------------------
Dividend and Share Price
               INFORMATION
--------------------------------------------------------------------------------

As previously noted, all eight of these Funds use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was reduced due to short-term interest rates that remained relatively high during most of this period. This, in turn, kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields during much of this period. These factors resulted in one monthly dividend reduction in NNJ, NPY, and NVY and two reductions in NXJ, NUJ, and NXM over the six-month period ended October 31, 2007. The dividend of NQJ remained stable throughout this reporting period. In NQP, the use of derivatives helped us to increase the dividend of this Fund effective August 2007.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2007, all of the Funds in this report had negative UNII balances for financial statement purposes and positive UNII balances, based upon our best estimate, for tax purposes.

SHARE REPURCHASE AND SHARE PRICE INFORMATION

On July 10, 2007, the Board of Trustees of NQP and NPY approved an open market share repurchase program. This was part of a broad, ongoing effort designed to support the market prices of the Funds' common shares. Repurchases not only help to support the market price but, because such purchases are made at a discount to NAV, they have the effect of augmenting NAV. Under the terms of the program, NQP and NPY may repurchase up to 10% of its outstanding common shares. As of October 31, 2007, NQP and NPY had repurchased 120,900 and 142,000 common shares, respectively, representing 1% of each Fund's total common shares outstanding.

As of October 31, 2007, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                                       10/31/07           Six-Month Average
                                       Discount            Premium/Discount

NQJ                                       -9.70%                      -7.07%
NNJ                                       -9.56%                      -5.79%
NXJ                                       -8.01%                      -3.99%
NUJ                                       -5.69%                      +0.05%
NQP                                       -8.91%                      -8.69%
NPY                                      -11.67%                      -8.28%
NXM                                       -9.08%                      -3.39%
NVY                                       -9.06%                      -3.68%

NQJ           | Nuveen New Jersey
Performance   | Investment Quality
OVERVIEW      | Municipal Fund, Inc.
                          as of October 31, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.22
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                        $14.64
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -9.70%
--------------------------------------------------------------------------------
Market Yield                                             4.95%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.34%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                 $299,955
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                          16.24
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.39
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                   ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                          -5.30%             0.07%
--------------------------------------------------------------------------------
1-Year                                -1.37%             1.55%
--------------------------------------------------------------------------------
5-Year                                 4.13%             5.73%
--------------------------------------------------------------------------------
10-Year                                4.36%             5.79%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   18.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                          17.5%
--------------------------------------------------------------------------------
Transportation                                           17.1%
--------------------------------------------------------------------------------
Health Care                                              13.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                        10.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                    5.5%
--------------------------------------------------------------------------------
Water and Sewer                                           5.1%
--------------------------------------------------------------------------------
Other                                                    12.2%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                   [PIE CHART]

              AAA/U.S. Guaranteed            75%
              AA                              6%
              A                               6%
              BBB                            10%
              BB or Lower                     2%
              N/R                             1%

2006-2007 Monthly Tax-Free Dividends Per Share(2)

                                   [BAR CHART]


0.0545  0.0545  0.0545  0.0545  0.0545  0.0545  0.0545  0.0545  0.0545  0.0545  0.0545  0.0545
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
11/01/06
                                      14.13
                                      14.06
                                      14.18
                                      14.16
                                      14.20
                                      14.29
                                      14.25
                                      14.19
                                      13.95
                                      14.08
                                      14.11
                                      14.14
                                      14.24
                                      14.10
                                      14.19
                                      14.21
                                      14.29
                                      14.19
                                      14.33
                                      14.30
                                      14.37
                                      14.40
                                      14.33
                                      14.36
                                      14.26
                                      14.25
                                      14.29
                                      14.36
                                      14.43
                                      14.26
                                      14.00
                                      13.99
                                      13.81
                                      13.63
                                      13.45
                                      13.72
                                      13.65
                                      13.55
                                      13.38
                                      13.47
                                      13.37
                                      13.22
                                      13.01
                                      13.21
                                      13.28
                                      13.49
                                      13.55
                                      13.42
                                      13.62
                                      13.52
                                      13.10
                                      13.13
                                      13.19
                                      13.22
10/31/07

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2006 of $0.0342 per share.

NNJ           | Nuveen New Jersey
Performance   | Premium Income
OVERVIEW      | Municipal Fund, Inc.
                          as of October 31, 2007

Credit Quality (as a % of total investments)

                                   [PIE CHART]

              AAA/U.S. Guaranteed            76%
              AA                              7%
              A                               7%
              BBB                             8%
              BB or Lower                     1%
              N/R                             1%

2006-2007 Monthly Tax-Free Dividends Per Share(2)

                                   [BAR CHART]


0.0575  0.0575  0.0575   0.0575   0.0575  0.0575   0.0575   0.0545   0.0545   0.0545  0.0545   0.0545
 Nov      Dec    Jan       Feb      Mar     Apr      May      Jun      Jul      Aug     Sep      Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
11/01/06
                                      14.88
                                      14.77
                                      14.75
                                      14.57
                                      14.73
                                      14.80
                                      14.89
                                      14.71
                                      14.54
                                      14.59
                                      14.54
                                      14.60
                                      14.71
                                      14.70
                                      14.69
                                      14.78
                                      14.65
                                      14.75
                                      15.00
                                      15.17
                                      15.07
                                      15.15
                                      15.12
                                      15.07
                                      14.84
                                      14.84
                                      15.06
                                      15.30
                                      15.19
                                      15.12
                                      15.00
                                      14.94
                                      14.42
                                      14.02
                                      13.90
                                      13.94
                                      13.95
                                      13.80
                                      13.63
                                      13.61
                                      13.85
                                      13.59
                                      13.25
                                      13.62
                                      13.72
                                      13.89
                                      14.04
                                      13.74
                                      13.78
                                      13.75
                                      13.59
                                      13.50
                                      13.44
                                      13.53
10/31/07

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.53
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                        $14.96
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -9.56%
--------------------------------------------------------------------------------
Market Yield                                             4.83%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.17%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                 $180,261
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                          14.96
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.35
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
--------------------------------------------------------------------------------
                                   ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                          -8.39%             0.42%
--------------------------------------------------------------------------------
1-Year                                -4.28%             1.78%
--------------------------------------------------------------------------------
5-Year                                 4.16%             5.15%
--------------------------------------------------------------------------------
10-Year                                5.36%             5.98%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   22.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                          16.6%
--------------------------------------------------------------------------------
Transportation                                           14.3%
--------------------------------------------------------------------------------
Health Care                                              12.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                         9.8%
--------------------------------------------------------------------------------
Water and Sewer                                           8.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                    7.6%
--------------------------------------------------------------------------------
Other                                                     8.0%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0102 and $0.0003 per share, respectively.

NXJ           | Nuveen New Jersey
Performance   | Dividend Advantage
OVERVIEW      | Municipal Fund
                         as of October 31, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.55
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                        $14.73
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -8.01%
--------------------------------------------------------------------------------
Market Yield                                             4.87%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.23%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                  $96,868
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                          16.82
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.39
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                   ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                         -11.80%            -0.05%
--------------------------------------------------------------------------------
1-Year                               -10.45%             1.46%
--------------------------------------------------------------------------------
5-Year                                 5.87%             6.51%
--------------------------------------------------------------------------------
Since
Inception                              4.30%             6.36%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   18.1%
--------------------------------------------------------------------------------
Water and Sewer                                          16.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                          16.1%
--------------------------------------------------------------------------------
Transportation                                           14.3%
--------------------------------------------------------------------------------
Health Care                                              13.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                        11.5%
--------------------------------------------------------------------------------
Other                                                    10.1%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                   [BAR CHART]

              AAA/U.S. Guaranteed            72%
              AA                              4%
              A                              10%
              BBB                            11%
              BB or Lower                     2%
              N/R                             1%

2006-2007 Monthly Tax-Free Dividends Per Share(2)

                                   [BAR CHART]


0.0645  0.0645  0.0645  0.0645  0.0620  0.0620  0.0620  0.0580  0.0580  0.0580  0.0580  0.0550
 Nov      Dec    Jan     Feb      Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
11/01/06
                                      15.75
                                      15.45
                                      15.45
                                      15.51
                                      15.42
                                      15.87
                                      15.36
                                      15.64
                                      15.75
                                      15.85
                                      15.65
                                      15.95
                                      16.09
                                      15.85
                                      15.75
                                      16.40
                                      15.76
                                      15.63
                                      16.06
                                      15.84
                                      15.72
                                      15.77
                                      15.66
                                      15.96
                                      15.59
                                      15.54
                                      15.78
                                      15.60
                                      15.36
                                      15.25
                                      14.93
                                      15.33
                                      14.51
                                      14.01
                                      13.98
                                      14.17
                                      14.08
                                      13.74
                                      13.75
                                      13.66
                                      13.71
                                      13.70
                                      13.10
                                      13.67
                                      13.69
                                      14.07
                                      14.40
                                      13.70
                                      13.90
                                      13.49
                                      13.68
                                      13.42
                                      13.33
                                      13.55
10/31/07

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2006 of $0.0053 per share.

NUJ           | Nuveen New Jersey
Performance   | Dividend Advantage
OVERVIEW      | Municipal Fund 2
                         as of October 31, 2007

Credit Quality (as a % of total investments)

                                   [PIE CHART]

              AAA/U.S. Guaranteed            65%
              AA                              4%
              A                              14%
              BBB                            13%
              BB or Lower                     3%
              N/R                             1%

2006-2007 Monthly Tax-Free Dividends Per Share(2)

                                   [BAR CHART]


0.0660  0.0660  0.0660  0.0660  0.0660  0.0660  0.0660  0.0615  0.0615  0.0615  0.0615  0.0575
 Nov      Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
11/01/06
                                      16.35
                                      16.11
                                      16.08
                                      15.90
                                      15.78
                                      15.99
                                      16.09
                                      16.00
                                      15.85
                                      16.10
                                      16.05
                                      15.93
                                      16.03
                                      15.99
                                      16.30
                                      16.35
                                      15.92
                                      15.99
                                      16.34
                                      16.29
                                      16.32
                                      16.23
                                      16.09
                                      16.24
                                      16.19
                                      16.35
                                      16.38
                                      16.34
                                      16.25
                                      16.39
                                      15.87
                                      15.65
                                      15.33
                                      14.84
                                      14.98
                                      14.96
                                      15.10
                                      14.82
                                      14.68
                                      14.85
                                      14.72
                                      14.59
                                      13.94
                                      14.21
                                      14.30
                                      14.62
                                      14.75
                                      14.58
                                      14.81
                                      14.60
                                      14.47
                                      14.40
                                      14.02
                                      14.10
10/31/07

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $14.10
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                        $14.95
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -5.69%
--------------------------------------------------------------------------------
Market Yield                                             4.89%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.26%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                  $67,602
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                          16.33
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.18
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                   ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                         -12.38%             0.09%
--------------------------------------------------------------------------------
1-Year                                -9.35%             1.92%
--------------------------------------------------------------------------------
5-Year                                 6.01%             6.60%
--------------------------------------------------------------------------------
Since
Inception                              4.89%             6.90%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                              18.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                          17.8%
--------------------------------------------------------------------------------
Transportation                                           15.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   14.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                        10.3%
--------------------------------------------------------------------------------
Long-Term Care                                            5.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                    3.6%
--------------------------------------------------------------------------------
Other                                                    13.8%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains in December 2006 of $0.0033 per share.

NQP           | Nuveen Pennsylvania
Performance   | Investment Quality
OVERVIEW      | Municipal Fund
                         as of October 31, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.49
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                        $14.81
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -8.91%
--------------------------------------------------------------------------------
Market Yield                                             4.89%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.01%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                 $239,556
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                          15.93
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.63
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                   ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                          -1.38%            -0.33%
--------------------------------------------------------------------------------
1-Year                                 3.97%             0.65%
--------------------------------------------------------------------------------
5-Year                                 4.70%             5.22%
--------------------------------------------------------------------------------
10-Year                                4.05%             5.33%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                   20.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                          19.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                        16.1%
--------------------------------------------------------------------------------
Transportation                                            7.8%
--------------------------------------------------------------------------------
Health Care                                               7.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                    5.4%
--------------------------------------------------------------------------------
Housing/Single Family                                     5.4%
--------------------------------------------------------------------------------
Utilities                                                 4.5%
--------------------------------------------------------------------------------
Other                                                    14.3%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                   [PIE CHART]

              AAA/U.S. Guaranteed            67%
              AA                             23%
              A                               5%
              BBB                             4%
              N/R                             1%

2006-2007 Monthly Tax-Free Dividends Per Share

                                   [BAR CHART]


0.0535  0.0535  0.0535  0.0535  0.0535  0.0535  0.0535  0.0535  0.0535  0.0550  0.0550  0.0550
  Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
11/01/06
                                      13.63
                                      13.61
                                      13.71
                                      13.65
                                      13.69
                                      13.81
                                      13.83
                                      13.76
                                      13.58
                                      13.58
                                      13.63
                                      13.72
                                      13.71
                                      13.62
                                      13.75
                                      13.75
                                      13.80
                                      13.79
                                      14.00
                                      14.07
                                      14.00
                                      13.95
                                      14.05
                                      14.03
                                      13.95
                                      13.94
                                      14.00
                                      14.10
                                      14.01
                                      13.97
                                      13.85
                                      13.86
                                      13.51
                                      13.48
                                      13.33
                                      13.40
                                      13.51
                                      13.27
                                      13.31
                                      13.24
                                      13.37
                                      13.15
                                      13.08
                                      13.20
                                      13.28
                                      13.46
                                      13.50
                                      13.31
                                      13.65
                                      13.50
                                      13.44
                                      13.34
                                      13.47
                                      13.49
10/31/07

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NPY           | Nuveen Pennsylvania
Performance   | Premium Income
OVERVIEW      | Municipal Fund 2
                        as of October 31, 2007

Credit Quality (as a % of total investments)

                                   [PIE CHART]

              AAA/U.S.  Guaranteed           68%
              AA                             16%
              A                               4%
              BBB                             6%
              BB or Lower                     3%
              N/R                             3%

2006-2007 Monthly Tax-Free Dividends Per Share

                                   [BAR CHART]


0.0555  0.0555  0.0555  0.0555  0.0535  0.0535  0.0535  0.0535  0.0535  0.0535  0.0535  0.0495
 Nov     Dec     Jan      Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
11/01/06
                                      13.51
                                      13.46
                                      13.57
                                      13.51
                                      13.44
                                      13.59
                                      13.62
                                      13.55
                                      13.58
                                      13.54
                                      13.51
                                      13.46
                                      13.50
                                      13.55
                                      13.62
                                      13.65
                                      13.79
                                      13.67
                                      13.84
                                      13.88
                                      13.75
                                      13.71
                                      13.87
                                      13.91
                                      13.71
                                      13.66
                                      13.74
                                      13.76
                                      13.61
                                      13.70
                                      13.51
                                      13.54
                                      13.28
                                      13.16
                                      13.04
                                      13.16
                                      13.06
                                      12.97
                                      13.01
                                      13.07
                                      13.18
                                      12.93
                                      12.43
                                      12.73
                                      12.95
                                      13.10
                                      13.37
                                      13.05
                                      12.97
                                      12.91
                                      12.74
                                      12.77
                                      12.60
                                      12.64
10/31/07

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $12.64
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                        $14.31
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                              -11.67%
--------------------------------------------------------------------------------
Market Yield                                             4.70%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              6.73%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                 $224,463
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                          16.65
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.66
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                   ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                          -5.27%            -0.47%
--------------------------------------------------------------------------------
1-Year                                -1.17%             1.01%
--------------------------------------------------------------------------------
5-Year                                 4.37%             5.20%
--------------------------------------------------------------------------------
10-Year                                5.60%             5.90%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                          14.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                   14.2%
--------------------------------------------------------------------------------
Education and Civic Organizations                        14.0%
--------------------------------------------------------------------------------
Transportation                                           12.3%
--------------------------------------------------------------------------------
Utilities                                                 8.6%
--------------------------------------------------------------------------------
Water and Sewer                                           7.5%
--------------------------------------------------------------------------------
Health Care                                               6.9%
--------------------------------------------------------------------------------
Long-Term Care                                            6.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                    4.9%
--------------------------------------------------------------------------------
Other                                                    10.9%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NXM           | Nuveen Pennsylvania
Performance   | Dividend Advantage
OVERVIEW      | Municipal Fund
                        as of October 31, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.62
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                        $14.98
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -9.08%
--------------------------------------------------------------------------------
Market Yield                                             5.02%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.19%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                  $49,913
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                          17.21
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               8.68
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                   ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                         -11.04%            -0.10%
--------------------------------------------------------------------------------
1-Year                                -9.60%             1.36%
--------------------------------------------------------------------------------
5-Year                                 5.45%             6.27%
--------------------------------------------------------------------------------
Since
Inception                              5.02%             7.28%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                        19.6%
--------------------------------------------------------------------------------
Health Care                                              12.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                   11.8%
--------------------------------------------------------------------------------
Long-Term Care                                           10.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                           9.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                    8.6%
--------------------------------------------------------------------------------
Transportation                                            7.6%
--------------------------------------------------------------------------------
Housing/Single Family                                     5.4%
--------------------------------------------------------------------------------
Other                                                    14.1%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                   [PIE CHART]

              AAA/U.S. Guaranteed            55%
              AA                             22%
              A                              10%
              BBB                             6%
              BB or Lower                     2%
              N/R                             5%

2006-2007 Monthly Tax-Free Dividends Per Share

                                   [BAR CHART]


0.0665  0.0665  0.0665  0.0665  0.0640  0.0640  0.0640  0.0600  0.0600  0.0600  0.0600  0.0570
 Nov      Dec    Jan      Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
11/01/06
                                      15.90
                                      15.95
                                      16.28
                                      16.00
                                      16.15
                                      16.12
                                      16.14
                                      16.40
                                      15.82
                                      15.89
                                      15.90
                                      15.88
                                      15.80
                                      15.50
                                      15.73
                                      15.75
                                      16.15
                                      15.87
                                      15.96
                                      15.90
                                      15.99
                                      15.94
                                      15.88
                                      15.86
                                      15.81
                                      15.66
                                      15.68
                                      15.53
                                      15.45
                                      15.37
                                      15.30
                                      15.50
                                      15.25
                                      15.06
                                      14.81
                                      14.77
                                      14.77
                                      14.51
                                      14.25
                                      14.25
                                      14.37
                                      14.09
                                      13.32
                                      13.60
                                      13.90
                                      14.17
                                      14.19
                                      14.08
                                      13.98
                                      13.90
                                      13.83
                                      13.88
                                      13.57
                                      13.62
10/31/07

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NVY           | Nuveen Pennsylvania
Performance   | Dividend Advantage
OVERVIEW      | Municipal Fund 2
                         as of October 31, 2007

Credit Quality (as a % of total investments)

                                   [PIE CHART]

              AAA/U.S. Guaranteed            65%
              AA                             17%
              A                               4%
              BBB                             7%
              BB or Lower                     2%
              N/R                             5%

2006-2007 Monthly Tax-Free Dividends Per Share(2)

                                   [BAR CHART]


0.0635  0.0610  0.0610  0.0610  0.0610  0.0610  0.0610  0.0610  0.0610  0.0610  0.0610  0.0575
 Nov      Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
11/01/06
                                      15.30
                                      15.16
                                      15.34
                                      15.26
                                      15.18
                                      15.49
                                      15.35
                                      15.54
                                      15.75
                                      15.44
                                      15.38
                                      14.95
                                      14.70
                                      14.50
                                      14.70
                                      14.67
                                      14.86
                                      14.80
                                      14.93
                                      15.09
                                      14.75
                                      14.83
                                      14.86
                                      15.35
                                      15.16
                                      15.11
                                      15.24
                                      15.09
                                      15.50
                                      15.45
                                      14.90
                                      15.30
                                      14.72
                                      14.78
                                      14.43
                                      14.51
                                      14.56
                                      14.35
                                      14.43
                                      14.50
                                      14.20
                                      13.99
                                      13.60
                                      13.78
                                      13.86
                                      14.16
                                      14.65
                                      14.24
                                      14.14
                                      14.10
                                      13.84
                                      13.97
                                      13.89
                                      13.65
10/31/07

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.65
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                        $15.01
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -9.06%
--------------------------------------------------------------------------------
Market Yield                                             5.05%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.23%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                  $55,908
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                          14.78
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.09
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                   ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                          -7.77%             0.25%
--------------------------------------------------------------------------------
1-Year                                -5.97%             1.70%
--------------------------------------------------------------------------------
5-Year                                 4.29%             5.96%
--------------------------------------------------------------------------------
Since
Inception                              4.37%             6.84%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                          21.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                   16.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   14.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                         9.9%
--------------------------------------------------------------------------------
Health Care                                               9.1%
--------------------------------------------------------------------------------
Water and Sewer                                           6.1%
--------------------------------------------------------------------------------
Housing/Single Family                                     4.4%
--------------------------------------------------------------------------------
Long-Term Care                                            3.9%
--------------------------------------------------------------------------------
Other                                                    13.2%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund also paid shareholders a capital gains distribution in December 2006 of $0.0244 per share.

NQJ   |     Shareholder MEETING REPORT
NNJ   |     The special meeting of shareholders was held in the offices of
NXJ   |     Nuveen Investments on October 12, 2007; the meeting for Nuveen New
            Jersey Dividend Advantage Municipal Fund (NXJ) was subsequently adjourned to October 22, 2007 and additionally to November 8, 2007.


                                               NQJ                             NNJ                             NXJ
-------------------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                                     Common and                      Common and                      Common and
                                  MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                                  shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                       together        together        together        together        together        together
                                     as a class      as a class      as a class      as a class      as a class      as a class
-------------------------------------------------------------------------------------------------------------------------------
   For                               10,079,221              --       6,077,136              --       3,390,845              --
   Against                              530,881              --         287,369              --         202,863              --
   Abstain                              393,109              --         245,906              --         110,672              --
   Broker Non-Votes                   3,851,571              --       2,387,881              --       1,413,052              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             14,854,782              --       8,998,292              --       5,117,432              --
===============================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                               14,313,097              --       8,626,168              --              --              --
   Withhold                             541,685              --         372,124              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             14,854,782              --       8,998,292              --              --              --
===============================================================================================================================
Jack B. Evans
   For                               14,317,426              --       8,629,502              --              --              --
   Withhold                             537,356              --         368,790              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             14,854,782              --       8,998,292              --              --              --
===============================================================================================================================
William C. Hunter
   For                               14,319,686              --       8,631,177              --              --              --
   Withhold                             535,096              --         367,115              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             14,854,782              --       8,998,292              --              --              --
===============================================================================================================================
David J. Kundert
   For                               14,314,020              --       8,628,647              --              --              --
   Withhold                             540,762              --         369,645              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             14,854,782              --       8,998,292              --              --              --
===============================================================================================================================
William J. Schneider
   For                                       --           4,476              --           2,593              --           1,357
   Withhold                                  --             212              --             145              --              45
-------------------------------------------------------------------------------------------------------------------------------
   Total                                     --           4,688              --           2,738              --           1,402
===============================================================================================================================
Timothy R. Schwertfeger
   For                                       --           4,476              --           2,597              --           1,357
   Withhold                                  --             212              --             141              --              45
-------------------------------------------------------------------------------------------------------------------------------
   Total                                     --           4,688              --           2,738              --           1,402
===============================================================================================================================
Judith M. Stockdale
   For                               14,307,890              --       8,629,193              --       4,954,163              --
   Withhold                             546,892              --         369,099              --         163,269              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             14,854,782              --       8,998,292              --       5,117,432              --
===============================================================================================================================
Carole E. Stone
   For                               14,306,597              --       8,632,527              --       4,953,529              --
   Withhold                             548,185              --         365,765              --         163,903              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             14,854,782              --       8,998,292              --       5,117,432              --
===============================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                               14,402,294              --       8,758,702              --       4,962,554              --
   Against                              233,947              --         105,902              --          88,333              --
   Abstain                              218,541              --         133,688              --          66,545              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             14,854,782              --       8,998,292              --       5,117,432              --
===============================================================================================================================


NUJ
NQP
NPY


                                               NUJ                             NQP                             NPY
-------------------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                                     Common and                      Common and                      Common and
                                  MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                                  shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                       together        together        together        together        together        together
                                     as a class      as a class      as a class      as a class      as a class      as a class
-------------------------------------------------------------------------------------------------------------------------------
   For                                2,376,570              --       8,550,428              --       8,569,219              --
   Against                              103,230              --         536,125              --         308,319              --
   Abstain                               51,542              --         345,900              --         225,418              --
   Broker Non-Votes                     966,380              --       3,129,569              --       3,112,168              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                              3,497,722              --      12,562,022              --      12,215,124              --
===============================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                                       --              --              --              --              --              --
   Withhold                                  --              --              --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                     --              --              --              --              --              --
===============================================================================================================================
Jack B. Evans
   For                                       --              --              --              --              --              --
   Withhold                                  --              --              --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                     --              --              --              --              --              --
===============================================================================================================================
William C. Hunter
   For                                       --              --              --              --              --              --
   Withhold                                  --              --              --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                     --              --              --              --              --              --
===============================================================================================================================
David J. Kundert
   For                                       --              --              --              --              --              --
   Withhold                                  --              --              --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                     --              --              --              --              --              --
===============================================================================================================================
William J. Schneider
   For                                       --             998              --           4,433              --           3,502
   Withhold                                  --              60              --              18              --              42
-------------------------------------------------------------------------------------------------------------------------------
   Total                                     --           1,058              --           4,451              --           3,544
===============================================================================================================================
Timothy R. Schwertfeger
   For                                       --             998              --           4,434              --           3,503
   Withhold                                  --              60              --              17              --              41
-------------------------------------------------------------------------------------------------------------------------------
   Total                                     --           1,058              --           4,451              --           3,544
===============================================================================================================================
Judith M. Stockdale
   For                                3,385,687              --      12,069,580              --      11,817,918              --
   Withhold                             112,035              --         492,442              --         397,206              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                              3,497,722              --      12,562,022              --      12,215,124              --
===============================================================================================================================
Carole E. Stone
   For                                3,384,300              --      12,064,042              --      11,812,391              --
   Withhold                             113,422              --         497,980              --         402,733              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                              3,497,722              --      12,562,022              --      12,215,124              --
===============================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                                3,387,905              --      12,225,511              --      11,926,208              --
   Against                               66,626              --         120,942              --         116,021              --
   Abstain                               43,191              --         215,569              --         172,895              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                              3,497,722              --      12,562,022              --      12,215,124              --
===============================================================================================================================


  NVY  |


                                                                               NXM                             NVY
-------------------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                                                                    Common and                       Common and
                                                                  MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                                                                  shares voting   shares voting   shares voting   shares voting
                                                                       together        together        together        together
                                                                     as a class      as a class      as a class      as a class
-------------------------------------------------------------------------------------------------------------------------------
   For                                                                1,867,738              --       2,112,650              --
   Against                                                              101,153              --          74,209              --
   Abstain                                                               39,483              --          41,086              --
   Broker Non-Votes                                                     545,734              --         635,078              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                                              2,554,108              --       2,863,023              --
===============================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                                                                       --              --              --              --
   Withhold                                                                  --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     --              --              --              --
===============================================================================================================================
Jack B. Evans
   For                                                                       --              --              --              --
   Withhold                                                                  --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     --              --              --              --
===============================================================================================================================
William C. Hunter
   For                                                                       --              --              --              --
   Withhold                                                                  --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     --              --              --              --
===============================================================================================================================
David J. Kundert
   For                                                                       --              --              --              --
   Withhold                                                                  --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     --              --              --              --
===============================================================================================================================
William J. Schneider
   For                                                                       --             912              --           1,052
   Withhold                                                                  --               1              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     --             913              --           1,052
===============================================================================================================================
Timothy R. Schwertfeger
   For                                                                       --             912              --           1,052
   Withhold                                                                  --               1              --              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     --             913              --           1,052
===============================================================================================================================
Judith M. Stockdale
   For                                                                2,386,506              --       2,789,056              --
   Withhold                                                             167,602              --          73,967              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                                              2,554,108              --       2,863,023              --
===============================================================================================================================
Carole E. Stone
   For                                                                2,386,035              --       2,788,056              --
   Withhold                                                             168,073              --          74,967              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                                              2,554,108              --       2,863,023              --
===============================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                                                                2,448,722              --       2,800,350              --
   Against                                                               34,264              --          26,207              --
   Abstain                                                               71,122              --          36,466              --
-------------------------------------------------------------------------------------------------------------------------------
   Total                                                              2,554,108              --       2,863,023              --
===============================================================================================================================


       | Nuveen New Jersey Investment Quality Municipal Fund, Inc. NQJ | Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.4% (0.2% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                  Revenue Bonds, Heldrich Center Hotel/Conference Center
                  Project, Series 2005A:

$        800      5.000%, 1/01/32                                                    1/15 at 100.00       Baa3        $     751,384
         690      5.125%, 1/01/37                                                    1/15 at 100.00       Baa3              654,003
-----------------------------------------------------------------------------------------------------------------------------------
       1,490    Total Consumer Discretionary                                                                              1,405,387
-----------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 4.1% (2.7% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
       4,300      4.750%, 6/01/34                                                    6/17 at 100.00        BBB            3,587,576
      10,000      5.000%, 6/01/41                                                    6/17 at 100.00        BBB            8,580,799
-----------------------------------------------------------------------------------------------------------------------------------
      14,300    Total Consumer Staples                                                                                   12,168,375
-----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 16.3% (10.7% OF TOTAL
                  INVESTMENTS)

       1,000    New Jersey Economic Development Authority, Revenue Bonds,            6/15 at 100.00        AAA            1,046,500
                  The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 - AMBAC
                  Insured

       2,000    New Jersey Educational Facilities Authority, Revenue Bonds,          7/13 at 100.00        A              1,976,680
                  Fairleigh Dickinson University, Series 2002D, 5.250%,
                  7/01/32 - ACA Insured

         500    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00        N/R              513,845
                  Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

       1,000    New Jersey Educational Facilities Authority, Revenue Bonds,          7/17 at 100.00       BBB+            1,003,360
                  Georgian Court University, Series 2007D, 5.000%, 7/01/27

       3,555    New Jersey Educational Facilities Authority, Revenue Bonds,          7/17 at 100.00        AAA            3,719,845
                  Kean University, Series 2007D, 5.000%, 7/01/32 - FGIC Insured

         120    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00        AAA              127,724
                  Montclair State University, Series 2004L, 5.125%, 7/01/22 -
                  MBIA Insured

       1,225    New Jersey Educational Facilities Authority, Revenue Bonds,          7/15 at 100.00        AAA            1,319,374
                  Montclair State University, Series 2005F, 5.000%, 7/01/16 -
                  FGIC Insured

       2,770    New Jersey Educational Facilities Authority, Revenue Bonds,          7/16 at 100.00        Aaa            2,881,437
                  Montclair State University, Series 2006, 5.000%, 7/01/36 -
                  AMBAC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                New Jersey Institute of Technology, Series 2001G:
       1,000      5.250%, 7/01/20 - MBIA Insured                                     7/11 at 100.00        AAA            1,050,710
       1,945      5.250%, 7/01/21 - MBIA Insured                                     7/11 at 100.00        AAA            2,043,631

                New Jersey Educational Facilities Authority, Revenue Bonds,
                New Jersey Institute of Technology, Series 2004B:
       1,260      5.000%, 7/01/19 - AMBAC Insured                                    1/14 at 100.00        AAA            1,332,425
       2,510      4.750%, 7/01/20 - AMBAC Insured                                    1/14 at 100.00        AAA            2,593,131
       2,060      4.250%, 7/01/24 - AMBAC Insured                                    1/14 at 100.00        AAA            2,027,246

       1,495    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00        AAA            1,596,974
                  Ramapo College, Series 2004H, 5.000%, 7/01/16 - FGIC Insured

       | Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued) NQJ | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$        610    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00        AA         $     634,071
                  Rider University, Series 2004A, 5.500%, 7/01/23 - RAAI Insured

         690    New Jersey Educational Facilities Authority, Revenue Bonds,          7/12 at 100.00        AA               690,380
                  Rider University, Series 2007C, 5.000%, 7/01/37 - RAAI Insured

                New Jersey Educational Facilities Authority, Revenue Bonds, St.
                Peter's College, Series 1998B:
       1,000      5.375%, 7/01/18                                                    7/08 at 102.00        BB+            1,004,110
       1,750      5.500%, 7/01/27                                                    7/08 at 102.00        BB+            1,751,138

       1,430    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00        AAA            1,525,138
                  William Paterson University, Series 2004A, 5.125%, 7/01/21 - FGIC
                  Insured

       1,050    New Jersey Educational Facilities Authority, Revenue Refunding       7/12 at 100.00        AA             1,067,840
                  Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 - RAAI
                  Insured

       2,640    New Jersey Higher Education Assistance Authority, Student Loan      12/07 at 102.00        AAA            2,663,074
                  Revenue Bonds, New Jersey Class Loan Program, Series 1997A,
                  5.800%, 6/01/16 - MBIA Insured (Alternative Minimum Tax)

       2,000    New Jersey Higher Education Assistance Authority, Student Loan       6/10 at 101.00        AAA            2,062,240
                  Revenue Bonds, Series 2000A, 6.125%, 6/01/17 - MBIA Insured
                  (Alternative Minimum Tax)

       4,235    Puerto Rico Industrial, Tourist, Educational, Medical and            9/11 at 100.00        BBB            4,295,984
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Bonds, University of the Sacred Heart,
                  Series 2001, 5.250%, 9/01/21

                University of Medicine and Dentistry of New Jersey, Certificates
                of Participation, Child Health Institute, LLC, Series 2003:
       1,945      5.000%, 4/15/20 - AMBAC Insured                                    4/13 at 100.00        AAA            2,045,770
       1,370      5.000%, 4/15/22 - AMBAC Insured                                    4/13 at 100.00        AAA            1,433,116

                University of Medicine and Dentistry of New Jersey, Revenue
                Bonds, Series 2002A:
       2,100      5.000%, 12/01/24 - AMBAC Insured                                  12/12 at 100.00        AAA            2,190,363
       4,000      5.500%, 12/01/27 - AMBAC Insured                                  12/12 at 100.00        AAA            4,273,400
------------------------------------------------------------------------------------------------------------------------------------
      47,260    Total Education and Civic Organizations                                                                  48,869,506
------------------------------------------------------------------------------------------------------------------------------------

                FINANCIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)

       5,000    New Jersey Economic Development Authority, Revenue Refunding           No Opt. Call       Baa3            5,257,050
                  Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%,
                  10/01/21
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 20.2% (13.3% OF TOTAL INVESTMENTS)

                Camden County Improvement Authority, New Jersey, Revenue Bonds,
                Cooper Health System, Series 2004A:
         200      5.000%, 2/15/25                                                    2/15 at 100.00        BBB              196,914
       1,000      5.750%, 2/15/34                                                    8/14 at 100.00        BBB            1,027,870

       5,750    New Jersey Health Care Facilities Financing Authority,               8/11 at 100.00        AAA            5,821,070
                  FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center,
                  Series 2001, 5.000%, 8/01/41 - AMBAC Insured

       3,750    New Jersey Health Care Facilities Financing Authority, Revenue       7/17 at 100.00        A+             3,765,450
                  Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%,
                  7/01/37

       2,840    New Jersey Health Care Facilities Financing Authority, Revenue       7/13 at 100.00       Baa1            2,808,590
                  Bonds, Capital Health System Obligated Group, Series 2003A,
                  5.375%, 7/01/33

       1,265    New Jersey Health Care Facilities Financing Authority, Revenue       7/17 at 100.00        Aaa            1,321,634
                  Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30
                  - AGC Insured

         400    New Jersey Health Care Facilities Financing Authority, Revenue       7/15 at 100.00       Baa3              404,580
                  Bonds, Children's Specialized Hospital, Series 2005A, 5.500%,
                  7/01/36

       1,200    New Jersey Health Care Facilities Financing Authority, Revenue       7/16 at 100.00        A-             1,199,916
                  Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36

         615    New Jersey Health Care Facilities Financing Authority, Revenue       7/16 at 100.00        A-               620,738
                  Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (CONTINUED)

$      3,000    New Jersey Health Care Facilities Financing Authority, Revenue       7/11 at 100.00        A2         $   3,089,430
                  Bonds, Kennedy Health System Obligated Group, Series 2001,
                  5.500%, 7/01/21

       3,500    New Jersey Health Care Facilities Financing Authority, Revenue       7/09 at 101.00        AAA            3,602,445
                  Bonds, Meridian Health System Obligated Group, Series 1999,
                  5.250%, 7/01/29 - FSA Insured

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Robert Wood Johnson University Hospital, Series 2000:
       3,850      5.750%, 7/01/25                                                    7/10 at 100.00        A2             3,995,376
       2,000      5.750%, 7/01/31                                                    7/10 at 100.00        A2             2,075,520

       2,600    New Jersey Health Care Facilities Financing Authority, Revenue       7/15 at 100.00        AA             2,584,400
                  Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%,
                  7/01/35 - RAAI Insured

       1,985    New Jersey Health Care Facilities Financing Authority, Revenue       1/17 at 100.00        BBB            1,919,832
                  Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%,
                  7/01/29

       5,040    New Jersey Health Care Facilities Financing Authority, Revenue       7/10 at 100.00        AAA            5,212,066
                  Bonds, Society of the Valley Hospital Obligated Group, Series
                  2000, 5.375%, 7/01/31 - AMBAC Insured

       3,300    New Jersey Health Care Facilities Financing Authority, Revenue       7/13 at 100.00        Ba1            3,147,210
                  Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, South Jersey Hospital System, Series 2006:
       2,160      5.000%, 7/01/36                                                    7/16 at 100.00        A3             2,175,725
       1,965      5.000%, 7/01/46                                                    7/16 at 100.00        A3             1,968,144

       1,690    New Jersey Health Care Facilities Financing Authority, Revenue       7/14 at 100.00        AA             1,752,344
                  Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 -
                  RAAI Insured

       2,000    New Jersey Health Care Facilities Financing Authority, Revenue       7/10 at 100.00        BBB            2,101,260
                  Bonds, St. Peter's University Hospital, Series 2000A,
                  6.875%, 7/01/20

       3,135    New Jersey Health Care Facilities Financing Authority, Revenue       1/12 at 100.00        AA             3,138,856
                  Refunding Bonds, Bayshore Community Hospital, Series 2002,
                  5.125%, 7/01/32 - RAAI Insured

       2,605    New Jersey Health Care Facilities Financing Authority, Revenue       7/08 at 101.00        Aaa            2,648,061
                  Refunding Bonds, St. Barnabas Healthcare System - West Hudson
                  Hospital Obligated Group, Series 1998A, 5.000%, 7/01/23 -
                  MBIA Insured

       3,730    Newark, New Jersey, GNMA Collateralized Healthcare Facility          6/12 at 102.00        Aaa            3,886,474
                  Revenue Bonds, New Community Urban Renewal Corporation, Series
                  2001A, 5.200%, 6/01/30
------------------------------------------------------------------------------------------------------------------------------------
      59,580    Total Health Care                                                                                        60,463,905
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)

         645    Long Branch Housing Finance Corporation New Jersey, Housing          4/08 at 100.00        N/R              648,993
                  Revenue Bonds, Washington Manor Associates Ltd. Section 8
                  Assisted Elderly Project, Series 1980, 10.000%, 10/01/11

       2,743    Newark Housing Authority, New Jersey, GNMA Collateralized           10/09 at 102.00        Aaa            2,859,544
                  Housing Revenue Bonds, Fairview Apartments Project, Series
                  2000A, 6.400%, 10/20/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,388    Total Housing/Multifamily                                                                                 3,508,537
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 3.7% (2.4% OF TOTAL INVESTMENTS)

       2,655    New Jersey Housing and Mortgage Finance Agency, Home Buyer           4/08 at 101.50        AAA            2,696,338
                  Program Revenue Bonds, Series 1997U, 5.850%, 4/01/29 - MBIA
                  Insured (Alternative Minimum Tax)

       2,085    New Jersey Housing and Mortgage Finance Agency, Home Buyer          10/10 at 100.00        AAA            2,123,552
                Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31 - MBIA
                  Insured (Alternative Minimum Tax)

       1,025    New Jersey Housing and Mortgage Finance Agency, Single Family        4/17 at 100.00        AA               967,631
                  Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37
                  (Alternative Minimum Tax)

       2,545    Puerto Rico Housing Finance Corporation, Mortgage-Backed             6/11 at 100.00        AAA            2,587,680
                  Securities Home Mortgage Revenue Bonds, Series 2001A,
                  5.200%, 12/01/33


       | Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued) NQJ | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (CONTINUED)

$      2,545    Puerto Rico Housing Finance Corporation, Mortgage-Backed             6/11 at 100.00        AAA        $   2,582,564
                  Securities Home Mortgage Revenue Bonds, Series 2001B, 5.300%,
                  12/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,855    Total Housing/Single Family                                                                              10,957,765
------------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 0.2% (0.1% OF TOTAL INVESTMENTS)

         980    Gloucester County Improvement Authority, New Jersey, Solid             No Opt. Call        BBB            1,030,940
                  Waste Resource Recovery Revenue Refunding Bonds, Waste
                  Management Inc. Project, Series 1999B, 6.850%, 12/01/29
                  (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 3.2% (2.1% OF TOTAL INVESTMENTS)

       1,080    Burlington County Bridge Commission, New Jersey, Economic            1/18 at 100.00        N/R            1,069,837
                  Development Revenue Bonds, The Evergreens Project, Series 2007,
                  5.625%, 1/01/38

       1,125    New Jersey Economic Development Authority, First Mortgage           11/14 at 100.00        N/R            1,156,601
                  Revenue Bonds, Winchester Gardens at Wards Homestead, Series
                  2004A, 5.750%, 11/01/24

       2,840    New Jersey Economic Development Authority, GNMA Collateralized      12/11 at 103.00        Aaa            2,944,768
                  Mortgage Revenue Bonds, Victoria Health Corporation, Series
                  2001A, 5.200%, 12/20/36

         595    New Jersey Economic Development Authority, Revenue Bonds,            6/11 at 102.00        A-               636,418
                  Masonic Charity Foundation of New Jersey, Series 2001, 5.875%,
                  6/01/18

       1,100    New Jersey Economic Development Authority, Revenue Bonds,            6/13 at 102.00        A-             1,136,047
                  Masonic Charity Foundation of New Jersey, Series 2002, 5.250%,
                  6/01/32

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, House of the Good Shepherd Obligated Group, Series 2001:
       1,000      5.100%, 7/01/21 - RAAI Insured                                     7/11 at 100.00        AA             1,010,580
       1,500      5.200%, 7/01/31 - RAAI Insured                                     7/11 at 100.00        AA             1,507,440
------------------------------------------------------------------------------------------------------------------------------------
       9,240    Total Long-Term Care                                                                                      9,461,691
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 8.4% (5.5% OF TOTAL INVESTMENTS)

                Clifton, New Jersey, General Obligation Bonds, Series 2002:
       1,700      5.000%, 1/15/21 - FGIC Insured                                     1/11 at 100.00        AAA            1,760,673
       1,625      5.000%, 1/15/22 - FGIC Insured                                     1/11 at 100.00        AAA            1,675,814

       1,000    Essex County, New Jersey, General Obligation Refunding Bonds,       11/07 at 101.00        Aaa            1,011,140
                  Series 1996A-1, 5.000%, 11/15/11 - FGIC Insured

       4,300    Jersey City, New Jersey, General Obligation Bonds, Series            9/16 at 100.00        AAA            4,546,562
                  2006A, 5.000%, 9/01/22 - AMBAC Insured

       1,500    Middletown Township Board of Education, Monmouth County, New         8/10 at 100.00        AAA            1,535,775
                  Jersey, Refunding School Bonds, Series 2001, 5.000%, 8/01/27 -
                  FSA Insured

       5,000    New Jersey, General Obligation Bonds, Series 1992D, 6.000%,            No Opt. Call        AA             5,385,650
                  2/15/11

       2,040    Ocean City Board of Education, Cape May County, New Jersey,          4/16 at 100.00        Aaa            2,170,254
                  General Obligation Bonds, Series 2005, 5.000%, 4/01/20 - MBIA
                  Insured

       1,285    Tinton Falls Board of Education, Monmouth County, New Jersey,       10/14 at 100.00        Aaa            1,385,705
                  General Obligation Bonds, Series 2004, 5.000%, 10/15/15 - FSA
                  Insured

       1,745    Washington Township Board of Education, Mercer County, New           1/16 at 100.00        Aaa            1,861,077
                  Jersey, General Obligation Bonds, Series 2005, 5.000%, 1/01/19
                  - FSA Insured

                West Deptford Township, New Jersey, General Obligation Bonds,
                Series 2004:
       1,690      5.000%, 9/01/16 - AMBAC Insured                                    9/14 at 100.00        Aaa            1,812,846
       1,865      4.750%, 9/01/18 - AMBAC Insured                                    9/14 at 100.00        Aaa            1,955,546
------------------------------------------------------------------------------------------------------------------------------------
      23,750    Total Tax Obligation/General                                                                             25,101,042
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 28.2% (18.6% OF TOTAL INVESTMENTS)

                Bergen County Improvement Authority, New Jersey, Guaranteed
                Lease Revenue Bonds, County Administration Complex Project,
                Series 2003:
$      1,795      5.000%, 11/15/17                                                  11/13 at 100.00        Aaa        $   1,930,469
       2,000      5.000%, 11/15/18                                                  11/13 at 100.00        Aaa            2,129,180

       1,775    Bergen County Improvement Authority, New Jersey, Guaranteed            No Opt. Call        Aaa            1,934,164
                  Lease Revenue Bonds, County Administration Complex Project,
                  Series 2005, 5.000%, 11/15/26

       1,965    Essex County Improvement Authority, New Jersey, Project                No Opt. Call        Aaa            2,176,670
                  Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22
                  - AMBAC Insured

       2,650    Garden State Preservation Trust, New Jersey, Open Space and            No Opt. Call        AAA            2,919,903
                  Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18
                  - FSA Insured

                Gloucester County Improvement Authority, New Jersey, Lease
                Revenue Bonds, Series 2005A:
       1,100      5.000%, 9/01/18 - MBIA Insured                                     9/15 at 100.00        AAA            1,171,610
       1,000      5.000%, 9/01/21 - MBIA Insured                                     9/15 at 100.00        AAA            1,053,220
       1,420      5.000%, 9/01/22 - MBIA Insured                                     9/15 at 100.00        AAA            1,490,730

                Hudson County Improvement Authority, New Jersey, County Secured
                Lease Revenue Bonds, County Services Building Project,
                Series 2005:
       1,090      5.000%, 4/01/25 - AMBAC Insured                                    4/15 at 100.00        AAA            1,136,216
       2,525      5.000%, 4/01/35 - AMBAC Insured                                    4/15 at 100.00        AAA            2,607,795

       1,445    Lower Township Municipal Utilities Authority, Cape May County,         No Opt. Call        Aaa            1,535,602
                  New Jersey, Revenue Bonds, Series 2003D, 5.000%, 12/01/16 -
                  FGIC Insured

                Middlesex County Improvement Authority, New Jersey, County
                Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
       1,000      5.250%, 9/15/16                                                    9/13 at 100.00        AAA            1,080,000
       2,000      5.250%, 9/15/18                                                    9/13 at 100.00        AAA            2,144,180
       1,000      5.250%, 9/15/21                                                    9/13 at 100.00        AAA            1,069,110

       4,000    New Jersey Economic Development Authority, Cigarette Tax             6/14 at 100.00        BBB            4,207,360
                  Revenue Bonds, Series 2004, 5.750%, 6/15/34

       4,675    New Jersey Economic Development Authority, Lease Revenue Bonds,      3/15 at 100.00        AAA            4,865,273
                  Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 -
                  FSA Insured

       5,000    New Jersey Economic Development Authority, Revenue Bonds, Motor      7/14 at 100.00        AAA            5,424,700
                  Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 - MBIA Insured

                New Jersey Economic Development Authority, Revenue Bonds, Newark
                Downtown District Management Corporation Project, Series 2007:
         205      5.125%, 6/15/27                                                    6/17 at 100.00       Baa3              206,070
         345      5.125%, 6/15/37                                                    6/17 at 100.00       Baa3              338,279

       1,965    New Jersey Economic Development Authority, School Facilities         9/17 at 100.00        AAA            2,052,580
                  Construction Financing Program Bonds, Series 2007U, 5.000%,
                  9/01/37 - AMBAC Insured

       1,925    New Jersey Educational Facilities Authority, Revenue Bonds,            No Opt. Call        AAA            2,083,120
                  Higher Education Capital Improvement Fund, Series 2005A,
                  5.000%, 9/01/15 - FSA Insured

       2,500    New Jersey Health Care Facilities Financing Authority, Lease         9/13 at 100.00        AA-            2,561,800
                  Revenue Bonds, Department of Human Services - Greystone Park
                  Psychiatric Hospital, Series 2003, 5.000%, 9/15/25

                New Jersey Health Care Facilities Financing Authority, Lease
                Revenue Bonds, Department of Human Services - Greystone Park
                Psychiatric Hospital, Series 2005:
       2,885      5.000%, 9/15/18 - AMBAC Insured                                    9/15 at 100.00        AAA            3,065,053
       4,455      5.000%, 9/15/24 - AMBAC Insured                                    9/15 at 100.00        AAA            4,662,692

       3,405    New Jersey Transit Corporation, Lease Appropriation Bonds,           9/15 at 100.00        AAA            3,611,139
                  Series 2005A, 5.000%, 9/15/18 - FGIC Insured


       | Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued) NQJ | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (CONTINUED)

                New Jersey Transportation Trust Fund Authority, Federal Highway
                Aid Grant Anticipation Bonds, Series 2006:
$      1,075      5.000%, 6/15/17 - FGIC Insured                                     6/16 at 100.00        AAA        $   1,156,431
       1,900      5.000%, 6/15/18 - FGIC Insured                                     6/16 at 100.00        AAA            2,034,463

       4,200    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call        AAA            4,720,044
                  System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

       3,890    New Jersey Transportation Trust Fund Authority, Transportation       6/15 at 100.00        AAA            4,127,485
                  System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

       4,300    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call        AA-            4,861,451
                  System Bonds, Series 2006A, 5.500%, 12/15/22

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2006C:
      10,000      0.000%, 12/15/32 - FSA Insured                                       No Opt. Call        AAA            3,037,300
      15,310      0.000%, 12/15/34 - FSA Insured                                       No Opt. Call        AAA            4,206,882

       1,625    Passaic County Improvement Authority, New Jersey, Lease Revenue      5/15 at 100.00        Aaa            1,684,085
                  Bonds, Preakness Healthcare Center Project, Series 2005,
                  5.000%, 5/01/30 - AMBAC Insured

       1,315    Puerto Rico Convention Center District Authority, Hotel              7/16 at 100.00        AAA            1,297,195
                  Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 -
                  CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------
      97,740    Total Tax Obligation/Limited                                                                             84,582,251
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 26.1% (17.1% OF TOTAL INVESTMENTS)

       2,250    Casino Reinvestment Development Authority, New Jersey, Parking       6/15 at 100.00        AAA            2,420,910
                  Revenue Bonds, Series 2005A, 5.250%, 6/01/20 - MBIA Insured

                Delaware River and Bay Authority, Delaware and New Jersey,
                Revenue Bonds, Series 2005:
       2,000      5.000%, 1/01/25 - MBIA Insured                                     1/15 at 100.00        AAA            2,088,580
       4,050      5.000%, 1/01/26 - MBIA Insured                                     1/15 at 100.00        AAA            4,226,823
       1,500      5.000%, 1/01/27 - MBIA Insured                                     1/15 at 100.00        AAA            1,561,740
       2,500      5.000%, 1/01/28 - MBIA Insured                                     1/15 at 100.00        AAA            2,599,775

       3,500    Delaware River Port Authority, New Jersey and Pennsylvania,          1/10 at 100.00        AAA            3,642,695
                  Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

       2,960    Delaware River Port Authority, Pennsylvania and New Jersey,          1/12 at 100.00        AAA            3,087,073
                  Revenue Refunding Bonds, Port District Project, Series 2001A,
                  5.200%, 1/01/27 - FSA Insured

       3,000    New Jersey Economic Development Authority, Revenue Bonds,           11/07 at 100.00       CCC+            3,001,770
                  American Airlines Inc., Series 1991, 7.100%, 11/01/31
                  (Alternative Minimum Tax)

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         495      6.500%, 1/01/16                                                      No Opt. Call         A               567,023
         160      6.500%, 1/01/16 - MBIA Insured                                       No Opt. Call        AAA              184,062

       9,500    New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,          7/13 at 100.00        AAA           10,008,914
                  5.000%, 1/01/19 - FGIC Insured

       1,265    New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,            No Opt. Call        AAA            1,414,827
                  5.250%, 1/01/29 - FSA Insured

       7,000    Port Authority of New York and New Jersey, Consolidated Revenue      6/15 at 101.00        AAA            7,325,290
                  Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/28 -
                  XLCA Insured

       2,000    Port Authority of New York and New Jersey, Consolidated Revenue      1/14 at 101.00        AA-            2,062,300
                  Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34

                Port Authority of New York and New Jersey, Consolidated Revenue
                Bonds, One Hundred Twenty-Fifth Series 2002:
       2,280      5.000%, 10/15/26 - FSA Insured                                     4/12 at 101.00        AAA            2,375,806
       5,000      5.000%, 4/15/32 - FSA Insured                                      4/12 at 101.00        AAA            5,144,250

       1,330    Port Authority of New York and New Jersey, One Hundred and           8/17 at 100.00        AAA            1,516,240
                  Forty Eighth Consolidated Revenue Bonds, RITES Trust 1516,
                  7.511%, 8/15/32 - FSA Insured (IF)



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

                Port Authority of New York and New Jersey, Special Project
                Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
$      3,500      7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)            No Opt. Call        AAA        $   4,001,340
       6,605      5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)         12/07 at 102.00        AAA            6,746,215
      12,130      5.750%, 12/01/25 - MBIA Insured (Alternative Minimum Tax)         12/07 at 100.00        AAA           12,147,587

       2,000    South Jersey Port Corporation, New Jersey, Marine Terminal           1/13 at 100.00         A             2,045,860
                  Revenue Refunding Bonds, Series 2002K, 5.100%, 1/01/33
------------------------------------------------------------------------------------------------------------------------------------
      75,025    Total Transportation                                                                                     78,169,080
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 26.5% (17.5% OF TOTAL INVESTMENTS) (4)

       2,500    Bergen County Improvement Authority, New Jersey, Revenue Bonds,      9/12 at 101.00      N/R (4)          2,751,575
                  Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27
                  (Pre-refunded 9/01/12)

       3,275    Delaware River and Bay Authority, Delaware and New Jersey,           1/10 at 101.00        AAA            3,462,952
                  Revenue Bonds, Series 2000A, 5.750%, 1/01/29 (Pre-refunded
                  1/01/10) - AMBAC Insured

       2,225    Essex County Improvement Authority, New Jersey, General             10/13 at 100.00        Aaa            2,395,124
                  Obligation Lease Revenue Bonds, Correctional Facilities
                  Project, Series 2003A, 5.000%, 10/01/28 (Pre-refunded
                  10/01/13) - FGIC Insured

       1,500    New Jersey Educational Facilities Authority, Revenue Bonds,          7/13 at 100.00        AAA            1,629,375
                  Kean University, Series 2003D, 5.250%, 7/01/20 (Pre-refunded
                  7/01/13) - FGIC Insured

       1,925    New Jersey Educational Facilities Authority, Revenue Bonds,          7/16 at 100.00        AAA            2,099,309
                  Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded
                  7/01/16) - MBIA Insured

       1,380    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00        Aaa            1,502,406
                  Montclair State University, Series 2004L, 5.125%, 7/01/22
                  (Pre-refunded 7/01/14) - MBIA Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Montclair State University, Series 2005F:
       2,850      5.000%, 7/01/18 (Pre-refunded 7/01/15) - FGIC Insured              7/15 at 100.00        AAA            3,098,178
       1,460      5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured              7/15 at 100.00        AAA            1,587,137

       2,000    New Jersey Educational Facilities Authority, Revenue Bonds, New      7/12 at 100.00        AAA            2,126,720
                  Jersey City University, Series 2002A, 5.000%, 7/01/32
                  (Pre-refunded 7/01/12) - AMBAC Insured

       1,000    New Jersey Educational Facilities Authority, Revenue Bonds,          7/11 at 100.00        AAA            1,051,680
                  Ramapo College, Series 2001D, 5.000%, 7/01/31 (Pre-refunded
                  7/01/11) - AMBAC Insured

       1,300    New Jersey Educational Facilities Authority, Revenue Bonds,          7/13 at 100.00        AAA            1,403,857
                  Rowan University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded
                  7/01/13) - FGIC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Rowan University, Series 2004C:
       1,195      5.000%, 7/01/20 (Pre-refunded 7/01/14) - MBIA Insured              7/14 at 100.00        AAA            1,292,213
       1,875      5.000%, 7/01/24 (Pre-refunded 7/01/14) - MBIA Insured              7/14 at 100.00        AAA            2,027,531

       7,860    New Jersey Health Care Facilities Financing Authority, Revenue       7/12 at 100.00      A3 (4)           8,605,520
                  Bonds, South Jersey Hospital System, Series 2002, 5.875%,
                  7/01/21 (Pre-refunded 7/01/12)

       5,670    New Jersey Transportation Trust Fund Authority, Transportation      12/11 at 100.00        AAA            5,996,989
                  System Bonds, Series 2001B, 5.000%, 12/15/21 (Pre-refunded
                  12/15/11) - MBIA Insured

       3,020    New Jersey Transportation Trust Fund Authority, Transportation       6/15 at 100.00        Aaa            3,281,683
                  System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded
                  6/15/15) - FSA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         170      6.500%, 1/01/16 (ETM)                                                No Opt. Call        AAA              196,085
          55      6.500%, 1/01/16 - MBIA Insured (ETM)                                 No Opt. Call        AAA               63,439
       2,505      6.500%, 1/01/16 (ETM)                                                No Opt. Call        AAA            2,889,367
         760      6.500%, 1/01/16 - MBIA Insured (ETM)                                 No Opt. Call        AAA              876,614

       1,250    Newark Housing Authority, New Jersey, Port Authority Terminal        1/14 at 100.00        AAA            1,362,000
                  Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                  1/01/14) - MBIA Insured


       | Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued) NQJ | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$      7,500    Puerto Rico Infrastructure Financing Authority, Special             10/10 at 101.00        AAA        $   7,921,124
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/34

       1,230    Puerto Rico, General Obligation and Public Improvement Bonds,        7/11 at 100.00        AAA            1,301,857
                  Series 2001, 5.125%, 7/01/30 (Pre-refunded 7/01/11) - FSA
                  Insured

                Sayreville School District, Middlesex County, New Jersey,
                General Obligation Bonds, Series 2002:
         680      5.000%, 3/01/24 (Pre-refunded 3/01/12) - FGIC Insured              3/12 at 100.00        Aaa              720,229
         790      5.000%, 3/01/24 (Pre-refunded 3/01/12) - FGIC Insured              3/12 at 100.00        AAA              836,736
         715      5.000%, 3/01/25 (Pre-refunded 3/01/12) - FGIC Insured              3/12 at 100.00        Aaa              757,299
         830      5.000%, 3/01/25 (Pre-refunded 3/01/12) - FGIC Insured              3/12 at 100.00        AAA              879,103

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
       7,275      5.750%, 6/01/32 (Pre-refunded 6/01/12)                             6/12 at 100.00        AAA            7,804,620
       3,000      6.000%, 6/01/37 (Pre-refunded 6/01/12)                             6/12 at 100.00        AAA            3,302,280

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
       3,200      6.125%, 6/01/24 (Pre-refunded 6/01/12)                             6/12 at 100.00        AAA            3,420,576
       2,625      6.375%, 6/01/32 (Pre-refunded 6/01/13)                             6/13 at 100.00        AAA            2,982,551
------------------------------------------------------------------------------------------------------------------------------------
      73,620    Total U.S. Guaranteed                                                                                    79,626,129
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 4.0% (2.7% OF TOTAL INVESTMENTS)

       3,500    Camden County Pollution Control Financing Authority, New            12/07 at 100.00       Baa3            3,548,930
                  Jersey, Solid Waste Disposal and Resource Recovery System
                  Revenue Bonds, Series 1991A, 7.500%, 12/01/10 (Alternative
                  Minimum Tax)

         755    Camden County Pollution Control Financing Authority, New            12/07 at 100.00       Baa3              765,555
                  Jersey, Solid Waste Disposal and Resource Recovery System
                  Revenue Bonds, Series 1991B, 7.500%, 12/01/09 (Alternative
                  Minimum Tax)

       2,055    Mercer County Improvement Authority, New Jersey, Solid Waste        12/13 at 100.00        AAA            2,197,165
                  Revenue Bonds, Regional Sludge Project, Series 2003, 5.000%,
                  12/15/14 - FGIC Insured

       2,500    Salem County Pollution Control Financing Authority, New Jersey,      4/12 at 101.00       Baa1            2,544,750
                  Pollution Control Revenue Refunding Bonds, PSEG Power LLC
                  Project, Series 2001A, 5.750%, 4/01/31 (Alternative
                  Minimum Tax)

       3,000    Union County Utilities Authority, New Jersey, Solid Waste            6/08 at 101.00        AAA            3,034,260
                  Facility Senior Lien Revenue Bonds, Ogden Martin Systems of
                  Union Inc., Series 1998A, 5.000%, 6/01/23 - AMBAC Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      11,810    Total Utilities                                                                                          12,090,660
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 7.7% (5.1% OF TOTAL INVESTMENTS)

       3,000    Jersey City Municipal Utilities Authority, Hudson County, New        7/08 at 102.00        AAA            3,074,160
                  Jersey, Sewer Revenue Bonds, Series 2001A-2, 5.200%, 7/15/21
                  - FGIC Insured (Alternative Minimum Tax)

                Lacey Municipal Utilities Authority, Ocean County, New Jersey,
                Water Revenue Bonds, Series 2003B:
       1,750      5.000%, 12/01/17 - FGIC Insured                                   12/13 at 100.00        Aaa            1,869,910
       1,835      5.000%, 12/01/18 - FGIC Insured                                   12/13 at 100.00        Aaa            1,939,760
       1,000      5.000%, 12/01/19 - FGIC Insured                                   12/13 at 100.00        Aaa            1,057,090



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$      7,500    New Jersey Economic Development                                     11/07 at 101.00        Aaa        $   7,501,350
                  Authority, Water Facilities Revenue Bonds, American Water
                  Company, Series 1996, 6.000%, 5/01/36 - FGIC Insured
                  (Alternative Minimum Tax)
                North Hudson Sewerage Authority, New Jersey, Sewerage Revenue
                Refunding Bonds, Series 2002A:
       3,000      5.250%, 8/01/16 - FGIC Insured                                     8/12 at 100.00        Aaa            3,204,720
       3,000      5.250%, 8/01/18 - FGIC Insured                                     8/12 at 100.00        Aaa            3,187,920
       1,250    Ocean County Utilities Authority, New Jersey, Wastewater             1/11 at 101.00        Aa1            1,304,775
                  Revenue Refunding Bonds, Series 2000, 5.000%, 1/01/18
------------------------------------------------------------------------------------------------------------------------------------
      22,335    Total Water and Sewer                                                                                    23,139,685
------------------------------------------------------------------------------------------------------------------------------------
$    456,373    Total Investments (cost $445,863,354) - 152.0%                                                          455,832,003
================--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      6,122,988
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.0)%                                                       (162,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 299,954,991
                ====================================================================================================================



                FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:

                                                           FUND                                     FIXED RATE
                                        NOTIONAL    PAY/RECEIVE      FLOATING RATE   FIXED RATE        PAYMENT  EFFECTIVE
                COUNTERPARTY              AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)     FREQUENCY   DATE (5)
                -----------------------------------------------------------------------------------------------------------
                JPMorgan              $6,350,000            Pay  3-Month USD-LIBOR        5.388% Semi-Annually    4/25/08
                Royal Bank of Canada   9,400,000            Pay               SIFM        4.335      Quarterly    8/06/08
                -----------------------------------------------------------------------------------------------------------

                ===========================================================================================================

                FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:

                                                       UNREALIZED
                                      TERMINATION    APPRECIATION
                COUNTERPARTY                 DATE  (DEPRECIATION)
                -------------------------------------------------
                JPMorgan                  4/25/35        $ 26,348
                Royal Bank of Canada      8/06/37         296,386
                -------------------------------------------------
                                                         $322,734
                =================================================


USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)
SIFM - The daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.


(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

 N/R  Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

       |  Nuveen New Jersey Premium Income Municipal Fund, Inc.
  NNJ  |  Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.5% (0.3% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
                Series 2005A:
$        480      5.000%, 1/01/32                                                    1/15 at 100.00       Baa3       $      450,830
         415      5.125%, 1/01/37                                                    1/15 at 100.00       Baa3              393,349
-----------------------------------------------------------------------------------------------------------------------------------
         895    Total Consumer Discretionary                                                                                844,179
-----------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 3.7% (2.5% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2007-1A:
       2,520      4.750%, 6/01/34                                                    6/17 at 100.00        BBB            2,102,486
       5,300      5.000%, 6/01/41                                                    6/17 at 100.00        BBB            4,547,824
-----------------------------------------------------------------------------------------------------------------------------------
       7,820    Total Consumer Staples                                                                                    6,650,310
-----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 14.7% (9.8% OF TOTAL
                  INVESTMENTS)

       1,125    New Jersey Economic Development Authority, Revenue Bonds, The        6/15 at 100.00        AAA            1,177,313
                  Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 - AMBAC Insured

         500    New Jersey Educational Facilities Authority, Revenue Bonds,          7/13 at 100.00         A               494,170
                  Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32
                  - ACA Insured

         300    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00        N/R              308,307
                  Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

         600    New Jersey Educational Facilities Authority, Revenue Bonds,          7/17 at 100.00       BBB+              592,272
                  Georgian Court University, Series 2007D, 5.000%, 7/01/33

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Kean University, Series 2007D:
       2,090      5.000%, 7/01/32 - FGIC Insured                                     7/17 at 100.00        AAA            2,186,913
       2,000      5.000%, 7/01/39 - FGIC Insured                                     7/17 at 100.00        AAA            2,084,260

         100    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00        AAA              106,883
                  Montclair State University, Series 2004L, 5.125%, 7/01/19 -
                  MBIA Insured

         970    New Jersey Educational Facilities Authority, Revenue Bonds,          7/16 at 100.00        Aaa            1,009,023
                  Montclair State University, Series 2006, 5.000%, 7/01/36 -
                  AMBAC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds, New
                Jersey Institute of Technology, Series 2004B:
       1,375      5.000%, 7/01/18 - AMBAC Insured                                    1/14 at 100.00        AAA            1,454,035
         725      5.000%, 7/01/19 - AMBAC Insured                                    1/14 at 100.00        AAA              766,673
       1,530      4.750%, 7/01/20 - AMBAC Insured                                    1/14 at 100.00        AAA            1,580,674
       1,125      4.250%, 7/01/24 - AMBAC Insured                                    1/14 at 100.00        AAA            1,107,113

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Ramapo College, Series 2004H:
       1,640      5.000%, 7/01/18 - FGIC Insured                                     7/14 at 100.00        AAA            1,740,958
       1,040      5.000%, 7/01/23 - FGIC Insured                                     7/14 at 100.00        AAA            1,086,342

         300    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00        AA               311,838
                  Rider University, Series 2004A, 5.500%, 7/01/23 - RAAI Insured

         405    New Jersey Educational Facilities Authority, Revenue Bonds,          7/12 at 100.00        AA               405,223
                  Rider University, Series 2007C, 5.000%, 7/01/37 - RAAI Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$        115    New Jersey Educational Facilities Authority, Revenue Bonds,          1/08 at 100.00        A-        $      115,248
                  Trenton State College Issue, Series 1976D, 6.750%, 7/01/08

       1,405    New Jersey Higher Education Assistance Authority, Student Loan       6/09 at 101.00        AAA            1,407,431
                  Revenue Bonds, Series 1999A, 5.250%, 6/01/18 - MBIA Insured
                  (Alternative Minimum Tax)

                New Jersey Higher Education Assistance Authority, Student Loan
                Revenue Bonds, Series 2000A:
       1,470      5.700%, 6/01/08 - MBIA Insured (Alternative Minimum Tax)             No Opt. Call        AAA            1,484,494
         985      6.000%, 6/01/15 - MBIA Insured (Alternative Minimum Tax)           6/10 at 101.00        AAA            1,015,407

       2,025    University of Medicine and Dentistry of New Jersey,                  4/13 at 100.00        AAA            2,129,915
                  Certificates of Participation, Child Health Institute, LLC,
                  Series 2003, 5.000%, 4/15/21 - AMBAC Insured

       1,000    University of Medicine and Dentistry of New Jersey,                  6/14 at 100.00        AAA            1,034,970
                  Certificates of Participation, University Housing Associates,
                  LLC, Series 2004, 5.000%, 6/15/29 - MBIA Insured

       2,750    University of Medicine and Dentistry of New Jersey, Revenue         12/12 at 100.00        AAA            2,830,383
                  Bonds, Series 2002A, 5.000%, 12/01/31 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      25,575    Total Education and Civic Organizations                                                                  26,429,845
-----------------------------------------------------------------------------------------------------------------------------------

                FINANCIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)

       1,500    New Jersey Economic Development Authority, Revenue Refunding           No Opt. Call       Baa3            1,577,115
                  Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%,
                  10/01/21
-----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 18.1% (12.1% OF TOTAL INVESTMENTS)

                Camden County Improvement Authority, New Jersey, Revenue Bonds,
                Cooper Health System, Series 2004A:
         185      5.000%, 2/15/25                                                    2/15 at 100.00        BBB              182,145
         620      5.750%, 2/15/34                                                    8/14 at 100.00        BBB              637,279

       1,615    New Jersey Health Care Facilities Financing Authority, Revenue       7/17 at 100.00        A+             1,621,654
                  Bonds, Atlanticare Regional Medical Center, Series 2007,
                  5.000%, 7/01/37

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Capital Health System Obligated Group, Series 2003A:
         750      5.000%, 7/01/26                                                    7/13 at 100.00       Baa1              723,915
       1,670      5.375%, 7/01/33                                                    7/13 at 100.00       Baa1            1,651,530

         240    New Jersey Health Care Facilities Financing Authority, Revenue       7/15 at 100.00       Baa3              242,748
                  Bonds, Children's Specialized Hospital, Series 2005A, 5.500%,
                  7/01/36

       2,900    New Jersey Health Care Facilities Financing Authority, Revenue       1/10 at 101.00        A3             2,994,018
                  Bonds, Hackensack University Medical Center, Series 2000,
                  6.000%, 1/01/34

         700    New Jersey Health Care Facilities Financing Authority, Revenue       7/16 at 100.00        A-               699,951
                  Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36

         375    New Jersey Health Care Facilities Financing Authority, Revenue       7/16 at 100.00        A-               378,499
                  Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35

       3,500    New Jersey Health Care Facilities Financing Authority, Revenue       7/11 at 100.00        A2             3,585,715
                  Bonds, Kennedy Health System Obligated Group, Series 2001,
                  5.625%, 7/01/31

       1,700    New Jersey Health Care Facilities Financing Authority, Revenue       7/09 at 101.00        AAA            1,772,539
                  Bonds, Meridian Health System Obligated Group, Series 1999,
                  5.625%, 7/01/12 - FSA Insured

         465    New Jersey Health Care Facilities Financing Authority, Revenue       7/12 at 101.00       BBB-              491,803
                  Bonds, Palisades Medical Center of New York Presbyterian
                  Healthcare System, Series 2002, 6.625%, 7/01/31

       1,500    New Jersey Health Care Facilities Financing Authority, Revenue       7/15 at 100.00        AA             1,491,000
                  Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%,
                  7/01/35 - RAAI Insured

       1,160    New Jersey Health Care Facilities Financing Authority, Revenue       1/17 at 100.00        BBB            1,121,917
                  Bonds, Saint Barnabas Health Care System, Series 2006A,
                  5.000%, 7/01/29


       | Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued) NNJ | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$      2,000    New Jersey Health Care Facilities Financing Authority, Revenue       7/10 at 100.00        AAA       $    2,098,420
                  Bonds, Society of the Valley Hospital Obligated Group, Series
                  2000, 5.750%, 7/01/15 - AMBAC Insured

       1,875    New Jersey Health Care Facilities Financing Authority, Revenue       7/13 at 100.00        Ba1            1,788,188
                  Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, South Jersey Hospital System, Series 2006:
       1,245      5.000%, 7/01/36                                                    7/16 at 100.00        A3             1,254,064
       1,155      5.000%, 7/01/46                                                    7/16 at 100.00        A3             1,156,848

       1,270    New Jersey Health Care Facilities Financing Authority, Revenue       7/14 at 100.00        AA             1,316,850
                  Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 -
                  RAAI Insured

       2,050    New Jersey Health Care Facilities Financing Authority, Revenue       7/10 at 100.00        BBB            2,153,792
                  Bonds, St. Peter's University Hospital, Series 2000A, 6.875%,
                  7/01/20

         630    New Jersey Health Care Facilities Financing Authority, Revenue       7/12 at 100.00        A+               658,596
                  Refunding Bonds, Atlantic City Medical Center, Series 2002,
                  5.750%, 7/01/25

       1,710    New Jersey Health Care Facilities Financing Authority, Revenue       1/12 at 100.00        AA             1,722,021
                  Refunding Bonds, Bayshore Community Hospital, Series 2002,
                  5.000%, 7/01/22 - RAAI Insured

       2,650    Puerto Rico Industrial, Tourist, Educational, Medical and           12/07 at 101.00        A3             2,797,791
                  Environmental Control Facilities Financing Authority,
                  Adjustable Rate Industrial Revenue Bonds, American Home
                  Products Corporation, Series 1983A, 5.100%, 12/01/18
-----------------------------------------------------------------------------------------------------------------------------------
      31,965    Total Health Care                                                                                        32,541,283
-----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 2.9% (1.9% OF TOTAL INVESTMENTS)

         340    Essex County Improvement Authority, New Jersey, FNMA Enhanced       11/12 at 100.00        Aaa              335,515
                  Multifamily Revenue Bonds, Mount Carmel Towers, Series 2002,
                  4.750%, 11/01/22 (Alternative Minimum Tax)

         385    Long Branch Housing Finance Corporation New Jersey, Housing          4/08 at 100.00        N/R              387,383
                  Revenue Bonds, Washington Manor Associates Ltd. Section 8
                  Assisted Elderly Project, Series 1980, 10.000%, 10/01/11

       4,445    New Jersey Housing and Mortgage Finance Agency, Multifamily         11/07 at 101.50        AAA            4,516,876
                  Housing Revenue Bonds, Series 1997A, 5.550%, 5/01/27 - AMBAC
                  Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       5,170    Total Housing/Multifamily                                                                                 5,239,774
-----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 1.6% (1.1% OF TOTAL INVESTMENTS)

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Program Revenue Bonds, Series 1997U:
       1,515      5.700%, 10/01/14 - MBIA Insured (Alternative Minimum Tax)          4/08 at 101.50        AAA            1,539,058
         400      5.850%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)           4/08 at 101.50        AAA              406,228

         430    New Jersey Housing and Mortgage Finance Agency, Home Buyer             No Opt. Call        AAA              438,161
                  Program Revenue Bonds, Series 2000CC, 4.600%, 10/01/09 - MBIA
                  Insured

         605    New Jersey Housing and Mortgage Finance Agency, Single Family        4/17 at 100.00        AA               571,138
                  Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       2,950    Total Housing/Single Family                                                                               2,954,585
-----------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 0.3% (0.2% OF TOTAL INVESTMENTS)

         575    Gloucester County Improvement Authority, New Jersey, Solid             No Opt. Call        BBB              604,889
                  Waste Resource Recovery Revenue Refunding Bonds, Waste
                  Management Inc. Project, Series 1999B, 6.850%, 12/01/29
                  (Mandatory put 12/01/09)
-----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 1.4% (0.9% OF TOTAL INVESTMENTS)

         635    Burlington County Bridge Commission, New Jersey, Economic            1/18 at 100.00        N/R              629,025
                  Development Revenue Bonds, The Evergreens Project, Series
                  2007, 5.625%, 1/01/38



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$        750    New Jersey Economic Development Authority, First Mortgage           11/14 at 100.00        N/R       $      764,453
                  Revenue Bonds, Winchester Gardens at Wards Homestead, Series
                  2004A, 5.800%, 11/01/31

       1,000    New Jersey Economic Development Authority, Revenue Bonds,            6/11 at 102.00        A-             1,053,510
                  Masonic Charity Foundation of New Jersey, Series 2001,
                  5.500%, 6/01/21
-----------------------------------------------------------------------------------------------------------------------------------
       2,385    Total Long-Term Care                                                                                      2,446,988
-----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 11.4% (7.6% OF TOTAL INVESTMENTS)

       2,460    Freehold Regional High School District, Monmouth County Board          No Opt. Call        AAA            2,690,625
                  of Education, New Jersey, School District Refunding Bonds,
                  Series 2001, 5.000%, 3/01/17 - FGIC Insured

       2,500    Jersey City, New Jersey, General Obligation Bonds, Series            9/16 at 100.00        AAA            2,643,350
                  2006A, 5.000%, 9/01/22 - AMBAC Insured

       2,000    Manalapan-Englishtown Regional Board of Education, New Jersey,      10/13 at 100.00        AAA            2,076,500
                  General Obligation Bonds, Series 2003, 5.000%, 10/01/27 -
                  MBIA Insured

                New Jersey, General Obligation Bonds, Series 1992D:
       2,580      6.000%, 2/15/11                                                      No Opt. Call        AA             2,778,995
       1,560      6.000%, 2/15/13                                                      No Opt. Call        AA             1,735,578

       4,000    Passaic County, New Jersey, General Improvement Refunding              No Opt. Call        AAA            4,214,480
                  Bonds, Series 1993, 5.125%, 9/01/12 - FGIC Insured

                Stafford Township Board of Education, Ocean County, New
                Jersey, General Obligation Bonds, Series 2003:
       1,350      5.250%, 1/15/18 - FSA Insured                                      1/12 at 100.00        Aaa            1,425,614
       1,100      5.250%, 1/15/19 - FSA Insured                                      1/12 at 100.00        Aaa            1,161,611

       1,780    West Deptford Township, New Jersey, General Obligation Bonds,        9/14 at 100.00        Aaa            1,873,397
                  Series 2004, 4.750%, 9/01/17 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      19,330    Total Tax Obligation/General                                                                             20,600,150
-----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 34.3% (22.9% OF TOTAL INVESTMENTS)

                Bergen County Improvement Authority, New Jersey, Guaranteed
                Lease Revenue Bonds, County Administration Complex Project,
                Series 2003:
       1,200      5.000%, 11/15/17                                                  11/13 at 100.00        Aaa            1,290,564
       1,145      5.000%, 11/15/18                                                  11/13 at 100.00        Aaa            1,218,956

       1,000    Bergen County Improvement Authority, New Jersey, Guaranteed            No Opt. Call        Aaa            1,089,670
                  Lease Revenue Bonds, County Administration Complex Project,
                  Series 2005, 5.000%, 11/15/26

       5,385    Essex County Improvement Authority, New Jersey, Lease Revenue       12/13 at 100.00        Aaa            5,739,440
                  Bonds, Series 2003, 5.125%, 12/15/19 - FSA Insured

       1,155    Essex County Improvement Authority, New Jersey, Project                No Opt. Call        Aaa            1,279,417
                  Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 -
                  AMBAC Insured

       1,225    Garden State Preservation Trust, New Jersey, Open Space and            No Opt. Call        AAA            1,349,766
                  Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18
                  - FSA Insured

                Hudson County Improvement Authority, New Jersey, County
                Secured Lease Revenue Bonds, County Services Building
                Project, Series 2005:
       1,185      5.000%, 4/01/25 - AMBAC Insured                                    4/15 at 100.00        AAA            1,235,244
       2,755      5.000%, 4/01/35 - AMBAC Insured                                    4/15 at 100.00        AAA            2,845,336

                Middlesex County Improvement Authority, New Jersey, County
                Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
       1,000      5.250%, 9/15/16                                                    9/13 at 100.00        AAA            1,080,000
       1,705      5.250%, 9/15/17                                                    9/13 at 100.00        AAA            1,835,808
       1,000      5.250%, 9/15/21                                                    9/13 at 100.00        AAA            1,069,110


       | Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued) NNJ | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$      2,540    New Jersey Economic Development Authority, Cigarette Tax             6/14 at 100.00        BBB       $    2,671,674
                  Revenue Bonds, Series 2004, 5.750%, 6/15/34

       3,200    New Jersey Economic Development Authority, Revenue Bonds,            7/14 at 100.00        AAA            3,471,808
                  Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
                  MBIA Insured

                New Jersey Economic Development Authority, Revenue Bonds,
                Newark Downtown District Management Corporation Project,
                Series 2007:
         120      5.125%, 6/15/27                                                    6/17 at 100.00       Baa3              120,626
         205      5.125%, 6/15/37                                                    6/17 at 100.00       Baa3              201,007

       1,155    New Jersey Economic Development Authority, School Facilities         9/17 at 100.00        AAA            1,206,478
                  Construction Financing Program Bonds, Series 2007U, 5.000%,
                  9/01/37 - AMBAC Insured

       2,720    New Jersey Health Care Facilities Financing Authority, Lease         9/13 at 100.00        AA-            2,787,238
                  Revenue Bonds, Department of Human Services - Greystone Park
                  Psychiatric Hospital, Series 2003, 5.000%, 9/15/25

                New Jersey Health Care Facilities Financing Authority, Lease
                Revenue Bonds, Department of Human Services - Greystone Park
                Psychiatric Hospital, Series 2005:
       2,615      5.000%, 9/15/24 - AMBAC Insured                                    9/15 at 100.00        AAA            2,736,911
       3,000      5.000%, 9/15/28 - AMBAC Insured                                    9/15 at 100.00        AAA            3,127,650

       1,500    New Jersey Sports and Exposition Authority, Convention Center          No Opt. Call        AAA            1,698,765
                  Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 - MBIA Insured

       3,000    New Jersey Transit Corporation, Certificates of Participation,         No Opt. Call        AAA            3,304,830
                  Federal Transit Administration Grants, Series 2002A, 5.500%,
                  9/15/14 - AMBAC Insured

       1,875    New Jersey Transit Corporation, Lease Appropriation Bonds,           9/15 at 100.00        AAA            1,988,513
                  Series 2005A, 5.000%, 9/15/18 - FGIC Insured

                New Jersey Transportation Trust Fund Authority, Federal
                Highway Aid Grant Anticipation Bonds, Series 2006:
         400      5.000%, 6/15/17 - FGIC Insured                                     6/16 at 100.00        AAA              430,300
         715      5.000%, 6/15/18 - FGIC Insured                                     6/16 at 100.00        AAA              765,601

       2,600    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call        AAA            2,921,932
                  System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

       2,000    New Jersey Transportation Trust Fund Authority, Transportation      12/15 at 100.00        AAA            2,168,220
                  System Bonds, Series 2005B, 5.250%, 12/15/18 - FGIC Insured

       1,110    New Jersey Transportation Trust Fund Authority, Transportation       6/15 at 100.00        AAA            1,177,766
                  System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

       1,700    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call        AA-            1,921,969
                  System Bonds, Series 2006A, 5.500%, 12/15/22

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2006C:
       6,000      0.000%, 12/15/32 - FSA Insured                                       No Opt. Call        AAA            1,822,380
       4,000      0.000%, 12/15/34 - FSA Insured                                       No Opt. Call        AAA            1,099,120

         780    Puerto Rico Convention Center District Authority, Hotel              7/16 at 100.00        AAA              769,439
                  Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 -
                  CIFG Insured

       2,745    Union County Improvement Authority, New Jersey, General              3/13 at 100.00        Aaa            2,816,590
                  Obligation Lease Revenue Bonds, Plainfield Park Madison
                  Redevelopment Project, Series 2003, 5.000%, 3/01/34 -
                  FSA Insured

       2,445    Union County Improvement Authority, New Jersey, General              6/13 at 100.00        Aa1            2,552,751
                  Obligation Lease Revenue Bonds, Series 2003, 5.000%, 6/15/23
-----------------------------------------------------------------------------------------------------------------------------------
      65,180    Total Tax Obligation/Limited                                                                             61,794,879
-----------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 21.3% (14.3% OF TOTAL INVESTMENTS)

$      2,750    Casino Reinvestment Development Authority, New Jersey, Parking       6/15 at 100.00        AAA       $    2,958,890
                  Revenue Bonds, Series 2005A, 5.250%, 6/01/20 - MBIA Insured

                Delaware River and Bay Authority, Delaware and New Jersey,
                Revenue Bonds, Series 2005:
       2,500      5.000%, 1/01/27 - MBIA Insured                                     1/15 at 100.00        AAA            2,602,900
       4,000      5.000%, 1/01/28 - MBIA Insured                                     1/15 at 100.00        AAA            4,159,640

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
       1,365      6.500%, 1/01/16                                                      No Opt. Call         A             1,563,608
         565      6.500%, 1/01/16 - MBIA Insured                                       No Opt. Call        AAA              649,970
         345      6.500%, 1/01/16 - AMBAC Insured                                      No Opt. Call        AAA              396,885

       5,750    New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,          7/13 at 100.00        AAA            6,058,027
                  5.000%, 1/01/19 - FGIC Insured

       2,750    Passaic County Improvement Authority, New Jersey, Revenue            4/15 at 100.00        Aaa            2,831,813
                  Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%,
                  4/15/35 - FSA Insured

       4,000    Port Authority of New York and New Jersey, Consolidated Revenue      6/15 at 101.00        AAA            4,185,880
                  Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/28 -
                  XLCA Insured

       1,000    Port Authority of New York and New Jersey, Consolidated Revenue      1/14 at 101.00        AA-            1,031,150
                  Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34

       2,000    Port Authority of New York and New Jersey, Consolidated Revenue      4/12 at 101.00        AAA            2,057,700
                  Bonds, One Hundred Twenty-Fifth Series 2002, 5.000%, 4/15/32
                  - FSA Insured

         780    Port Authority of New York and New Jersey, One Hundred and           8/17 at 100.00        AAA              889,223
                  Forty Eighth Consolidated Revenue Bonds, RITES Trust 1516,
                  7.511%, 8/15/32 - FSA Insured (IF)

       8,000    Port Authority of New York and New Jersey, Special Project          12/07 at 102.00        AAA            8,171,035
                  Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                  5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)

         850    Trenton Parking Authority, Mercer County, New Jersey,               10/13 at 100.00        Aaa              886,491
                  Guaranteed Parking System Revenue Bonds, Series 2003, 5.000%,
                  10/01/24 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      36,655    Total Transportation                                                                                     38,443,212
-----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 24.8% (16.6% OF TOTAL INVESTMENTS) (4)

       2,075    Egg Harbor Township School District, Atlantic County, New            4/15 at 100.00        Aaa            2,250,607
                  Jersey, General Obligation Bonds, Series 2005, 5.000%,
                  4/01/27 (Pre-refunded 4/01/15) - MBIA Insured

       2,225    Essex County Improvement Authority, New Jersey, General             10/13 at 100.00        Aaa            2,395,124
                  Obligation Lease Revenue Bonds, Correctional Facilities
                  Project, Series 2003A, 5.000%, 10/01/28 (Pre-refunded
                  10/01/13) - FGIC Insured

         130    Essex County Improvement Authority, New Jersey, Lease Revenue       12/13 at 100.00        Aaa              141,136
                  Bonds, Series 2003, 5.125%, 12/15/19 (Pre-refunded 12/15/13)
                  - FSA Insured

       2,705    New Jersey Economic Development Authority, Revenue Bonds,              No Opt. Call      N/R (4)          3,304,455
                  Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)

         595    New Jersey Educational Facilities Authority, Revenue Bonds,          7/16 at 100.00        AAA              648,877
                  Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded
                  7/01/16) - MBIA Insured

       1,145    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00        Aaa            1,246,562
                  Montclair State University, Series 2004L, 5.125%, 7/01/19
                  (Pre-refunded 7/01/14) - MBIA Insured

       2,080    New Jersey Educational Facilities Authority, Revenue Bonds,          7/15 at 100.00        AAA            2,261,126
                  Montclair State University, Series 2005F, 5.000%, 7/01/32
                  (Pre-refunded 7/01/15) - FGIC Insured

       1,000    New Jersey Educational Facilities Authority, Revenue Bonds,          7/13 at 100.00        AAA            1,079,890
                  Rowan University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded
                  7/01/13) - FGIC Insured

         400    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00        AAA              432,540
                  Rowan University, Series 2004C, 5.000%, 7/01/20 (Pre-refunded
                  7/01/14) - MBIA Insured


       | Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued) NNJ | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$      3,000    New Jersey Health Care Facilities Financing Authority, Revenue       7/12 at 100.00      A3 (4)      $    3,284,550
                  Bonds, South Jersey Hospital System, Series 2002, 5.875%,
                  7/01/21 (Pre-refunded 7/01/12)

         545    New Jersey Health Care Facilities Financing Authority, Revenue       7/10 at 101.00     BBB- (4)            603,871
                  Bonds, Trinitas Hospital Obligated Group, Series 2000,
                  7.500%, 7/01/30 (Pre-refunded 7/01/10)

         500    New Jersey Health Care Facilities Financing Authority, Revenue       7/12 at 100.00      A2 (4)             546,560
                  Refunding Bonds, Atlantic City Medical Center, Series 2002,
                  5.750%, 7/01/25 (Pre-refunded 7/01/12)

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         465      6.500%, 1/01/16 (ETM)                                                No Opt. Call        AAA              536,350
         195      6.500%, 1/01/16 - MBIA Insured (ETM)                                 No Opt. Call        AAA              224,921
         120      6.500%, 1/01/16 - AMBAC Insured (ETM)                                No Opt. Call        AAA              138,413
       6,590      6.500%, 1/01/16 (ETM)                                                No Opt. Call        AAA            7,601,169
       1,760      6.500%, 1/01/16 - AMBAC Insured (ETM)                                No Opt. Call        AAA            2,030,054
       2,745      6.500%, 1/01/16 - MBIA Insured (ETM)                                 No Opt. Call        AAA            3,166,193

         750    Newark Housing Authority, New Jersey, Port Authority Terminal        1/14 at 100.00        AAA              817,200
                  Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                  1/01/14) - MBIA Insured

       2,125    Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/15 at 100.00        AAA            2,317,461
                  Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) - FGIC
                  Insured

       2,795    Tobacco Settlement Financing Corporation, New Jersey, Tobacco        6/12 at 100.00        AAA            2,998,476
                  Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                  (Pre-refunded 6/01/12)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
       3,520      6.125%, 6/01/24 (Pre-refunded 6/01/12)                             6/12 at 100.00        AAA            3,762,634
       2,250      6.375%, 6/01/32 (Pre-refunded 6/01/13)                             6/13 at 100.00        AAA            2,556,473

         350    Trenton Parking Authority, Mercer County, New Jersey,               10/13 at 100.00        Aaa              376,761
                  Guaranteed Parking System Revenue Bonds, Series 2003, 5.000%,
                  10/01/24 (Pre-refunded 10/01/13) - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      40,065    Total U.S. Guaranteed                                                                                    44,721,403
-----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 0.7% (0.5% OF TOTAL INVESTMENTS)

       1,250    New Jersey Economic Development Authority, Pollution Control           No Opt. Call       Baa1            1,276,500
                  Revenue Refunding Bonds, Public Service Electric and Gas
                  Company, Series 2001A, 5.000%, 3/01/12
-----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 13.0% (8.7% OF TOTAL INVESTMENTS)

                Bayonne Municipal Utilities Authority, New Jersey, Water System
                 Revenue Refunding Bonds, Series 2003A:
       1,450      5.000%, 4/01/19 - XLCA Insured                                     4/13 at 100.00        Aaa            1,512,974
       1,250      5.000%, 4/01/24 - XLCA Insured                                     4/13 at 100.00        Aaa            1,291,538

       1,000    Hudson County Improvement Authority, New Jersey, Utility System      1/08 at 101.50        AAA            1,017,150
                  Revenue Bonds, Harrison Franchise Acquisition Project, Series
                  1997, 5.350%, 1/01/27 - FSA Insured

       1,000    Jersey City Sewer Authority, Hudson County, New Jersey, Sewer          No Opt. Call        AAA            1,109,090
                  Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14 - AMBAC
                  Insured

       3,100    New Jersey Economic Development Authority, Water Facilities          3/08 at 100.00        Aaa            3,104,588
                  Revenue Refunding Bonds, Hackensack Water Company, Series
                  1994B, 5.900%, 3/01/24 - MBIA Insured (Alternative Minimum
                  Tax)


       6,950    New Jersey Environmental Infrastructure Trust, Environmental         9/11 at 101.00        AAA            7,291,522
                  Infrastructure Bonds, Series 2001A, 4.750%, 9/01/20

       1,650    New Jersey Water Supply Authority, Water Supply Authority            8/15 at 100.00        AAA            1,714,862
                  Bonds, Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 -
                  MBIA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$      3,500    North Hudson Sewerage Authority, New Jersey, Sewerage Revenue        8/12 at 100.00        Aaa       $    3,719,240
                  Refunding Bonds, Series 2002A,5.250%, 8/01/19 - FGIC Insured

       1,000    Stony Brook Regional Sewer Authority, Princeton, New Jersey,           No Opt. Call        Aa2            1,051,510
                  Revenue Refunding Bonds, Series 1993B, 5.450%, 12/01/12

       1,500    Wanaque Valley Regional Sewer Authority, Passaic County, New           No Opt. Call        AAA            1,681,980
                  Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%,
                  9/01/18 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      22,400    Total Water and Sewer                                                                                    23,494,454
-----------------------------------------------------------------------------------------------------------------------------------
$    263,715    Total Investments (cost $262,218,796) - 149.6%                                                          269,619,566
================-------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      2,241,803
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.8)%                                                        (91,600,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  180,261,369
                ===================================================================================================================


FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:


                                     FUND                                        FIXED RATE                            UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan      $2,500,000              Pay   3-Month USD-LIBOR         5.388%  Semi-Annually     4/25/08      4/25/35   $      10,373
Royal Bank
  of Canada    4,100,000              Pay   SIFM                      4.335   Quarterly         8/06/08      8/06/37         129,275
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       $     139,648
------------------------------------------------------------------------------------------------------------------------------------


USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)
SIFM - The daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

       |  Nuveen New Jersey Dividend Advantage Municipal Fund
  NXJ  |  Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.5% (0.4% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
                Series 2005A:
$        260      5.000%, 1/01/32                                                    1/15 at 100.00       Baa3       $      244,200
         230      5.125%, 1/01/37                                                    1/15 at 100.00       Baa3              218,001

          45    New Jersey Economic Development Authority, General Motors              No Opt. Call        B-                44,774
                  Corporation, Series 1984, 5.350%, 4/01/09
------------------------------------------------------------------------------------------------------------------------------------
         535    Total Consumer Discretionary                                                                                506,975
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.8% (2.6% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2007-1A:
       1,345      4.750%, 6/01/34                                                    6/17 at 100.00       BBB             1,122,160
       3,000      5.000%, 6/01/41                                                    6/17 at 100.00       BBB             2,574,240
------------------------------------------------------------------------------------------------------------------------------------
       4,345    Total Consumer Staples                                                                                    3,696,400
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 16.6% (11.5% OF TOTAL
                INVESTMENTS)

         250    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00       N/R               256,923
                  Fairleigh Dickinson University,
                  Series 2004C, 5.500%, 7/01/23

         325    New Jersey Educational Facilities Authority, Revenue Bonds,          7/17 at 100.00       BBB+              327,672
                  Georgian Court University, Series
                  2007D, 5.250%, 7/01/37

       1,115    New Jersey Educational Facilities Authority, Revenue Bonds, Kean     7/17 at 100.00       AAA             1,166,703
                  University, Series 2007D,
                  5.000%, 7/01/32 - FGIC Insured

          60    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00       AAA                63,992
                  Montclair State University, Series
                  2004L, 5.125%, 7/01/21 - MBIA Insured

         970    New Jersey Educational Facilities Authority, Revenue Bonds,          7/16 at 100.00       Aaa             1,009,023
                  Montclair State University, Series
                  2006, 5.000%, 7/01/36 - AMBAC Insured

       1,000    New Jersey Educational Facilities Authority, Revenue Bonds, New      7/11 at 100.00       AAA             1,050,710
                  Jersey Institute of
                  Technology, Series 2001G, 5.250%, 7/01/18 - MBIA Insured

       1,000    New Jersey Educational Facilities Authority, Revenue Bonds, New      1/14 at 100.00       AAA             1,055,850
                  Jersey Institute of
                  Technology, Series 2004B, 5.000%, 7/01/21 - AMBAC Insured

         215    New Jersey Educational Facilities Authority, Revenue Bonds,          7/12 at 100.00        AA               215,118
                  Rider University, Series 2007C,
                  5.000%, 7/01/37 - RAAI Insured

       1,085    New Jersey Educational Facilities Authority, Revenue Bonds,          7/11 at 101.00       AAA             1,113,232
                  Rowan College, Series 2001C,
                  5.000%, 7/01/31 - FGIC Insured

         630    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00       AAA               673,363
                  William Paterson University,
                  Series 2004A, 5.125%, 7/01/19 - FGIC Insured

         300    New Jersey Educational Facilities Authority, Revenue Refunding       7/12 at 100.00        AA               305,097
                  Bonds, Rider University, Series
                  2002A, 5.000%, 7/01/17 - RAAI Insured

         200    New Jersey Educational Facilities Authority, Revenue Refunding       7/11 at 100.00       AAA               211,302
                  Bonds, Seton Hall University
                  Project, Series 2001A, 5.250%, 7/01/16 - AMBAC Insured

                New Jersey Educational Facilities Authority, Revenue Refunding
                Bonds, Seton Hall University Project, Series 2001G:
       3,820      4.875%, 7/01/21 - AMBAC Insured                                    7/11 at 100.00       AAA             3,912,443
       1,600      5.000%, 7/01/26 - AMBAC Insured                                    7/11 at 100.00       AAA             1,638,352



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (CONTINUED)

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, University of the Sacred
                Heart, Series 2001:
$      2,000      5.250%, 9/01/21                                                    9/11 at 100.00       BBB        $    2,028,800
         500      5.250%, 9/01/31                                                    9/11 at 100.00       BBB               501,250

         500    Puerto Rico Industrial, Tourist, Educational, Medical and           12/12 at 101.00       BBB-              507,325
                  Environmental Control Facilities Financing Authority,
                  Higher Education Revenue Refunding Bonds, Ana G. Mendez
                  University System, Series 2002, 5.500%, 12/01/31
------------------------------------------------------------------------------------------------------------------------------------
      15,570    Total Education and Civic Organizations                                                                  16,037,155
------------------------------------------------------------------------------------------------------------------------------------

                ENERGY - 1.1% (0.8% OF TOTAL INVESTMENTS)

       1,000    Virgin Islands, Senior Secured Revenue Bonds, Government             1/13 at 100.00       BBB             1,062,570
                  Refinery Facilities - Hovensa LLC
                  Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                FINANCIALS - 1.9% (1.3% OF TOTAL INVESTMENTS)

         850    New Jersey Economic Development Authority, Economic Development     11/08 at 101.00       N/R               824,279
                  Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%,
                  11/01/28 (Alternative Minimum Tax)

         250    New Jersey Economic Development Authority, Industrial                4/08 at 100.00       Ba1               256,920
                  Development Revenue Refunding Bonds,
                  Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14

         750    New Jersey Economic Development Authority, Revenue Refunding           No Opt. Call       Baa3              788,558
                  Bonds, Kapkowski Road Landfill
                  Project, Series 2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
       1,850    Total Financials                                                                                          1,869,757
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 19.8% (13.7% OF TOTAL INVESTMENTS)

         310    Camden County Improvement Authority, New Jersey, Revenue Bonds,      8/14 at 100.00       BBB               318,640
                  Cooper Health System, Series 2004A, 5.750%, 2/15/34

         865    New Jersey Health Care Facilities Financing Authority, Revenue       7/17 at 100.00        A+               868,564
                  Bonds, Atlanticare Regional Medical Center, Series
                  2007, 5.000%, 7/01/37

         890    New Jersey Health Care Facilities Financing Authority, Revenue       7/13 at 100.00       Baa1              880,157
                  Bonds, Capital Health System
                  Obligated Group, Series 2003A, 5.375%, 7/01/33

       1,500    New Jersey Health Care Facilities Financing Authority, Revenue       7/17 at 100.00       Aaa             1,567,155
                  Bonds, CentraState Medical
                  Center, Series 2006A, 5.000%, 7/01/30 - AGC Insured

         130    New Jersey Health Care Facilities Financing Authority, Revenue       7/15 at 100.00       Baa3              131,489
                  Bonds, Children's Specialized
                  Hospital, Series 2005A, 5.500%, 7/01/36

         400    New Jersey Health Care Facilities Financing Authority, Revenue       7/16 at 100.00        A-               399,972
                  Bonds, Hunterdon Medical
                  Center, Series 2006B, 5.000%, 7/01/36

         180    New Jersey Health Care Facilities Financing Authority, Revenue       7/16 at 100.00        A-               181,679
                  Bonds, Hunterdon Medical
                  Center, Series 2006, 5.125%, 7/01/35

       3,500    New Jersey Health Care Facilities Financing Authority, Revenue       7/11 at 100.00        A2             3,585,715
                  Bonds, Kennedy Health System Obligated Group,
                  Series 2001, 5.625%, 7/01/31

                New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Robert Wood Johnson University
                Hospital, Series 2000:
         750      5.750%, 7/01/25                                                    7/10 at 100.00        A2               778,320
       3,000      5.750%, 7/01/31                                                    7/10 at 100.00        A2             3,113,280

         610    New Jersey Health Care Facilities Financing Authority, Revenue       1/17 at 100.00       BBB               589,974
                  Bonds, Saint Barnabas Health
                  Care System, Series 2006A, 5.000%, 7/01/29

       1,000    New Jersey Health Care Facilities Financing Authority, Revenue       7/13 at 100.00       Ba1               953,700
                Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, South Jersey Hospital System, Series 2006:
         665      5.000%, 7/01/36                                                    7/16 at 100.00        A3               669,841
         615      5.000%, 7/01/46                                                    7/16 at 100.00        A3               615,984


       | Nuveen New Jersey Dividend Advantage Municipal Fund (continued) NXJ | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (CONTINUED)

$        845    New Jersey Health Care Facilities Financing Authority, Revenue       7/14 at 100.00        AA        $      876,172
                  Bonds, St. Clare's Hospital,
                  Series 2004A, 5.250%, 7/01/20 - RAAI Insured

       1,100    New Jersey Health Care Facilities Financing Authority, Revenue       7/10 at 100.00       BBB             1,155,693
                  Bonds, St. Peter's University
                  Hospital, Series 2000A, 6.875%, 7/01/20

       2,500    New Jersey Health Care Facilities Financing Authority, Revenue       7/09 at 101.00        A2             2,539,700
                  Refunding Bonds, Burdette
                  Tomlin Memorial Hospital, Series 1999, 5.500%, 7/01/29
------------------------------------------------------------------------------------------------------------------------------------
      18,860    Total Health Care                                                                                        19,226,035
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 0.4% (0.2% OF TOTAL INVESTMENTS)

         325    New Jersey Housing and Mortgage Finance Agency, Single Family        4/17 at 100.00        AA               306,810
                  Housing Revenue Bonds, Series
                  2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 0.4% (0.2% OF TOTAL INVESTMENTS)

         310    Gloucester County Improvement Authority, New Jersey, Solid Waste       No Opt. Call       BBB               326,114
                  Resource Recovery Revenue Refunding Bonds, Waste Management
                  Inc. Project, Series 1999B, 6.850%, 12/01/29
                  (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 2.6% (1.8% OF TOTAL INVESTMENTS)

         340    Burlington County Bridge Commission, New Jersey, Economic            1/18 at 100.00       N/R               336,801
                  Development Revenue Bonds, The
                  Evergreens Project, Series 2007, 5.625%, 1/01/38

         250    New Jersey Economic Development Authority, First Mortgage           11/14 at 100.00       N/R               254,818
                  Revenue Bonds, Winchester Gardens at
                  Wards Homestead, Series 2004A, 5.800%, 11/01/31

                New Jersey Economic Development Authority, Revenue Bonds,
                Masonic Charity Foundation of New Jersey, Series 2001:
       1,000      6.000%, 6/01/25                                                    6/11 at 102.00        A-             1,079,100
         335      5.500%, 6/01/31                                                    6/11 at 102.00        A-               349,181

         500    New Jersey Economic Development Authority, Revenue Bonds, United     1/08 at 102.00       BB+               465,050
                  Methodist Homes of New Jersey
                  Obligated Group, Series 1998, 5.125%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
       2,425    Total Long-Term Care                                                                                      2,484,950
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 2.5% (1.8% OF TOTAL INVESTMENTS)

       1,000    Jersey City, New Jersey, General Obligation Bonds, Series 2006A,     9/16 at 100.00       AAA             1,057,340
                  5.000%, 9/01/22 - AMBAC Insured

       1,350    Puerto Rico, General Obligation and Public Improvement Bonds,        7/11 at 100.00       AAA             1,411,628
                  Series 2001, 5.250%, 7/01/27 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,350    Total Tax Obligation/General                                                                              2,468,968
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 26.1% (18.1% OF TOTAL INVESTMENTS)

         600    Bergen County Improvement Authority, New Jersey, Guaranteed            No Opt. Call       Aaa               653,802
                  Lease Revenue Bonds, County
                  Administration Complex Project, Series 2005, 5.000%, 11/15/26

       1,745    Burlington County Bridge Commission, New Jersey, Guaranteed         12/13 at 100.00       AAA             1,844,622
                  Pooled Loan Bonds, Series 2003,
                  5.000%, 12/01/18 - MBIA Insured

       1,000    Camden County Improvement Authority, New Jersey, County              9/15 at 100.00       AAA             1,076,940
                  Guaranteed Lease Revenue Bonds, Series
                  2005A, 5.000%, 9/01/16 - FSA Insured

       1,100    Casino Reinvestment Development Authority, New Jersey, Hotel         1/15 at 102.00       AAA             1,207,382
                  Room Fee Revenue Bonds, Series
                  2004, 5.250%, 1/01/16 - AMBAC Insured

         500    Essex County Improvement Authority, New Jersey, Lease Revenue          No Opt. Call       Aaa               533,060
                  Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

         620    Essex County Improvement Authority, New Jersey, Project                No Opt. Call       Aaa               686,786
                  Consolidation Revenue Bonds, Series
                  2007, 5.250%, 12/15/22 - AMBAC Insured

         815    Garden State Preservation Trust, New Jersey, Open Space and            No Opt. Call       AAA               898,008
                  Farmland Preservation Bonds,
                  Series 2005C, 5.125%, 11/01/18 - FSA Insured

       1,200    New Jersey Economic Development Authority, Cigarette Tax             6/14 at 100.00       BBB             1,262,208
                  Revenue Bonds, Series 2004, 5.750%, 6/15/34



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (CONTINUED)

$      1,200    New Jersey Economic Development Authority, Revenue Bonds, Motor      7/14 at 100.00       AAA        $    1,301,928
                  Vehicle Surcharge, Series
                  2004A, 5.250%, 7/01/15 - MBIA Insured

                New Jersey Economic Development Authority, Revenue Bonds, Newark
                Downtown District Management Corporation Project, Series 2007:
          65      5.125%, 6/15/27                                                    6/17 at 100.00       Baa3               65,339
         115      5.125%, 6/15/37                                                    6/17 at 100.00       Baa3              112,760

         615    New Jersey Economic Development Authority, School Facilities         9/17 at 100.00       AAA               642,411
                  Construction Financing Program
                  Bonds, Series 2007U, 5.000%, 9/01/37 - AMBAC Insured

         525    New Jersey Educational Facilities Authority, Revenue Bonds,            No Opt. Call       AAA               568,124
                  Higher Education Capital Improvement Fund, Series 2005A,
                  5.000%, 9/01/15 - FSA Insured

                New Jersey Health Care Facilities Financing Authority, Lease
                Revenue Bonds, Department of Human Services - Greystone
                Park Psychiatric Hospital, Series 2005:
         925      5.000%, 9/15/18 - AMBAC Insured                                    9/15 at 100.00       AAA               982,729
       1,400      5.000%, 9/15/24 - AMBAC Insured                                    9/15 at 100.00       AAA             1,465,268

       1,000    New Jersey Transit Corporation, Certificates of Participation,         No Opt. Call       AAA             1,101,610
                  Federal Transit Administration
                  Grants, Series 2002A, 5.500%, 9/15/14 - AMBAC Insured

       1,000    New Jersey Transit Corporation, Lease Appropriation Bonds,           9/15 at 100.00       AAA             1,060,540
                  Series 2005A, 5.000%, 9/15/18 - FGIC Insured

                New Jersey Transportation Trust Fund Authority, Federal Highway
                Aid Grant Anticipation Bonds, Series 2006:
         350      5.000%, 6/15/17 - FGIC Insured                                     6/16 at 100.00       AAA               376,513
         610      5.000%, 6/15/18 - FGIC Insured                                     6/16 at 100.00       AAA               653,170

       1,300    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call       AAA             1,460,966
                  System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

       1,280    New Jersey Transportation Trust Fund Authority, Transportation       6/15 at 100.00       AAA             1,358,144
                  System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

       1,300    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call       AA-             1,469,741
                  System Bonds, Series 2006A, 5.500%, 12/15/22

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2006C:
       3,000      0.000%, 12/15/32 - FSA Insured                                       No Opt. Call       AAA               911,190
       6,000      0.000%, 12/15/34 - FSA Insured                                       No Opt. Call       AAA             1,648,680

         405    Puerto Rico Convention Center District Authority, Hotel              7/16 at 100.00       AAA               399,516
                  Occupancy Tax Revenue Bonds, Series
                  2006A, 4.500%, 7/01/36 - CIFG Insured

       1,500    Virgin Islands Public Finance Authority, Senior Lien Revenue        10/08 at 101.00        AA             1,531,125
                  Refunding Bonds, Matching Fund
                  Loan Note, Series 1998A, 5.500%, 10/01/18 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
      30,170    Total Tax Obligation/Limited                                                                             25,272,562
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 20.7% (14.3% OF TOTAL INVESTMENTS)

                Delaware River and Bay Authority, Delaware and New Jersey,
                Revenue Bonds, Series 2005:
       1,000      5.000%, 1/01/25 - MBIA Insured                                     1/15 at 100.00       AAA             1,044,290
       1,000      5.000%, 1/01/26 - MBIA Insured                                     1/15 at 100.00       AAA             1,043,660
         500      5.000%, 1/01/27 - MBIA Insured                                     1/15 at 100.00       AAA               520,580
       1,000      5.000%, 1/01/28 - MBIA Insured                                     1/15 at 100.00       AAA             1,039,910

         900    New Jersey Economic Development Authority, Special Facilities       11/10 at 101.00        B                933,795
                  Revenue Bonds, Continental Airlines Inc., Series 2000,
                  7.000%, 11/15/30 (Alternative Minimum Tax)

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:

         180      6.500%, 1/01/16                                                      No Opt. Call        A                206,190
          50      6.500%, 1/01/16 - MBIA Insured                                       No Opt. Call       AAA                57,520

       3,000    New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,          7/13 at 100.00       AAA             3,160,710
                  5.000%, 1/01/19 - FGIC Insured

         300    New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,            No Opt. Call       AAA               335,532
                  5.250%, 1/01/29 - FSA Insured

       2,000    Port Authority of New York and New Jersey, Consolidated Revenue      1/08 at 101.00       AAA             2,022,300
                  Bonds, One Hundred Ninth Series 1997, 5.375%,
                  1/15/32 - MBIA Insured


       | Nuveen New Jersey Dividend Advantage Municipal Fund (continued) NXJ | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (CONTINUED)

$        500    Port Authority of New York and New Jersey, Consolidated Revenue      1/14 at 101.00       AA-        $      515,575
                  Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34

         420    Port Authority of New York and New Jersey, One Hundred and Forty     8/17 at 100.00       AAA               478,813
                  Eighth Consolidated Revenue
                  Bonds, RITES Trust 1516, 7.511%, 8/15/32 - FSA Insured (IF)

       5,000    Port Authority of New York and New Jersey, Special Project          12/07 at 102.00       AAA             5,106,899
                  Bonds, JFK International Air Terminal LLC, Sixth Series
                  1997, 5.750%, 12/01/22 - MBIA Insured
                  (Alternative Minimum Tax)

       3,435    South Jersey Transportation Authority New Jersey, Transportation    11/09 at 101.00       AAA             3,551,034
                  System Revenue Bonds, Series
                  1999, 5.125%, 11/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      19,285    Total Transportation                                                                                     20,016,808
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 23.3% (16.1% OF TOTAL INVESTMENTS) (4)

       1,630    Hamilton Township, Mercer County Board of Education, New Jersey,     8/10 at 100.00       AAA             1,687,115
                  General Obligation Bonds, Series 2001, 4.750%, 8/15/19
                  (Pre-refunded 8/15/10) - FSA Insured

       2,400    New Jersey Economic Development Authority, School Facilities         6/11 at 100.00       AAA             2,522,640
                  Construction Bonds, Series 2001A,
                  5.000%, 6/15/21 (Pre-refunded 6/15/11) - AMBAC Insured

         385    New Jersey Educational Facilities Authority, Revenue Bonds, Kean     7/16 at 100.00       AAA               419,862
                  University, Series 2005B,
                  5.000%, 7/01/30 (Pre-refunded 7/01/16) - MBIA Insured

         690    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00       Aaa               751,203
                  Montclair State University, Series
                  2004L, 5.125%, 7/01/21 (Pre-refunded 7/01/14) - MBIA Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Montclair State University, Series 2005F:
       1,200      5.000%, 7/01/17 (Pre-refunded 7/01/15) - FGIC Insured              7/15 at 100.00       AAA             1,304,496
       1,000      5.000%, 7/01/24 (Pre-refunded 7/01/15) - FGIC Insured              7/15 at 100.00       AAA             1,087,080
         520      5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured              7/15 at 100.00       AAA               565,282

         415    New Jersey Educational Facilities Authority, Revenue Bonds,          7/11 at 101.00       Aaa               440,103
                  Rowan College, Series 2001C,
                  5.000%, 7/01/31 (Pre-refunded 7/01/11) - FGIC Insured

         625    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00       AAA               675,844
                  Rowan University, Series 2004C,
                  5.000%, 7/01/24 (Pre-refunded 7/01/14) - MBIA Insured

       1,350    New Jersey Health Care Facilities Financing Authority, Revenue       7/12 at 100.00      A3 (4)           1,478,048
                  Bonds, South Jersey Hospital
                  System, Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)

         500    New Jersey Health Care Facilities Financing Authority, Revenue       7/10 at 101.00     BBB- (4)            554,010
                  Bonds, Trinitas Hospital Obligated Group, Series
                  2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:

         130      6.500%, 1/01/16 (ETM)                                                No Opt. Call       AAA               149,947
          20      6.500%, 1/01/16 - MBIA Insured (ETM)                                 No Opt. Call       AAA                23,069
         905      6.500%, 1/01/16 (ETM)                                                No Opt. Call       AAA             1,043,863

         375    Newark Housing Authority, New Jersey, Port Authority Terminal        1/14 at 100.00       AAA               408,600
                  Revenue Bonds, Series 2004,
                  5.250%, 1/01/21 (Pre-refunded 1/01/14) - MBIA Insured

       1,500    Puerto Rico Infrastructure Financing Authority, Special             10/10 at 101.00       AAA             1,582,530
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40

                Puerto Rico, General Obligation and Public Improvement Bonds,
                Series 2001:

       2,150      5.250%, 7/01/27 (Pre-refunded 7/01/11) - FSA Insured               7/11 at 100.00       AAA             2,284,784
       1,000      5.125%, 7/01/30 (Pre-refunded 7/01/11) - FSA Insured               7/11 at 100.00       AAA             1,058,420

         795    Tobacco Settlement Financing Corporation, New Jersey, Tobacco        6/12 at 100.00       AAA               852,876
                  Settlement Asset-Backed Bonds, Series 2002, 5.750%,
                  6/01/32 (Pre-refunded 6/01/12)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
       2,240      6.125%, 6/01/24 (Pre-refunded 6/01/12)                             6/12 at 100.00       AAA             2,394,403
       1,125      6.375%, 6/01/32 (Pre-refunded 6/01/13)                             6/13 at 100.00       AAA             1,278,236
------------------------------------------------------------------------------------------------------------------------------------
      20,955    Total U.S. Guaranteed                                                                                    22,562,411
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 1.4% (1.0% OF TOTAL INVESTMENTS)

$ 625           Camden County Pollution Control Financing Authority, New            12/07 at 100.00       Baa3       $      633,738
                  Jersey, Solid Waste Disposal and Resource Recovery
                  System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                  (Alternative Minimum Tax)

  750           New Jersey Economic Development Authority, Pollution Control           No Opt. Call       Baa1              765,900
                  Revenue Refunding Bonds, Public Service Electric and Gas
                  Company, Series 2001A, 5.000%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------
  1,375         Total Utilities                                                                                           1,399,638
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 23.4% (16.2% OF TOTAL INVESTMENTS)

  225           Guam Government Waterworks Authority, Water and Wastewater           7/15 at 100.00       Ba2               234,295
                  System Revenue Bonds, Series 2005, 6.000%, 7/01/25

  4,635         New Jersey Economic Development Authority, Water Facilities          5/08 at 102.00       Aaa             4,752,589
                  Revenue Bonds, American Water Company, Series 1997B, 5.375%,
                  5/01/32 - FGIC Insured (Alternative Minimum Tax)

  7,000         New Jersey Economic Development Authority, Water Facilities          2/08 at 102.00       AAA             7,113,609
                  Revenue Bonds, Middlesex Water Company, Series 1998,
                  5.350%, 2/01/38 - MBIA Insured (Alternative Minimum Tax)

  2,775         New Jersey Environmental Infrastructure Trust, Environmental         9/08 at 101.00       AAA             2,813,850
                  Infrastructure Bonds, Series 1998A, 4.500%, 9/01/18

  15,840        North Hudson Sewerage Authority, New Jersey, Sewerage                  No Opt. Call       Aaa             7,798,661
                  Revenue Refunding Bonds, Series 2001A,
                  0.000%, 8/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
  30,475        Total Water and Sewer                                                                                    22,713,004
------------------------------------------------------------------------------------------------------------------------------------
$ 149,830       Total Investments (cost $136,664,502) - 144.5%                                                          139,950,157
================--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.1%                                                                      4,918,003
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.6)%                                                        (48,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   96,868,160
                ====================================================================================================================


                FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:


                                     FUND                                      FIXED RATE                              UNREALIZED
                  NOTIONAL    PAY/RECEIVE      FLOATING RATE   FIXED RATE         PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)      FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan       $ 1,500,000            Pay  3-Month USD-LIBOR        5.388%  Semi-Annually    4/25/08       4/25/35    $     6,224
Royal Bank
  of Canada      3,000,000            Pay               SIFM        4.335       Quarterly    8/06/08       8/06/37         94,591
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $   100,815
====================================================================================================================================


USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)
SIFM - The daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

       |  Nuveen New Jersey Dividend Advantage Municipal Fund 2
  NUJ  |  Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.5% (0.3% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
                Series 2005A:
$        180      5.000%, 1/01/32                                                    1/15 at 100.00       Baa3       $      169,061
         150      5.125%, 1/01/37                                                    1/15 at 100.00       Baa3              142,175

          40    New Jersey Economic Development Authority, General Motors              No Opt. Call        B-                39,799
                  Corporation, Series 1984, 5.350%, 4/01/09
-----------------------------------------------------------------------------------------------------------------------------------
         370    Total Consumer Discretionary                                                                                351,035
-----------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 4.0% (2.6% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2007-1A:
         950      4.750%, 6/01/34                                                    6/17 at 100.00       BBB               792,604
       2,200      5.000%, 6/01/41                                                    6/17 at 100.00       BBB             1,887,776
-----------------------------------------------------------------------------------------------------------------------------------
       3,150    Total Consumer Staples                                                                                    2,680,380
-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.4% (10.3% OF TOTAL
                INVESTMENTS)

       3,000    New Jersey Educational Facilities Authority, Revenue Bonds,          7/12 at 100.00       AAA             3,085,739
                  College of New Jersey Project,
                  Series 2002C, 4.750%, 7/01/19 - FGIC Insured

         200    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00       N/R               205,538
                  Fairleigh Dickinson University,
                  Series 2004C, 5.500%, 7/01/23

         280    New Jersey Educational Facilities Authority, Revenue Bonds,          7/17 at 100.00       BBB+              276,394
                  Georgian Court University, Series 2007D, 5.000%, 7/01/33

         790    New Jersey Educational Facilities Authority, Revenue Bonds,          7/17 at 100.00       AAA               826,632
                  Kean University, Series 2007D, 5.000%, 7/01/32 - FGIC Insured

         710    New Jersey Educational Facilities Authority, Revenue Bonds,          7/16 at 100.00       Aaa               738,563
                  Montclair State University, Series
                  2006, 5.000%, 7/01/36 - AMBAC Insured

         575    New Jersey Educational Facilities Authority, Revenue Bonds, New      1/14 at 100.00       AAA               607,114
                  Jersey Institute of Technology, Series 2004B, 5.000%,
                  7/01/21 - AMBAC Insured

         150    New Jersey Educational Facilities Authority, Revenue Bonds,          7/12 at 100.00        AA               150,083
                  Rider University, Series 2007C, 5.000%, 7/01/37 - RAAI Insured

         500    New Jersey Educational Facilities Authority, Revenue Bonds,          7/14 at 100.00       AAA               534,415
                  William Paterson University,
                  Series 2004A, 5.125%, 7/01/19 - FGIC Insured

       1,090    New Jersey Educational Facilities Authority, Revenue Refunding       7/12 at 100.00        AA             1,108,519
                  Bonds, Rider University, Series
                  2002A, 5.000%, 7/01/17 - RAAI Insured

       1,000    Puerto Rico Industrial, Tourist, Educational, Medical and            2/09 at 101.00       BBB-            1,015,380
                  Environmental Control Facilities Financing
                  Authority, Higher Education Revenue Bonds, Ana G. Mendez
                  University System, Series 1999, 5.375%, 2/01/19

       1,790    University of Medicine and Dentistry of New Jersey, Revenue         12/12 at 100.00       AAA             1,842,322
                  Bonds, Series 2002A, 5.000%, 12/01/31 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      10,085    Total Education and Civic Organizations                                                                  10,390,699
-----------------------------------------------------------------------------------------------------------------------------------

                ENERGY - 1.6% (1.0% OF TOTAL INVESTMENTS)

       1,000    Virgin Islands, Senior Secured Revenue Bonds, Government             1/13 at 100.00       BBB             1,062,570
                  Refinery Facilities - Hovensa LLC
                  Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                FINANCIALS - 5.0% (3.3% OF TOTAL INVESTMENTS)

$        600    New Jersey Economic Development Authority, Economic Development     11/08 at 101.00       N/R        $      581,844
                  Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%,
                  11/01/28 (Alternative Minimum Tax)

       1,250    New Jersey Economic Development Authority, Industrial                4/08 at 100.00       Ba1             1,284,600
                  Development Revenue Refunding Bonds,
                  Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14

       1,450    New Jersey Economic Development Authority, Revenue Refunding           No Opt. Call       Baa3            1,524,545
                  Bonds, Kapkowski Road Landfill
                  Project, Series 2002, 5.750%, 10/01/21
-----------------------------------------------------------------------------------------------------------------------------------
       3,300    Total Financials                                                                                          3,390,989
-----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 27.7% (18.4% OF TOTAL INVESTMENTS)

         220    Camden County Improvement Authority, New Jersey, Revenue Bonds,      8/14 at 100.00       BBB               226,131
                  Cooper Health System, Series 2004A, 5.750%, 2/15/34

                New Jersey Health Care Facilities Financing Authority,
                FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center,
                Series 2001:
         500      5.000%, 8/01/31 - AMBAC Insured                                    8/11 at 100.00       AAA               523,555
       1,925      5.000%, 8/01/41 - AMBAC Insured                                    8/11 at 100.00       AAA             1,948,793

         610    New Jersey Health Care Facilities Financing Authority, Revenue       7/17 at 100.00        A+               612,513
                  Bonds, Atlanticare Regional
                  Medical Center, Series 2007, 5.000%, 7/01/37

                New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Capital Health System Obligated Group,
                Series 2003A:
         750      5.000%, 7/01/26                                                    7/13 at 100.00       Baa1              723,915
         630      5.375%, 7/01/33                                                    7/13 at 100.00       Baa1              623,032

       1,000    New Jersey Health Care Facilities Financing Authority, Revenue       7/17 at 100.00       Aaa             1,044,770
                  Bonds, CentraState Medical
                  Center, Series 2006A, 5.000%, 7/01/30 - AGC Insured

          90    New Jersey Health Care Facilities Financing Authority, Revenue       7/15 at 100.00       Baa3               91,031
                  Bonds, Children's Specialized
                  Hospital, Series 2005A, 5.500%, 7/01/36

         250    New Jersey Health Care Facilities Financing Authority, Revenue       7/16 at 100.00        A-               249,983
                  Bonds, Hunterdon Medical
                  Center, Series 2006B, 5.000%, 7/01/36

         120    New Jersey Health Care Facilities Financing Authority, Revenue       7/16 at 100.00        A-               121,120
                  Bonds, Hunterdon Medical
                  Center, Series 2006, 5.125%, 7/01/35

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Kennedy Health System Obligated Group, Series 2001:
         400      5.500%, 7/01/21                                                    7/11 at 100.00        A2               411,924
         140      5.625%, 7/01/31                                                    7/11 at 100.00        A2               143,429

         510    New Jersey Health Care Facilities Financing Authority, Revenue       7/09 at 101.00       AAA               524,928
                  Bonds, Meridian Health System
                  Obligated Group, Series 1999, 5.250%, 7/01/29 - FSA Insured

       1,185    New Jersey Health Care Facilities Financing Authority, Revenue       7/12 at 101.00       BBB-            1,253,303
                  Bonds, Palisades Medical Center of New York Presbyterian
                  Healthcare System, Series 2002, 6.625%, 7/01/31

       3,500    New Jersey Health Care Facilities Financing Authority, Revenue       7/10 at 100.00        A2             3,632,159
                  Bonds, Robert Wood Johnson
                  University Hospital, Series 2000, 5.750%, 7/01/31

         435    New Jersey Health Care Facilities Financing Authority, Revenue       1/17 at 100.00       BBB               420,719
                  Bonds, Saint Barnabas Health
                  Care System, Series 2006A, 5.000%, 7/01/29

         700    New Jersey Health Care Facilities Financing Authority, Revenue       7/13 at 100.00       Ba1               667,590
                  Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, South Jersey Hospital System, Series 2006:

         455      5.000%, 7/01/36                                                    7/16 at 100.00        A3               458,312
         435      5.000%, 7/01/46                                                    7/16 at 100.00        A3               435,696

         775    New Jersey Health Care Facilities Financing Authority, Revenue       7/10 at 100.00       BBB               814,238
                  Bonds, St. Peter's University
                  Hospital, Series 2000A, 6.875%, 7/01/20

       1,390    New Jersey Health Care Facilities Financing Authority, Revenue       7/12 at 100.00        A+             1,453,092
                  Refunding Bonds, Atlantic City
                  Medical Center, Series 2002, 5.750%, 7/01/25


       | Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued) NUJ | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (CONTINUED)

$      1,150    New Jersey Health Care Facilities Financing Authority, Revenue       1/12 at 100.00        AA        $    1,151,415
                  Refunding Bonds, Bayshore Community Hospital, Series 2002,
                  5.125%, 7/01/32 - RAAI Insured

       1,100    Puerto Rico Industrial, Tourist, Educational, Medical and           12/07 at 101.00        A3             1,161,347
                  Environmental Control Facilities Financing Authority,
                  Adjustable Rate Industrial Revenue Bonds, American Home
                  Products Corporation, Series 1983A, 5.100%, 12/01/18
-----------------------------------------------------------------------------------------------------------------------------------
      18,270    Total Health Care                                                                                        18,692,995
-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.9% (1.9% OF TOTAL INVESTMENTS)

       1,920    New Jersey Housing and Mortgage Finance Agency, Multifamily         11/07 at 101.50       AAA             1,951,181
                  Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 - AMBAC
                  Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.2% (0.3% OF TOTAL INVESTMENTS)

         225    New Jersey Housing and Mortgage Finance Agency, Single Family        4/17 at 100.00        AA               212,407
                  Housing Revenue Bonds, Series
                  2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.3% (0.3% OF TOTAL INVESTMENTS)

         220    Gloucester County Improvement Authority, New Jersey, Solid             No Opt. Call       BBB               231,436
                  Waste Resource Recovery Revenue
                  Refunding Bonds, Waste Management Inc. Project, Series 1999B,
                  6.850%, 12/01/29 (Mandatory put 12/01/09)
-----------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 8.6% (5.7% OF TOTAL INVESTMENTS)

         240    Burlington County Bridge Commission, New Jersey, Economic            1/18 at 100.00       N/R               237,742
                  Development Revenue Bonds, The
                  Evergreens Project, Series 2007, 5.625%, 1/01/38

                New Jersey Economic Development Authority, Revenue Bonds, Masonic
                Charity Foundation of New Jersey, Series 2001:
       1,000      5.500%, 6/01/21                                                    6/11 at 102.00        A-             1,053,510
       4,000      5.500%, 6/01/31                                                    6/11 at 102.00        A-             4,169,319

         375    New Jersey Economic Development Authority, Revenue Bonds,            1/08 at 102.00       BB+               348,788
                  United Methodist Homes of New Jersey
                  Obligated Group, Series 1998, 5.125%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
       5,615    Total Long-Term Care                                                                                      5,809,359
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 1.7% (1.1% OF TOTAL INVESTMENTS)

         700    Jersey City, New Jersey, General Obligation Bonds, Series            9/16 at 100.00       AAA               740,138
                  2006A, 5.000%, 9/01/22 - AMBAC Insured

         385    Puerto Rico, General Obligation and Public Improvement Bonds,        7/11 at 100.00       AAA               401,216
                  Series 2001, 5.125%, 7/01/23 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       1,085    Total Tax Obligation/General                                                                              1,141,354
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.2% (14.8% OF TOTAL INVESTMENTS)

         400    Bergen County Improvement Authority, New Jersey, Guaranteed            No Opt. Call       Aaa               435,868
                  Lease Revenue Bonds, County
                  Administration Complex Project, Series 2005, 5.000%, 11/15/26

       1,000    Burlington County Bridge Commission, New Jersey, Guaranteed         12/13 at 100.00       AAA             1,057,090
                  Pooled Loan Bonds, Series 2003,
                  5.000%, 12/01/18 - MBIA Insured

         750    Casino Reinvestment Development Authority, New Jersey, Hotel         1/15 at 102.00       AAA               823,215
                  Room Fee Revenue Bonds, Series
                  2004, 5.250%, 1/01/16 - AMBAC Insured

         435    Essex County Improvement Authority, New Jersey, Project                No Opt. Call       Aaa               481,858
                  Consolidation Revenue Bonds, Series
                  2007, 5.250%, 12/15/22 - AMBAC Insured

         530    Garden State Preservation Trust, New Jersey, Open Space and            No Opt. Call       AAA               583,981
                  Farmland Preservation Bonds,
                  Series 2005C, 5.125%, 11/01/18 - FSA Insured

         510    Mansfield Township Board of Education, Warren County, New            3/08 at 100.00       AAA               513,912
                  Jersey, Certificates of
                  Participation, Series 1995, 5.900%, 3/01/15 - MBIA Insured

         700    New Jersey Economic Development Authority, Cigarette Tax             6/14 at 100.00       BBB               736,288
                  Revenue Bonds, Series 2004,
                  5.750%, 6/15/34



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (CONTINUED)

                New Jersey Economic Development Authority, Revenue Bonds,
                Newark Downtown District Management Corporation Project,
                Series 2007:
$         50      5.125%, 6/15/27                                                    6/17 at 100.00       Baa3       $       50,261
          75      5.125%, 6/15/37                                                    6/17 at 100.00       Baa3               73,539

         435    New Jersey Economic Development Authority, School Facilities         9/17 at 100.00       AAA               454,388
                  Construction Financing Program
                  Bonds, Series 2007U, 5.000%, 9/01/37 - AMBAC Insured

         350    New Jersey Educational Facilities Authority, Revenue Bonds,            No Opt. Call       AAA               378,749
                  Higher Education Capital Improvement Fund, Series 2005A,
                  5.000%, 9/01/15 - FSA Insured

                New Jersey Health Care Facilities Financing Authority, Lease
                Revenue Bonds, Department of Human Services - Greystone
                Park Psychiatric Hospital, Series 2005:
         655      5.000%, 9/15/18 - AMBAC Insured                                    9/15 at 100.00       AAA               695,879
         985      5.000%, 9/15/24 - AMBAC Insured                                    9/15 at 100.00       AAA             1,030,921

       1,000    New Jersey Transit Corporation, Certificates of Participation,         No Opt. Call       AAA             1,101,610
                  Federal Transit Administration
                  Grants, Series 2002A, 5.500%, 9/15/14 - AMBAC Insured

         765    New Jersey Transit Corporation, Lease Appropriation Bonds,           9/15 at 100.00       AAA               811,313
                  Series 2005A, 5.000%, 9/15/18 - FGIC Insured

                New Jersey Transportation Trust Fund Authority, Federal Highway
                Aid Grant Anticipation Bonds, Series 2006:
         295      5.000%, 6/15/17 - FGIC Insured                                     6/16 at 100.00       AAA               317,346
         525      5.000%, 6/15/18 - FGIC Insured                                     6/16 at 100.00       AAA               562,154

         900    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call       AAA             1,011,438
                  System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

         665    New Jersey Transportation Trust Fund Authority, Transportation       6/15 at 100.00       AAA               705,598
                  System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

         800    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call       AA-               904,456
                  System Bonds, Series 2006A, 5.500%, 12/15/22

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2006C:
       2,000      0.000%, 12/15/32 - FSA Insured                                       No Opt. Call       AAA               607,460
       5,000      0.000%, 12/15/34 - FSA Insured                                       No Opt. Call       AAA             1,373,900

         290    Puerto Rico Convention Center District Authority, Hotel              7/16 at 100.00       AAA               286,073
                  Occupancy Tax Revenue Bonds, Series
                  2006A, 4.500%, 7/01/36 - CIFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
      19,115    Total Tax Obligation/Limited                                                                             14,997,297
-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 23.4% (15.6% OF TOTAL INVESTMENTS)

         500    Delaware River and Bay Authority, Delaware and New Jersey,           1/15 at 100.00       AAA               520,580
                  Revenue Bonds, Series 2005, 5.000%,
                  1/01/27 - MBIA Insured

         600    New Jersey Economic Development Authority, Special Facilities       11/10 at 101.00        B                622,530
                  Revenue Bonds, Continental
                  Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative
                  Minimum Tax)

         505    New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,            No Opt. Call        A                578,478
                  6.500%, 1/01/16

       2,000    New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,          7/13 at 100.00       AAA             2,107,140
                  5.000%, 1/01/19 - FGIC Insured

       1,500    New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,            No Opt. Call       AAA             1,677,660
                  5.250%, 1/01/29 - FSA Insured

         500    Port Authority of New York and New Jersey, Consolidated Revenue      1/14 at 101.00       AA-               515,575
                  Bonds, One Hundred
                  Thirty-Fourth Series 2004, 5.000%, 7/15/34

       3,000    Port Authority of New York and New Jersey, Consolidated Revenue      4/12 at 101.00       AAA             3,126,059
                  Bonds, One Hundred
                  Twenty-Fifth Series 2002, 5.000%, 10/15/26 - FSA Insured

       2,000    Port Authority of New York and New Jersey, Consolidated Revenue      6/14 at 100.00       AAA             2,030,720
                  Bonds, One Hundred
                  Twenty-Seventh Series 2002, 5.125%, 6/15/37 - AMBAC Insured
                  (Alternative Minimum Tax)


       | Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued) NUJ | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (CONTINUED)

                Port Authority of New York and New Jersey, Special Project
                Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
$      4,000      7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)            No Opt. Call       AAA        $    4,572,959
          50      5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)         12/07 at 102.00       AAA                51,069
-----------------------------------------------------------------------------------------------------------------------------------
      14,655    Total Transportation                                                                                     15,802,770
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 26.6% (17.8% OF TOTAL INVESTMENTS) (4)

       1,000    Bergen County Improvement Authority, New Jersey, Revenue Bonds,      9/12 at 101.00     N/R (4)           1,100,630
                  Yeshiva Ktana of Passaic
                  Project, Series 2002, 6.000%, 9/15/27 (Pre-refunded 9/01/12)

         500    Garden State Preservation Trust, New Jersey, Open Space and         11/13 at 100.00       AAA               545,430
                  Farmland Preservation Bonds,
                  Series 2003A, 5.250%, 11/01/19 (Pre-refunded 11/01/13) - FSA
                  Insured

       2,000    Jackson Township School District, Ocean County, New Jersey,          4/12 at 100.00       AAA             2,121,460
                  General Obligation Bonds, Series
                  2002, 5.000%, 4/15/21 (Pre-refunded 4/15/12) - FGIC Insured

         175    New Jersey Educational Facilities Authority, Revenue Bonds,          7/16 at 100.00       AAA               190,846
                  Kean University, Series 2005B,
                  5.000%, 7/01/30 (Pre-refunded 7/01/16) - MBIA Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Montclair State University, Series 2005F:
         800      5.000%, 7/01/17 (Pre-refunded 7/01/15) - FGIC Insured              7/15 at 100.00       AAA               869,664
         315      5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured              7/15 at 100.00       AAA               342,430

       1,250    New Jersey Health Care Facilities Financing Authority, Revenue       7/12 at 100.00      A3 (4)           1,368,563
                  Bonds, South Jersey Hospital
                  System, Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)

       1,110    New Jersey Health Care Facilities Financing Authority, Revenue       7/12 at 100.00      A2 (4)           1,213,363
                  Refunding Bonds, Atlantic City
                  Medical Center, Series 2002, 5.750%, 7/01/25 (Pre-refunded
                  7/01/12)

         680    New Jersey Transportation Trust Fund Authority, Transportation      12/11 at 100.00       AAA               719,216
                System Bonds, Series 2001B,
                5.000%, 12/15/21 (Pre-refunded 12/15/11) - MBIA Insured

         535    New Jersey Transportation Trust Fund Authority, Transportation       6/15 at 100.00       Aaa               581,358
                System Bonds, Series 2005D,
                5.000%, 6/15/19 (Pre-refunded 6/15/15) - FSA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         170      6.500%, 1/01/16 (ETM)                                                No Opt. Call       AAA               196,085
       2,430      6.500%, 1/01/16 (ETM)                                                No Opt. Call       AAA             2,802,859

         250    Newark Housing Authority, New Jersey, Port Authority Terminal        1/14 at 100.00       AAA               272,400
                  Revenue Bonds, Series 2004,
                  5.250%, 1/01/21 (Pre-refunded 1/01/14) - MBIA Insured

       1,000    Puerto Rico Infrastructure Financing Authority, Special             10/10 at 101.00       AAA             1,055,020
                  Obligation Bonds, Series 2000A,
                  5.500%, 10/01/40

         505    Puerto Rico Public Finance Corporation, Commonwealth                 2/12 at 100.00     BBB- (4)            543,809
                  Appropriation Bonds, Series 2002E,
                  5.500%, 8/01/29 (Pre-refunded 2/01/12)

         895    Tobacco Settlement Financing Corporation, New Jersey, Tobacco        6/12 at 100.00       AAA               960,156
                  Settlement Asset-Backed Bonds,
                  Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)
                  Tobacco Settlement Financing Corporation, New Jersey, Tobacco

                Settlement Asset-Backed Bonds, Series 2003:
       1,600      6.125%, 6/01/24 (Pre-refunded 6/01/12)                             6/12 at 100.00       AAA             1,710,288
       1,250      6.375%, 6/01/32 (Pre-refunded 6/01/13)                             6/13 at 100.00       AAA             1,420,263
-----------------------------------------------------------------------------------------------------------------------------------
      16,465    Total U.S. Guaranteed                                                                                    18,013,840
-----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 5.1% (3.4% OF TOTAL INVESTMENTS)

         285    Camden County Pollution Control Financing Authority, New            12/07 at 100.00       Baa3              288,984
                  Jersey, Solid Waste Disposal and Resource
                  Recovery System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                  (Alternative Minimum Tax)

       2,300    Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%,          10/09 at 101.00       AAA             2,375,072
                  10/01/34 - MBIA Insured

         750    New Jersey Economic Development Authority, Pollution Control           No Opt. Call       Baa1              765,900
                  Revenue Refunding Bonds, Public Service Electric
                  and Gas Company, Series 2001A, 5.000%, 3/01/12
-----------------------------------------------------------------------------------------------------------------------------------
       3,335    Total Utilities                                                                                           3,429,956
-----------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.0% (0.7% OF TOTAL INVESTMENTS)

$        150    Guam Government Waterworks Authority, Water and Wastewater           7/15 at 100.00       Ba2        $      156,197
                  System Revenue Bonds, Series 2005, 6.000%, 7/01/25

         500    North Hudson Sewerage Authority, New Jersey, Sewerage Revenue        8/12 at 100.00       Aaa               531,320
                  Refunding Bonds, Series 2002A, 5.250%, 8/01/19 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         650    Total Water and Sewer                                                                                       687,517
-----------------------------------------------------------------------------------------------------------------------------------
$     99,460    Total Long-Term Investments (cost $96,202,064) - 146.2%                                                  98,845,785
================-------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 3.7% (2.5% OF TOTAL INVESTMENTS)

                Puerto Rico Government Development Bank, Adjustable Refunding                            VMIG-1           2,500,000
                  Bonds, Variable Rate Demand
                  Obligations, Series 1985, 3.200%, 12/01/15 - MBIA Insured (5)
-----------------------------------------------------------------------------------------------------------------------------------
$      2,500    Total Short-Term Investments (cost $2,500,000)                                                            2,500,000
================-------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $98,702,064) - 149.9%                                                           101,345,785
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                        756,398
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.0)%                                                       (34,500,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   67,602,183
                ===================================================================================================================


FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:


                                      FUND                                      FIXED RATE                              UNREALIZED
                   NOTIONAL    PAY/RECEIVE      FLOATING RATE   FIXED RATE         PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY         AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)      FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan        $   750,000            Pay  3-Month USD-LIBOR        5.388%  Semi-Annually    4/25/08       4/25/35  $       3,112
Royal Bank
  of Canada       1,600,000            Pay               SIFM        4.335       Quarterly    8/06/08       8/06/37         50,449
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $      53,561
===================================================================================================================================


USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM - The daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R   Not rated.

(ETM) Escrowed to maturity.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

       |  Nuveen Pennsylvania Investment Quality Municipal Fund
  NQP  |  Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.4% (0.3% OF TOTAL INVESTMENTS)

$      1,000    Pennsylvania Economic Development Financing Authority, Solid           No Opt. Call       AA-        $    1,089,740
                  Waste Disposal Revenue Bonds, Procter & Gamble Paper
                  Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 26.5% (16.1% OF TOTAL
                INVESTMENTS)

       2,000    Allegheny County Higher Education Building Authority,                9/08 at 102.00       BBB             2,032,980
                  Pennsylvania, College Revenue Bonds,
                  Chatham College, Series 1998A, 5.250%, 9/01/18

         200    Allegheny County Higher Education Building Authority,                  No Opt. Call       Baa3              221,504
                  Pennsylvania, College Revenue Refunding
                  Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28

       3,000    Allegheny County Higher Education Building Authority,                3/12 at 100.00       AA-             3,110,520
                  Pennsylvania, Revenue Bonds, Carnegie
                  Mellon University, Series 2002, 5.125%, 3/01/32

       1,235    Allegheny County Higher Education Building Authority,                2/16 at 100.00       Baa3            1,167,742
                  Pennsylvania, Revenue Bonds, Robert
                  Morris University, Series 2006A, 4.750%, 2/15/26

       2,000    Chester County Industrial Development Authority, Pennsylvania,       1/12 at 100.00       AAA             2,068,200
                  Educational Facilities Revenue
                  Bonds, Westtown School, Series 2002, 5.000%, 1/01/26 - AMBAC
                  Insured

       1,195    Cumberland County, Pennsylvania, Municipal Authority College         5/17 at 100.00       AAA             1,159,855
                  Revenue Bonds, Dickinson College,
                  Series 2007G-G1, 4.500%, 5/01/37 - MBIA Insured

       3,000    Delaware County Authority, Pennsylvania, Revenue Bonds,             11/10 at 101.00        AA             3,180,930
                  Haverford College, Series 2000, 5.750%, 11/15/29

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2006:
       1,710      5.000%, 8/01/23 - AMBAC Insured                                    8/16 at 100.00       AAA             1,802,152
         840      5.000%, 8/01/24 - AMBAC Insured                                    8/16 at 100.00       AAA               884,016

                Erie Higher Education Building Authority, Pennsylvania, College
                Revenue Bonds, Gannon University, Series 2007-GG3:
         790      5.000%, 5/01/32 - RAAI Insured                                     5/17 at 100.00        AA               777,937
         250      5.000%, 5/01/35 - RAAI Insured                                     5/17 at 100.00        AA               245,238

       1,000    Harveys Lake General Municipal Authority, Pennsylvania, College     11/09 at 100.00        A              1,021,960
                  Revenue Bonds, College of Misericordia Project, Series 1999,
                  6.000%, 5/01/19 - ACA Insured

                Indiana County Industrial Development Authority, Pennsylvania,
                Revenue Bonds, Student Cooperative Association Inc./Indiana
                University of Pennsylvania - Student Union Project, Series
                1999B:
         815      0.000%, 11/01/15 - AMBAC Insured                                     No Opt. Call       AAA               592,383
         815      0.000%, 11/01/16 - AMBAC Insured                                     No Opt. Call       AAA               564,225
         815      0.000%, 11/01/17 - AMBAC Insured                                     No Opt. Call       AAA               536,881
         815      0.000%, 11/01/18 - AMBAC Insured                                     No Opt. Call       AAA               510,516
         815      0.000%, 11/01/19 - AMBAC Insured                                     No Opt. Call       AAA               485,707

       1,515    Montgomery County Higher Education and Health Authority,             4/16 at 100.00        AA             1,386,770
                  Pennsylvania, Revenue Bonds, Arcadia
                  University, Series 2006, 4.500%, 4/01/30 - RAAI Insured

         355    New Wilmington, Pennsylvania, Revenue, Westminster College,          5/17 at 100.00        AA               354,247
                  Series 2007G, 5.125%, 5/01/33 - RAAI Insured

       8,000    Pennsylvania Higher Education Assistance Agency, Capital            11/11 at 100.00       AAA             8,204,960
                  Acquisition Revenue Refunding Bonds,
                  Series 2001, 5.000%, 12/15/30 - MBIA Insured

       5,000    Pennsylvania Higher Educational Facilities Authority, General        6/12 at 100.00       Aaa             5,242,200
                  Revenue Bonds, State System of
                  Higher Education, Series 2002W, 5.000%, 6/15/19 - AMBAC Insured

       1,435    Pennsylvania Higher Educational Facilities Authority, Revenue        5/16 at 100.00        A-             1,393,457
                  Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31

       5,000    Pennsylvania Higher Educational Facilities Authority, Revenue        7/11 at 100.00        AA             5,050,050
                  Bonds, Moravian College, Series
                  2001, 5.375%, 7/01/31 - RAAI Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (CONTINUED)

$      3,870    Pennsylvania Higher Educational Facilities Authority, Revenue        4/16 at 100.00       AAA        $    4,094,499
                  Bonds, Temple University, First
                  Series of 2006, 5.000%, 4/01/21 - MBIA Insured

         320    Pennsylvania Higher Educational Facilities Authority, Revenue        1/13 at 100.00        A1               330,186
                  Bonds, Thomas Jefferson
                  University, Series 2002, 5.000%, 1/01/20

       2,000    Pennsylvania Higher Educational Facilities Authority, Revenue        7/15 at 100.00        AA             2,061,100
                  Bonds, University of Pennsylvania,
                  Series 2005C, 5.000%, 7/15/38

       2,945    Pennsylvania Higher Educational Facilities Authority, Revenue        7/13 at 100.00        AA             3,035,294
                  Bonds, Ursinus College, Series
                  2003, 5.375%, 1/01/20 - RAAI Insured

       6,500    Pennsylvania State University, General Revenue Bonds, Series         9/15 at 100.00        AA             6,762,210
                  2005, 5.000%, 9/01/29 (UB)

         510    Philadelphia Authority for Industrial Development,                   1/17 at 100.00       BBB               507,827
                  Pennsylvania, Revenue Bonds, Franklin Towne
                  Charter High School, Series 2006A, 5.250%, 1/01/27

       2,830    Swarthmore Borough Authority, Pennsylvania, Swarthmore College       9/08 at 100.00       Aaa             2,859,092
                  Revenue Bonds, Series 1998, 5.000%, 9/15/28

       1,665    Union County, Higher Education Facilities Financing Authority,       4/13 at 100.00       Aa2             1,759,838
                  Pennsylvania, Revenue Bonds,
                  Bucknell University, Series 2002A, 5.250%, 4/01/18
------------------------------------------------------------------------------------------------------------------------------------
      63,240    Total Education and Civic Organizations                                                                  63,404,476
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 10.9% (6.6% OF TOTAL INVESTMENTS)

       1,555    Allegheny County Hospital Development Authority, Pennsylvania,       4/15 at 100.00       Baa2            1,471,808
                  Revenue Bonds, Ohio Valley
                  General Hospital, Series 2005A, 5.125%, 4/01/35

       1,115    Erie County Hospital Authority, Pennsylvania, Revenue Bonds,        11/12 at 100.00       AAA             1,182,156
                  Hamot Health Foundation, Series
                  2002, 5.250%, 11/01/15 - AMBAC Insured

       1,280    Erie County Hospital Authority, Pennsylvania, Revenue Bonds,        11/17 at 100.00       AAA             1,304,730
                  Hamot Health Foundation, Series
                  2007, 5.000%, 11/01/37 - CIFG Insured

                Lancaster County Hospital Authority, Pennsylvania, Hospital
                Revenue Bonds, The Lancaster
                General Hospital Project, Series 2007A:
       1,890      5.000%, 3/15/26                                                    3/17 at 100.00       AA-             1,928,896
         750      5.000%, 3/15/31                                                    3/17 at 100.00       AA-               759,758

         800    Lancaster County Hospital Authority, Pennsylvania, Hospital          3/17 at 100.00       AA-               744,128
                  Revenue Bonds, The Lancaster
                  General Hospital Project, Series 2007B, 4.500%, 3/15/36

         250    Lebanon County Health Facilities Authority, Pennsylvania,           11/12 at 101.00       BBB               260,085
                  Revenue Bonds, Good Samaritan
                  Hospital Project, Series 2002, 5.800%, 11/15/22

       1,250    Lehigh County General Purpose Authority, Pennsylvania, Revenue      11/14 at 100.00        A              1,298,113
                  Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24

         710    Monroe County Hospital Authority, Pennsylvania, Hospital             1/17 at 100.00       BBB+              682,942
                  Revenue Bonds, Pocono Medical Center,
                  Series 2007, 5.125%, 1/01/37

       9,000    Pennsylvania Higher Educational Facilities Authority, Revenue        1/11 at 101.00       AA-             9,612,360
                  Bonds, UPMC Health System,
                  Series 2001A, 6.000%, 1/15/31

       1,500    Philadelphia Hospitals and Higher Education Facilities               7/17 at 100.00        AA             1,425,630
                  Authority, Pennsylvania, Hospital
                  Revenue Bonds, Children's Hospital of Philadelphia, Series
                  2007, 4.500%, 7/01/33

       1,225    Philadelphia Hospitals and Higher Education Facilities              11/07 at 100.00       BBB             1,227,438
                  Authority, Pennsylvania, Hospital
                  Revenue Bonds, Temple University Hospital, Series 1993A,
                  6.625%, 11/15/23

       1,615    Sayre Health Care Facility Authority, Pennsylvania, Revenue          7/12 at 100.00       AAA             1,718,812
                  Bonds, Latrobe Area Hospital,
                  Series 2002A, 5.250%, 7/01/13 - AMBAC Insured

                Southcentral Pennsylvania General Authority, Revenue Bonds,
                Hanover Hospital Inc., Series 2005:
         525      5.000%, 12/01/27 - RAAI Insured                                   12/15 at 100.00        AA               527,058
         370      5.000%, 12/01/29 - RAAI Insured                                   12/15 at 100.00        AA               368,513

       1,500    West Shore Area Hospital Authority, Cumberland County,               1/12 at 100.00       BBB             1,560,750
                  Pennsylvania, Hospital Revenue Bonds,
                  Holy Spirit Hospital of the Sisters of Christian Charity
                  Project, Series 2001, 6.250%, 1/01/32
------------------------------------------------------------------------------------------------------------------------------------
      25,335    Total Health Care                                                                                        26,073,177
------------------------------------------------------------------------------------------------------------------------------------


       | Nuveen Pennsylvania Investment Quality Municipal Fund (continued) NQP | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.0% (2.4% OF TOTAL INVESTMENTS)

$      5,000    Pennsylvania Higher Educational Facilities Authority, Revenue        7/17 at 100.00       AAA        $    5,136,650
                  Bonds, Slippery Rock University
                  Foundation Inc., Series 2007A, 5.000%, 7/01/39 - XLCA Insured

       3,300    Pennsylvania Higher Educational Facilities Authority, Revenue        7/15 at 100.00       AAA             3,383,193
                  Bonds, Slippery Rock University
                  Foundation Inc., Student Housing Project, Series 2005A, 5.000%,
                  7/01/37 - XLCA Insured

         800    Philadelphia Authority for Industrial Development,                   5/15 at 102.00       Baa2              810,888
                  Pennsylvania, Multifamily Housing Revenue
                  Bonds, Presbyterian Homes Germantown - Morrisville Project,
                  Series 2005A, 5.625%, 7/01/35

         355    Pittsburgh Urban Redevelopment Authority, Pennsylvania,              2/08 at 100.00        A2               355,458
                  Mortgage Revenue Bonds, Series 1992C,
                  7.125%, 8/01/13 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       9,455    Total Housing/Multifamily                                                                                 9,686,189
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.9% (5.4% OF TOTAL INVESTMENTS)

       9,000    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/15 at 100.00       AA+             8,691,480
                  Revenue Bonds, Series 1995A,
                  4.900%, 10/01/37 (Alternative Minimum Tax)

       2,750    Pennsylvania Housing Finance Agency, Single Family Mortgage          4/15 at 100.00       AA+             2,738,175
                  Revenue Bonds, Series 2006-93A,
                  4.950%, 10/01/26 (Alternative Minimum Tax)

       3,495    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/15 at 100.00       AA+             3,500,487
                  Revenue Bonds, Series 2006-94A,
                  5.150%, 10/01/37 (Alternative Minimum Tax)

       1,355    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/16 at 100.00       AA+             1,283,971
                  Revenue Bonds, Series 2007-97A,
                  4.600%, 10/01/27 (Alternative Minimum Tax)

       2,130    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/16 at 100.00       AA+             2,061,095
                  Revenue Bonds, Series 2007-98A,
                  4.850%, 10/01/31 (Alternative Minimum Tax)

         960    Pittsburgh Urban Redevelopment Authority, Pennsylvania,              4/08 at 101.00       AAA               970,109
                  Mortgage Revenue Bonds, Series 1997A,
                  6.250%, 10/01/28 (Alternative Minimum Tax)

       2,140    Pittsburgh Urban Redevelopment Authority, Pennsylvania,             10/11 at 100.00       AAA             2,165,059
                  Mortgage Revenue Bonds, Series 2001B,
                  5.450%, 10/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      21,830    Total Housing/Single Family                                                                              21,410,376
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 4.4% (2.7% OF TOTAL INVESTMENTS)

       5,000    Pennsylvania Economic Development Financing Authority, Exempt        5/11 at 101.00        A2             5,194,500
                  Facilities Revenue Bonds, Amtrak
                  Project, Series 2001A, 6.375%, 11/01/41 (Alternative Minimum
                  Tax)

       5,000    Pennsylvania Industrial Development Authority, Economic                No Opt. Call       AAA             5,392,250
                  Development Revenue Bonds, Series
                  2002, 5.500%, 7/01/12 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,000    Total Industrials                                                                                        10,586,750
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.9% (1.8% OF TOTAL INVESTMENTS)

       1,330    Cumberland County Municipal Authority, Pennsylvania, Revenue         1/17 at 100.00       N/R             1,250,599
                  Bonds, Diakon Lutheran Social
                  Ministries, Series 2007, 5.000%, 1/01/36

       1,500    Cumberland County Municipal Authority, Pennsylvania, Revenue        12/12 at 100.00        AA             1,504,605
                  Bonds, Presbyterian Homes Inc.,
                  Series 2003A, 5.000%, 12/01/26 - RAAI Insured

                Lancaster County Hospital Authority, Pennsylvania, Health
                Center Revenue Bonds, Masonic Homes Project, Series 2006:

       1,550      5.000%, 11/01/26                                                  11/16 at 100.00        A+             1,571,871
         840      5.000%, 11/01/36                                                  11/16 at 100.00        A+               840,302

         230    Philadelphia Authority for Industrial Development,                   5/08 at 102.00       N/R               230,396
                  Pennsylvania, Health Care Facilities
                  Revenue Bonds, Paul's Run, Series 1998A, 5.875%, 5/15/28

       1,500    Philadelphia Authority for Industrial Development,                   7/11 at 101.00       AAA             1,554,660
                  Pennsylvania, Revenue Bonds, Philadelphia
                  Corporation for the Aging Project, Series 2001B, 5.250%,
                  7/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,950    Total Long-Term Care                                                                                      6,952,433
------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 1.3% (0.8% OF TOTAL INVESTMENTS)

       1,260    Bradford County Industrial Development Authority, Pennsylvania,     12/15 at 100.00       BBB             1,259,156
                  Solid Waste Disposal Revenue
                  Bonds, International Paper Company, Series 2005B, 5.200%,
                  12/01/19 (Alternative Minimum Tax)



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS (CONTINUED)

$      1,750    Pennsylvania Economic Development Financing Authority, Exempt       11/08 at 102.00       N/R        $    1,780,625
                  Facilities Revenue Bonds,
                  National Gypsum Company, Series 1997B, 6.125%, 11/01/27
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,010    Total Materials                                                                                           3,039,781
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.6% (19.8% OF TOTAL INVESTMENTS)

       1,800    Allegheny County, Pennsylvania, General Obligation Bonds,            5/11 at 100.00       AAA             1,887,498
                  Series 2000C-53, 5.250%, 11/01/20 - FGIC Insured

       2,200    Central Bucks County School District, Pennsylvania, General          5/13 at 100.00       Aaa             2,296,624
                  Obligation Bonds, Series 2003, 5.000%, 5/15/23 - MBIA Insured

       6,000    Delaware Valley Regional Finance Authority, Pennsylvania, Local        No Opt. Call       Aa2             6,757,680
                  Government Revenue Bonds, Series 2002, 5.750%, 7/01/17

       7,350    Erie City School District, Erie County, Pennsylvania, General          No Opt. Call       AAA             2,482,904
                  Obligation Bonds, Series 2000,
                  0.000%, 9/01/30 - AMBAC Insured (4)

       2,345    Lower Merion School District, Montgomery County, Pennsylvania,       9/17 at 100.00       Aaa             2,489,874
                  General Obligation Bonds, Series 2007, 5.000%, 9/01/24

       7,500    Montgomery County, Pennsylvania, General Obligation Bonds,           7/09 at 100.00       Aaa             7,630,725
                  Series 1999, 5.000%, 7/15/24

       4,960    Montour School District, Allegheny County, Pennsylvania,             4/17 at 100.00       AAA             5,146,546
                  General Obligation Bonds, Series
                  2007, 5.000%, 4/01/37 - FSA Insured

       1,000    New Castle Area School District, Lawrence County, Pennsylvania,      3/10 at 100.00       AAA             1,042,040
                  General Obligation Bonds,
                  Series 2000, 5.600%, 3/01/25 - MBIA Insured

       5,000    Pennsylvania Public School Building Authority, Lease Revenue        12/16 at 100.00       AAA             5,188,700
                  Bonds, School District of
                  Philadelphia, Series 2006B, 5.000%, 6/01/33 - FSA Insured (UB)

       4,830    Pennsylvania State, General Obligation Bonds, Series 2007,           3/17 at 100.00        AA             5,174,959
                  Residuals 1986, 6.938%, 3/01/27 (IF)

       4,000    Pennsylvania, General Obligation Bonds, First Series 2006,          10/16 at 100.00        AA             4,296,760
                  5.000%, 10/01/18

       1,500    Pennsylvania, General Obligation Bonds, Second Series 2005,          1/16 at 100.00        AA             1,604,085
                  5.000%, 1/01/18

       1,500    Philadelphia School District, Pennsylvania, General Obligation         No Opt. Call       AAA             1,602,225
                  Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC Insured

       3,000    Pittsburgh School District, Allegheny County, Pennsylvania,            No Opt. Call       AAA             3,345,150
                  General Obligation Refunding
                  Bonds, Series 2002A, 5.500%, 9/01/15 - FSA Insured

       1,070    Schuylkill Valley School District, Berks County, Pennsylvania,       4/16 at 100.00       Aaa             1,128,957
                  General Obligation Bonds,
                  Series 2006A, 5.000%, 4/01/22 - FGIC Insured

         445    State Public School Building Authority, Pennsylvania, School        11/13 at 100.00       AAA               477,481
                  Revenue Bonds, Conneaut School
                  District, Series 2003, 5.250%, 11/01/21 - FGIC Insured

      21,000    State Public School Building Authority, Pennsylvania, Lease            No Opt. Call       AAA            23,905,560
                  Revenue Bonds, Philadelphia
                  School District, Series 2003, 5.500%, 6/01/28 - FSA Insured (UB)

       1,465    Stroudsburg Area School District, Monroe County, Pennsylvania,       4/12 at 100.00       AAA             1,533,079
                  General Obligation Bonds,
                  Series 2001A, 5.000%, 4/01/18 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      76,965    Total Tax Obligation/General                                                                             77,990,847
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.0% (5.4% OF TOTAL INVESTMENTS)

       3,500    Allegheny County Port Authority, Pennsylvania, Special               3/11 at 101.00       AAA             3,595,305
                  Transportation Revenue Bonds, Series
                  2001, 5.000%, 3/01/29 - FGIC Insured

       8,725    Pennsylvania Intergovernmental Cooperative Authority, Special        6/09 at 100.00       AAA             8,784,766
                  Tax Revenue Refunding Bonds,
                  Philadelphia Funding Program, Series 1999, 4.750%, 6/15/23 -
                  FGIC Insured

       2,700    Philadelphia Municipal Authority, Pennsylvania, Lease Revenue       11/13 at 100.00       AAA             2,899,638
                  Bonds, Series 2003B, 5.250%,
                  11/15/17 - FSA Insured

       4,000    Pittsburgh and Allegheny Counties Public Auditorium Authority,       8/09 at 101.00       AAA             4,091,240
                  Pennsylvania, Sales Tax Revenue
                  Bonds, Regional Asset District, Series 1999, 5.000%, 2/01/29 -
                  AMBAC Insured


       | Nuveen Pennsylvania Investment Quality Municipal Fund (continued) NQP | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (CONTINUED)

$      1,090    Pittsburgh Urban Redevelopment Authority, Pennsylvania, Tax          5/09 at 100.00        A1        $    1,120,684
                  Increment Financing District
                  Bonds, Center Triangle Project, Series 1999A, 6.100%, 5/01/19

       3,140    Puerto Rico Infrastructure Financing Authority, Special Tax            No Opt. Call       AAA               963,321
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      23,155    Total Tax Obligation/Limited                                                                             21,454,954
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.8% (7.8% OF TOTAL INVESTMENTS)

         630    Delaware River Joint Toll Bridge Commission, New Jersey and          7/13 at 100.00        A2               665,450
                  Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17

       2,035    Lehigh-Northampton Airport Authority, Pennsylvania, Airport          5/10 at 100.00       Aaa             2,124,540
                  Revenue Bonds, Lehigh Valley
                  Airport System, Series 2000A, 6.000%, 5/15/30 - MBIA Insured
                  (Alternative Minimum Tax)

       5,400    Pennsylvania Economic Development Financing Authority, Revenue       6/12 at 102.00        A              5,637,978
                  Bonds, Amtrak 30th Street
                  Station Parking Garage, Series 2002, 5.800%, 6/01/23 - ACA
                  Insured (Alternative Minimum Tax)

       2,200    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,           12/11 at 101.00       AAA             2,261,358
                  Series 2001R, 5.000%, 12/01/30 -
                  AMBAC Insured

                Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,
                Series 2006A:
       3,820      5.000%, 12/01/22 - AMBAC Insured                                   6/16 at 100.00       AAA             4,036,785
       2,930      5.000%, 12/01/24 - AMBAC Insured                                   6/16 at 100.00       AAA             3,083,327

       5,000    Philadelphia Airport System, Pennsylvania, Revenue Bonds,            6/11 at 101.00       AAA             5,085,800
                  Series 2001B, 5.250%, 6/15/31 - FGIC
                  Insured (Alternative Minimum Tax)

       3,750    Philadelphia Airport System, Pennsylvania, Revenue Bonds,            6/15 at 100.00       AAA             3,583,200
                  Series 2005A, 4.750%, 6/15/35 - MBIA
                  Insured (Alternative Minimum Tax)

       3,250    Philadelphia Parking Authority, Pennsylvania, Airport Parking        9/09 at 101.00       AAA             3,349,418
                  Revenue Bonds, Series 1999,
                  5.250%, 9/01/29 - FSA Insured

         800    Scranton Parking Authority, Pennsylvania , Guaranteed Revenue        6/17 at 100.00        AA               806,560
                  Bonds, Series 2007, 5.250%, 6/01/39 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
      29,815    Total Transportation                                                                                     30,634,416
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 32.0% (19.5% OF TOTAL INVESTMENTS) (5)

       3,550    Allegheny County, Pennsylvania, General Obligation Bonds,            5/11 at 100.00       AAA             3,753,593
                  Series 2000C-52, 5.250%, 11/01/23
                  (Pre-refunded 5/01/11) - FGIC Insured

       1,320    Allegheny County, Pennsylvania, General Obligation Refunding         5/11 at 100.00       AAA             1,395,702
                  Bonds, Series 2000C-53, 5.250%,
                  11/01/20 (Pre-refunded 5/01/11) - FGIC Insured

                Delaware County Regional Water Quality Control Authority,
                Pennsylvania, Sewerage Revenue Bonds, Series 2001:
       5,325      5.100%, 5/01/20 (Pre-refunded 11/01/11) - FGIC Insured            11/11 at 100.00       AAA             5,641,465
       1,465      5.100%, 5/01/21 (Pre-refunded 11/01/11) - FGIC Insured            11/11 at 100.00       AAA             1,552,065

       1,400    Delaware County Regional Water Quality Control Authority,            5/14 at 100.00       Aaa             1,529,850
                  Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%,
                  5/01/20 (Pre-refunded 5/01/14) - MBIA Insured

       5,000    Erie, Pennsylvania, Water Authority, Water Revenue Bonds,           12/11 at 100.00       AAA             5,321,650
                  Series 2001A, 5.200%, 12/01/30
                  (Pre-refunded 12/01/11) - MBIA Insured

       6,275    Hempfield Area School District, Westmoreland County,                 2/12 at 100.00       AAA             6,733,012
                  Pennsylvania, General Obligation Bonds,
                  Series 2002, 5.375%, 2/15/18 (Pre-refunded 2/15/12) - FGIC
                  Insured

       2,500    Lehigh County General Purpose Authority, Pennsylvania, Hospital      8/13 at 100.00     Baa1 (5)          2,721,025
                  Revenue Bonds, St. Luke's
                  Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33
                  (Pre-refunded 8/15/13)

         680    Pennsylvania Higher Educational Facilities Authority, Revenue        1/13 at 100.00      A1 (5)             724,982
                  Bonds, Thomas Jefferson
                  University, Series 2002, 5.000%, 1/01/20 (Pre-refunded 1/01/13)

       3,650    Pennsylvania Turnpike Commission, Registration Fee Revenue           7/11 at 101.00       AAA             3,871,300
                  Bonds, Series 2001, 5.000%, 7/15/41
                  (Pre-refunded 7/15/11) - AMBAC Insured

      10,935    Philadelphia Authority for Industrial Development,                  10/11 at 101.00       AAA            11,718,602
                  Pennsylvania, Lease Revenue Bonds, Series
                  2001B, 5.250%, 10/01/30 (Pre-refunded 10/01/11) - FSA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (5) (CONTINUED)

$        725    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth           No Opt. Call       AAA        $      863,497
                  Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

       2,500    Philadelphia School District, Pennsylvania, General Obligation       8/12 at 100.00       AAA             2,727,625
                  Bonds, Series 2002B, 5.625%,
                  8/01/18 (Pre-refunded 8/01/12) - FGIC Insured

                Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,
                Series 2001A:
       5,525      5.375%, 11/01/20 (Pre-refunded 11/01/12) - FGIC Insured           11/12 at 100.00       AAA             5,989,818
       3,185      5.000%, 11/01/31 (Pre-refunded 11/01/12) - FGIC Insured           11/12 at 100.00       Aaa             3,398,650

       6,100    Plum Borough School District, Allegheny County, Pennsylvania,        9/11 at 100.00       AAA             6,475,211
                  General Obligation Bonds, Series
                  2001, 5.250%, 9/15/30 (Pre-refunded 9/15/11) - FGIC Insured

         960    St. Mary Hospital Authority, Pennsylvania, Health System            11/14 at 100.00      A1 (5)           1,057,891
                  Revenue Bonds, Catholic Health East,
                  Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)

       2,000    Sto Rox School District, Allegheny County, Pennsylvania,            12/10 at 100.00       AAA             2,135,760
                  General Obligation Bonds, Series
                  2000, 5.800%, 6/15/30 (Pre-refunded 12/15/10) - MBIA Insured

         415    Upper Merion Area School District, Montgomery County,                2/13 at 100.00     Aa2 (5)             448,412
                  Pennsylvania, General Obligation Bonds,
                  Series 2003, 5.250%, 2/15/19 (Pre-refunded 2/15/13)

       3,000    Warrington Township Municipal Authority, Bucks County,              11/15 at 100.00       AAA             3,586,950
                  Pennsylvania, Water and Sewer Revenue
                  Bonds, Series 1991, 7.100%, 12/01/21 (Pre-refunded 11/15/15) -
                  FGIC Insured

       4,175    West View Borough Municipal Authority, Allegheny County,               No Opt. Call       Aaa             5,083,397
                  Pennsylvania, Special Obligation
                  Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)
------------------------------------------------------------------------------------------------------------------------------------
      70,685    Total U.S. Guaranteed                                                                                    76,730,457
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.4% (4.5% OF TOTAL INVESTMENTS)

       1,250    Allegheny County Industrial Development Authority,                     No Opt. Call       AAA             1,294,413
                  Pennsylvania, Pollution Control Revenue
                  Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%,
                  12/01/13 - AMBAC Insured

       1,680    Carbon County Industrial Development Authority, Pennsylvania,          No Opt. Call       BBB-            1,744,226
                  Resource Recovery Revenue
                  Refunding Bonds, Panther Creek Partners Project, Series 2000,
                  6.650%, 5/01/10 (Alternative Minimum Tax)

       2,430    Lehigh County Industrial Development Authority, Pennsylvania,        2/15 at 100.00       AAA             2,472,525
                  Pollution Control Revenue Bonds,
                  Pennsylvania Power and Light Company, Series 2005, 4.750%,
                  2/15/27 - FGIC Insured

         700    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General         9/14 at 100.00       AAA               723,051
                  Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA Insured

       2,000    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General         7/13 at 100.00       AAA             2,152,259
                  Ordinance, Seventeenth Series
                  2003, 5.375%, 7/01/19 - FSA Insured

       5,490    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh        10/17 at 100.00       AAA             5,638,889
                  Series 1998, 5.000%, 10/01/37 -
                  AMBAC Insured (UB)

       3,700    York County Industrial Development Authority, Pennsylvania,          3/12 at 101.00       Baa1            3,785,987
                  Pollution Control Revenue
                  Refunding Bonds, PSEG Power Project, Series 2001A, 5.500%,
                  9/01/20
------------------------------------------------------------------------------------------------------------------------------------
      17,250    Total Utilities                                                                                          17,811,350
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.2% (4.4% OF TOTAL INVESTMENTS)

       2,100    Allegheny County Sanitary Authority, Pennsylvania, Sewerage         12/15 at 100.00       AAA             2,221,442
                  Revenue Bonds, Series 2005A,
                  5.000%, 12/01/21 - MBIA Insured

       2,205    Bethlehem Authority, Northampton and Lehigh Counties,               11/14 at 100.00       AAA             2,337,961
                  Pennsylvania, Guaranteed Water Revenue
                  Bonds, Series 2004, 5.000%, 11/15/20 - FSA Insured

       5,000    Delaware County Industrial Development Authority, Pennsylvania,     10/12 at 100.00       AAA             5,124,249
                  Water Facilities Revenue
                  Bonds, Philadelphia Water Company, Series 2001, 5.350%,
                  10/01/31 - AMBAC Insured (Alternative Minimum Tax)

       2,000    Harrisburg Authority, Dauphin County, Pennsylvania, Water            7/14 at 100.00       AAA             2,104,599
                  Revenue Refunding Bonds, Series
                  2004, 5.000%, 7/15/22 - FSA Insured

       1,250    Lancaster Area Sewerage Authority, Pennsylvania, Sewerage            4/14 at 100.00       AAA             1,321,537
                  Revenue Bonds, Series 2004, 5.000%,
                  4/01/20 - MBIA Insured


       | Nuveen Pennsylvania Investment Quality Municipal Fund (continued) NQP | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (CONTINUED)

$      1,815    Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,     11/12 at 100.00       AAA        $    1,862,824
                  Series 2001A, 5.000%, 11/01/31 - FGIC Insured

       2,150    Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,      7/15 at 100.00       AAA             2,243,717
                  Series 2005A, 5.000%, 7/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      16,520    Total Water and Sewer                                                                                    17,216,329
------------------------------------------------------------------------------------------------------------------------------------
$    375,210    Total Long-Term Investments (cost $372,080,658) - 160.3%                                                384,081,275
================-------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.2% (2.5% OF TOTAL INVESTMENTS)

       3,550    Cumberland County Municipal Authority, Pennsylvania, Auction                               AA             3,550,000
                  Rate Revenue Bonds, Variable Rate
                  Demand Obligations, Diakon Lutheran Social Ministries Project,
                  Series 2007B, 6.000%, 1/01/25 - RAAI Insured (6)

       1,000    Puerto Rico Government Development Bank, Adjustable Refunding                            VMIG-1           1,000,000
                  Bonds, Variable Rate Demand
                  Obligations, Series 1985, 3.200%, 12/01/15 - MBIA Insured (6)

       1,650    South Fork Municipal Authority, Pennsylvania, Hospital Revenue                             AA             1,650,000
                  Bonds, Variable Rate Demand Obligations,
                  Conemaugh Valley Memorial Hospital, Series 2005C, 5.000%,
                  7/01/29 - RAAI Insured (6)

       3,725    Washington County Industrial Development Authority,                                       A-1             3,724,739
                  Pennsylvania, Health Care Facilities Revenue
                  Bonds, Variable Rate Demand Obligations, Presbyterian Senior
                  Care Southminster Project,
                  Series 2000, 5.750%, 1/01/30 - RAAI Insured (6)
------------------------------------------------------------------------------------------------------------------------------------
$      9,925    Total Short-Term Investments (cost $9,924,739)                                                            9,924,739
================--------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $382,005,397) - 164.5%                                                          394,006,014
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (10.6)%                                                                     (25,330,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      2,880,075
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.1)%                                                       (132,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  239,556,089
                ====================================================================================================================


FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:


                                       FUND                                      FIXED RATE                          UNREALIZED
                    NOTIONAL    PAY/RECEIVE      FLOATING RATE   FIXED RATE         PAYMENT  EFFECTIVE  TERMINATION  APPRECIATION
COUNTERPARTY          AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)      FREQUENCY   DATE (7)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs   $  8,750,000        Receive  3-Month USD-LIBOR        5.593%  Semi-Annually   10/01/08     10/01/37  $    (255,748)
JPMorgan          31,000,000        Receive               SIFM        3.698       Quarterly    2/04/08      2/02/13       (416,850)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $    (672,598)
====================================================================================================================================


USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM - The daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Portion of investment, with an aggregate market value of $1,855,253, has been pledged to collateralize the net payment obligations under forward swap contracts.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

       |  Nuveen Pennsylvania Premium Income Municipal Fund 2
  NPY  |  Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 22.1% (14.0% OF TOTAL
                  INVESTMENTS)

$      1,045    Allegheny County Higher Education Building Authority,                5/09 at 102.00        A          $   1,047,978
                  Pennsylvania, College Revenue Bonds,
                  Thiel College, Series 1999A, 5.375%, 11/15/29 - ACA Insured

         200    Allegheny County Higher Education Building Authority,                  No Opt. Call       Baa3              221,504
                  Pennsylvania, College Revenue Refunding
                  Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28

       1,245    Allegheny County Higher Education Building Authority,                3/14 at 100.00       AAA             1,315,405
                  Pennsylvania, Revenue Bonds, Duquesne
                  University, Series 2004A, 5.000%, 3/01/19 - FGIC Insured

       1,140    Allegheny County Higher Education Building Authority,                2/16 at 100.00       Baa3            1,077,916
                  Pennsylvania, Revenue Bonds, Robert
                  Morris University, Series 2006A, 4.750%, 2/15/26

       3,000    Chester County Health and Education Facilities Authority,           10/08 at 102.00       BB+             2,982,120
                  Pennsylvania, College Revenue Bonds,
                  Immaculata College, Series 1998, 5.625%, 10/15/27

       1,070    Cumberland County, Pennsylvania, Municipal Authority College         5/17 at 100.00       AAA             1,038,531
                  Revenue Bonds, Dickinson College,
                  Series 2007G-G1, 4.500%, 5/01/37 - MBIA Insured

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                  Villanova University, Series 2006:
       1,565      5.000%, 8/01/23 - AMBAC Insured                                    8/16 at 100.00       AAA             1,649,338
         770      5.000%, 8/01/24 - AMBAC Insured                                    8/16 at 100.00       AAA               810,348

                Delaware County Authority, Pennsylvania, Revenue Refunding
                  Bonds, Villanova University, Series 2003:
       1,705      5.250%, 8/01/19 - FGIC Insured                                     8/13 at 100.00       AAA             1,824,708
       1,350      5.250%, 8/01/20 - FGIC Insured                                     8/13 at 100.00       AAA             1,444,784
       1,000      5.250%, 8/01/21 - FGIC Insured                                     8/13 at 100.00       AAA             1,070,210

                Erie Higher Education Building Authority, Pennsylvania,
                  College Revenue Bonds, Gannon
                  University, Series 2007-GG3:
         725      5.000%, 5/01/32 - RAAI Insured                                     5/17 at 100.00        AA               713,929
         250      5.000%, 5/01/35 - RAAI Insured                                     5/17 at 100.00        AA               245,238

       3,060    Indiana County Industrial Development Authority, Pennsylvania,      11/14 at 100.00       AAA             3,174,260
                  Revenue Bonds, Student
                  Cooperative Association Inc./Indiana University of
                  Pennsylvania - Student Union Project,
                  Series 2004, 5.000%, 11/01/24 - AMBAC Insured

       1,575    Montgomery County Higher Education and Health Authority,             4/16 at 100.00        AA             1,441,692
                  Pennsylvania, Revenue Bonds, Arcadia
                  University, Series 2006, 4.500%, 4/01/30 - RAAI Insured

         325    New Wilmington, Pennsylvania, Revenue, Westminster College,          5/17 at 100.00        AA               324,311
                  Series 2007G, 5.125%, 5/01/33 - RAAI Insured

       4,085    Pennsylvania Higher Educational Facilities Authority, General        6/12 at 100.00       Aaa             4,282,877
                  Revenue Bonds, State System of Higher Education, Series
                  2002W, 5.000%, 6/15/19 - AMBAC Insured

       1,285    Pennsylvania Higher Educational Facilities Authority, Revenue        5/16 at 100.00        A-             1,247,799
                  Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31

       1,000    Pennsylvania Higher Educational Facilities Authority, Revenue        5/08 at 101.00       Aaa             1,017,080
                  Bonds, LaSalle University, Series 1998, 5.250%,
                  5/01/23 - MBIA Insured

       3,000    Pennsylvania Higher Educational Facilities Authority, Revenue        4/16 at 100.00       AAA             3,174,030
                  Bonds, Temple University, First Series of 2006, 5.000%,
                  4/01/21 - MBIA Insured

       1,845    Pennsylvania Higher Educational Facilities Authority, Revenue        1/13 at 100.00        A1             1,872,970
                  Bonds, Thomas Jefferson University, Series 2002,
                  5.000%, 1/01/32

       2,000    Pennsylvania Higher Educational Facilities Authority, Revenue        7/15 at 100.00        AA             2,061,100
                  Bonds, University of Pennsylvania, Series 2005C,
                  5.000%, 7/15/38

       | Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued) NPY | Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (CONTINUED)

$      1,310    Pennsylvania Higher Educational Facilities Authority, Revenue        7/13 at 100.00        AA         $   1,353,623
                  Bonds, Ursinus College, Series 2003, 5.500%, 1/01/24 -
                  RAAI Insured

       1,000    Pennsylvania Higher Educational Facilities Authority,                5/15 at 100.00       AAA             1,002,940
                  University of the Sciences in Philadelphia Revenue Bonds,
                  Series 2005, 4.750%, 11/01/33 - XLCA Insured

      10,600    Pennsylvania State University, General Revenue Bonds, Series         8/16 at 100.00        AA            10,291,116
                  2007A, 4.500%, 8/15/36 (UB)

         470    Philadelphia Authority for Industrial Development,                   1/17 at 100.00       BBB               467,998
                  Pennsylvania, Revenue Bonds, Franklin Towne Charter High
                  School, Series 2006A, 5.250%, 1/01/27

       1,545    State Public School Building Authority, Pennsylvania, College        5/15 at 100.00       Aaa             1,639,322
                  Revenue Bonds, Montgomery County Community College,
                  Series 2005, 5.000%, 5/01/18 - AMBAC Insured

         750    Union County, Higher Education Facilities Financing Authority,       4/13 at 100.00       Aa2               800,685
                  Pennsylvania, Revenue Bonds, Bucknell University, Series
                  2002A, 5.250%, 4/01/19
-----------------------------------------------------------------------------------------------------------------------------------
      48,915    Total Education and Civic Organizations                                                                  49,593,812
-----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 10.1% (6.4% OF TOTAL INVESTMENTS)

       1,455    Allegheny County Hospital Development Authority, Pennsylvania,       4/15 at 100.00       Baa2            1,377,158
                  Revenue Bonds, Ohio Valley General Hospital, Series 2005A,
                  5.125%, 4/01/35

       1,230    Erie County Hospital Authority, Pennsylvania, Revenue Bonds,         1/12 at 100.00       AAA             1,298,363
                  Hamot Health Foundation, Series 2002, 5.250%, 11/01/16 -
                  AMBAC Insured

       1,175    Erie County Hospital Authority, Pennsylvania, Revenue Bonds,        11/17 at 100.00       AAA             1,197,701
                  Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 -
                  CIFG Insured

                Lancaster County Hospital Authority, Pennsylvania, Hospital
                Revenue Bonds, The Lancaster General Hospital Project,
                Series 2007A:
       1,885      5.000%, 3/15/26                                                    3/17 at 100.00       AA-             1,923,793
         750      5.000%, 3/15/31                                                    3/17 at 100.00       AA-               759,758

         800    Lancaster County Hospital Authority, Pennsylvania, Hospital          3/17 at 100.00       AA-               744,128
                  Revenue Bonds, The Lancaster

                General Hospital Project, Series 2007B, 4.500%, 3/15/36

       5,000    Lebanon County Health Facilities Authority, Pennsylvania,           11/12 at 101.00       BBB             5,193,700
                  Revenue Bonds, Good Samaritan Hospital Project, Series 2002,
                  5.900%, 11/15/28

       1,250    Lehigh County General Purpose Authority, Pennsylvania, Revenue      11/14 at 100.00        A              1,298,113
                  Bonds, Good Shepherd Group,Series 2004A, 5.500%, 11/01/24

         650    Monroe County Hospital Authority, Pennsylvania, Hospital             1/17 at 100.00       BBB+              625,229
                  Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%,
                  1/01/37

         500    Philadelphia Hospitals and Higher Education Facilities               7/17 at 100.00        AA               475,210
                  Authority, Pennsylvania, Hospital Revenue Bonds, Children's
                  Hospital of Philadelphia, Series 2007, 4.500%, 7/01/33

                Pottsville Hospital Authority, Pennsylvania, Hospital Revenue
                  Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
       2,000      5.500%, 7/01/18                                                    7/08 at 100.00       BB+             1,980,760
       2,000      5.625%, 7/01/24                                                    7/08 at 100.00       BB+             1,925,560

                Sayre Health Care Facility Authority, Pennsylvania, Revenue
                Bonds, Latrobe Area Hospital,Series 2002A:
       1,700      5.250%, 7/01/14 - AMBAC Insured                                    7/12 at 100.00       AAA             1,803,292
       1,200      5.250%, 7/01/15 - AMBAC Insured                                    7/12 at 100.00       AAA             1,268,184

                Southcentral Pennsylvania General Authority, Revenue Bonds,
                Hanover Hospital Inc., Series 2005:
         475      5.000%, 12/01/27 - RAAI Insured                                   12/15 at 100.00        AA               476,862
         330      5.000%, 12/01/29 - RAAI Insured                                   12/15 at 100.00        AA               328,673
-----------------------------------------------------------------------------------------------------------------------------------
      22,400    Total Health Care                                                                                        22,676,484
-----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 5.4% (3.4% OF TOTAL INVESTMENTS)

       3,645    Bucks County Redevelopment Authority, Pennsylvania, Section 8        2/08 at 100.00       Baa2            3,649,228
                  Assisted Second Lien Multifamily Mortgage Revenue Bonds,
                  Country Commons Apartments, Series 1993A, 6.200%, 8/01/14
                  (Alternative Minimum Tax)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (CONTINUED)

$      2,000    Delaware County Industrial Development Authority,                    4/12 at 100.00       AAA         $   2,043,460
                  Pennsylvania, Multifamily Housing Revenue Bonds, Darby
                  Townhouses Project, Series 2002A, 5.500%, 4/01/32 (Mandatory
                  put 4/01/22) (Alternative Minimum Tax)

                Pennsylvania Higher Educational Facilities Authority, Revenue
                  Bonds, Slippery Rock University Foundation Inc., Student
                  Housing Project, Series 2005A:
       2,035      5.000%, 7/01/19 - XLCA Insured                                     7/15 at 100.00       AAA             2,144,076
       3,400      5.000%, 7/01/37 - XLCA Insured                                     7/15 at 100.00       AAA             3,485,714

         740    Philadelphia Authority for Industrial Development,                   5/15 at 102.00       Baa2              750,071
                  Pennsylvania, Multifamily Housing Revenue
                  Bonds, Presbyterian Homes Germantown - Morrisville Project,
                  Series 2005A, 5.625%, 7/01/35
-----------------------------------------------------------------------------------------------------------------------------------
      11,820    Total Housing/Multifamily                                                                                12,072,549
-----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 6.1% (3.9% OF TOTAL INVESTMENTS)

         915    Allegheny County Residential Finance Authority, Pennsylvania,       11/10 at 100.00       Aaa               937,042
                  GNMA Mortgage-Backed Securities Program Single Family
                  Mortgage Revenue Bonds, Series 2000II-2, 5.900%, 11/01/32
                  (Alternative Minimum Tax)

       4,000    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/15 at 100.00       AA+             3,862,880
                  Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative
                  Minimum Tax)

         280    Pennsylvania Housing Finance Agency, Single Family Mortgage          6/08 at 101.50       AA+               283,550
                  Revenue Bonds, Series 1998-62A, 5.500%, 10/01/22
                  (Alternative Minimum Tax)

       1,410    Pennsylvania Housing Finance Agency, Single Family Mortgage          4/15 at 100.00       AA+             1,403,937
                  Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26
                  (Alternative Minimum Tax)

       3,295    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/15 at 100.00       AA+             3,300,173
                  Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37
                  (Alternative Minimum Tax)

       1,355    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/16 at 100.00       AA+             1,283,971
                  Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27
                  (Alternative Minimum Tax)

       1,960    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/16 at 100.00       AA+             1,896,594
                  Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31
                  (Alternative Minimum Tax)

         765    Pittsburgh Urban Redevelopment Authority, Pennsylvania,              4/08 at 101.00       AAA               776,705
                  Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      13,980    Total Housing/Single Family                                                                              13,744,852
-----------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 3.1% (2.0% OF TOTAL INVESTMENTS)

       2,000    New Morgan Industrial Development Authority, Pennsylvania,           4/08 at 100.00       BB-             2,002,480
                  Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                  Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative
                  Minimum Tax)

       2,000    Pennsylvania Economic Development Financing Authority, Exempt        5/11 at 101.00        A2             2,065,900
                  Facilities Revenue Bonds, Amtrak Project, Series 2001A,
                  6.250%, 11/01/31 (Alternative Minimum Tax)

       2,750    Pennsylvania Industrial Development Authority, Economic              7/12 at 101.00       AAA             2,974,785
                  Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 -
                  AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       6,750    Total Industrials                                                                                         7,043,165
-----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 7.2% (4.5% OF TOTAL INVESTMENTS)

       1,100    Chester County Health and Education Facilities Authority,           12/08 at 100.00       BBB-            1,101,034
                  Pennsylvania, Mortgage Revenue Refunding Bonds, Tel Hai
                  Obligated Group, Series 1998, 5.500%, 6/01/25

       4,905    Cumberland County Municipal Authority, Pennsylvania, Revenue         1/17 at 100.00       N/R             4,612,172
                  Bonds, Diakon Lutheran Social Ministries, Series 2007,
                  5.000%, 1/01/36

       1,000    Cumberland County Municipal Authority, Pennsylvania, Revenue        12/12 at 100.00        AA             1,007,990
                  Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%,
                  12/01/22 - RAAI Insured

                Lancaster County Hospital Authority, Pennsylvania, Health
                Center Revenue Bonds, Masonic Homes Project, Series 2006:
       1,565      5.000%, 11/01/31                                                  11/16 at 100.00        A+             1,571,197
         620      5.000%, 11/01/36                                                  11/16 at 100.00        A+               620,223

       | Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued) NPY | Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (CONTINUED)

                Pennsylvania Economic Development Financing Authority, Revenue
                Bonds, Dr. Gertrude A. Barber Center Inc., Series 2000:
$      1,000      6.150%, 12/01/20 - RAAI Insured                                    2/08 at 100.00        AA         $   1,046,520
       2,000      5.900%, 12/01/30 - RAAI Insured                                   12/10 at 100.00        AA             2,054,300

       1,230    Pennsylvania Economic Development Financing Authority, Revenue       6/08 at 100.00       BB+             1,130,567
                  Bonds, Northwestern Human Services Inc., Series 1998A,
                  5.250%, 6/01/28

                Philadelphia Authority for Industrial Development, Pennsylvania,
                  Health Care Facilities Revenue Bonds, Paul's Run,
                  Series 1998A:
       1,350      5.750%, 5/15/18                                                    5/08 at 102.00       N/R             1,357,223
       1,650      5.875%, 5/15/28                                                    5/08 at 102.00       N/R             1,652,838
-----------------------------------------------------------------------------------------------------------------------------------
      16,420      Total Long-Term Care                                                                                   16,154,064
-----------------------------------------------------------------------------------------------------------------------------------

                MATERIALS - 2.9% (1.8% OF TOTAL INVESTMENTS)

       1,190    Bradford County Industrial Development Authority,                   12/15 at 100.00       BBB             1,189,203
                  Pennsylvania, Solid Waste Disposal Revenue
                  Bonds, International Paper Company, Series 2005B, 5.200%,
                  12/01/19 (Alternative Minimum Tax)

         500    Erie County Industrial Development Authority, Pennsylvania,          9/10 at 101.00       BBB               517,700
                  Environmental Improvement Revenue Refunding Bonds, Series
                  2000B, 6.000%, 9/01/16 (Alternative Minimum Tax)

       4,500    Pennsylvania Economic Development Financing Authority, Exempt       11/08 at 102.00       N/R             4,578,750
                  Facilities Revenue Bonds, National Gypsum Company, Series
                  1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       6,190    Total Materials                                                                                           6,285,653
-----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 22.4% (14.2% OF TOTAL INVESTMENTS)

       8,800    Bensalem Township School District, Bucks County, Pennsylvania,       6/17 at 100.00       Aaa             8,723,704
                  General Obligation Bonds, Series 2007, 4.500%, 6/15/28 -
                  FGIC Insured (UB)

       2,120    Central Bucks County School District, Pennsylvania, General          5/13 at 100.00       Aaa             2,213,110
                  Obligation Bonds, Series 2003, 5.000%, 5/15/23 - MBIA Insured

                 Harrisburg Redevelopment Authority, Dauphin County,
                 Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
       1,750      0.000%, 5/01/22 - FSA Insured                                       5/16 at 75.56       AAA               868,578
       2,750      0.000%, 11/01/22 - FSA Insured                                      5/16 at 73.64       AAA             1,330,120
       2,750      0.000%, 5/01/23 - FSA Insured                                       5/16 at 71.71       AAA             1,286,945

                Lower Merion School District, Montgomery County, Pennsylvania,
                General Obligation Bonds, Series 2007:
       2,260      5.000%, 9/01/23                                                    9/17 at 100.00       Aaa             2,403,352
          55      5.000%, 9/01/24                                                    9/17 at 100.00       Aaa                58,398

       4,565    Montour School District, Allegheny County, Pennsylvania,             4/17 at 100.00       AAA             4,736,690
                  General Obligation Bonds, Series 2007, 5.000%, 4/01/37 -
                  FSA Insured

       1,000    New Castle Area School District, Lawrence County,                    3/10 at 100.00       AAA             1,042,040
                  Pennsylvania, General Obligation Bonds, Series 2000, 5.600%,
                   3/01/25 - MBIA Insured

       2,115    Owen J. Roberts School District, Chester County, Pennsylvania,       5/16 at 100.00       Aaa             2,223,690
                  General Obligation Bonds, Series 2006, 5.000%, 5/15/24 -
                  FSA Insured

       4,835    Pennsylvania State, General Obligation Bonds, Series 2007,           3/17 at 100.00        AA             5,180,316
                  Residuals 1986, 6.938%, 3/01/27 (IF)

       3,200    Pennsylvania, General Obligation Bonds, First Series 2006,          10/16 at 100.00        AA             3,437,408
                  5.000%, 10/01/18

       2,000    Pennsylvania, General Obligation Bonds, Second Series 2005,          1/16 at 100.00        AA             2,138,780
                  5.000%, 1/01/18

       1,500    Philadelphia School District, Pennsylvania, General Obligation         No Opt. Call       AAA             1,602,225
                  Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC Insured

       2,700    Pittsburgh, Pennsylvania, General Obligation Bonds, Series             No Opt. Call       AAA             2,974,698
                  2006B, 5.250%, 9/01/16 - FSA Insured

       6,710    Reading School District, Berks County, Pennsylvania, General           No Opt. Call       AAA             2,128,613
                  Obligation Bonds, Series 2003B, 0.000%, 1/15/32 -
                  FGIC Insured


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (CONTINUED)

                State Public School Building Authority, Pennsylvania, School
                Revenue Bonds, Conneaut School District, Series 2003:
$        360      5.250%, 11/01/21 - FGIC Insured                                   11/13 at 100.00       AAA         $     386,276
         490      5.250%, 11/01/22 - FGIC Insured                                   11/13 at 100.00       AAA               523,462

       1,500    State Public School Building Authority, Pennsylvania, School         5/13 at 100.00       Aaa             1,457,415
                  Revenue Bonds, York City School District, Series 2003,
                  4.000%, 5/01/21 - FSA Insured

       1,535    Stroudsburg Area School District, Monroe County, Pennsylvania,       4/12 at 100.00       AAA             1,606,331
                  General Obligation Bonds, Series 2001A, 5.000%, 4/01/19 -
                  FSA Insured

       1,400    Woodland Hills School District, Allegheny County,                    9/15 at 100.00       AAA             1,507,226
                  Pennsylvania, General Obligation Bonds, Series 2005D,
                  5.000%, 9/01/17 - FSA Insured

       2,400    York County, Pennsylvania, General Obligation Bonds, Series         12/15 at 100.00       AAA             2,485,584
                  2006, 5.000%, 6/01/33 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      56,795    Total Tax Obligation/General                                                                             50,314,961
-----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 7.8% (4.9% OF TOTAL INVESTMENTS)

       1,500    Erie County Convention Center Authority, Pennsylvania,               1/15 at 100.00       AAA             1,535,880
                  Convention Center Revenue Bonds, Series 2005, 5.000%,
                  1/15/36 - FGIC Insured

       5,015    Philadelphia Municipal Authority, Pennsylvania, Lease Revenue       11/13 at 100.00       AAA             5,385,809
                  Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

       6,000    Puerto Rico Highway and Transportation Authority, Highway              No Opt. Call       AAA             6,901,680
                  Revenue Bonds, Series 2007N, 5.500%, 7/01/29 - AMBAC Insured

       2,880    Puerto Rico Infrastructure Financing Authority, Special Tax            No Opt. Call       AAA               883,555
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

       2,405    Puerto Rico, Highway Revenue Bonds, Highway and Transportation         No Opt. Call       AAA             2,727,751
                  Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      17,800    Total Tax Obligation/Limited                                                                             17,434,675
-----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 19.5% (12.3% OF TOTAL INVESTMENTS)

         650    Delaware River Joint Toll Bridge Commission, New Jersey and          7/13 at 100.00       A2                686,576
                  Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17

       4,600    Pennsylvania Economic Development Financing Authority, Revenue       6/12 at 102.00        A              4,746,418
                  Bonds, Amtrak 30th Street Station Parking Garage, Series
                  2002, 5.875%, 6/01/33 - ACA Insured (Alternative Minimum Tax)

       3,575    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,           12/11 at 101.00       AAA             3,674,707
                  Series 2001R, 5.000%, 12/01/30 - AMBAC Insured

       2,680    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            6/16 at 100.00       AAA             2,820,244
                  Series 2006A, 5.000%, 12/01/24 - AMBAC Insured

       3,250    Philadelphia Airport System, Pennsylvania, Revenue Bonds,            6/15 at 100.00       AAA             3,105,440
                  Series 2005A, 4.750%, 6/15/35 - MBIA Insured (Alternative
                  Minimum Tax)

      10,000    Philadelphia Authority for Industrial Development,                   7/11 at 101.00       AAA            10,175,000
                  Pennsylvania, Airport Revenue Bonds, Philadelphia
                  Airport System Project, Series 2001A, 5.250%, 7/01/28 - FGIC
                  Insured (Alternative Minimum Tax)

       6,525    Pittsburgh and Allegheny County Sports and Exhibition               12/07 at 100.00       Aaa             6,532,047
                  Authority, Pennsylvania, Parking Revenue Bonds, Series
                  2001A, 5.350%, 12/01/26 - AMBAC Insured

       2,000    Pittsburgh Public Parking Authority, Pennsylvania, Parking          12/15 at 100.00       AAA             2,093,980
                  Revenue Bonds, Series 2005B, 5.000%, 12/01/23 - FGIC Insured

         730    Scranton Parking Authority, Pennsylvania , Guaranteed Revenue        6/17 at 100.00       AA                735,986
                  Bonds, Series 2007, 5.250%, 6/01/39 - RAAI Insured

       2,355    Scranton Parking Authority, Pennsylvania, Guaranteed Parking         9/13 at 100.00       AAA             2,416,277
                  Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured

       6,700    Susquehanna Area Regional Airport Authority, Pennsylvania,           1/13 at 100.00       Aaa             6,832,392
                  Airport System Revenue Bonds, Series 2003B, 5.000%,
                  1/01/33 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      43,065    Total Transportation                                                                                     43,819,067
-----------------------------------------------------------------------------------------------------------------------------------

       | Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued) NPY | Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.5% (14.2% OF TOTAL INVESTMENTS) (4)

$      1,695    Allegheny County Sanitary Authority, Pennsylvania, Sewerage         12/10 at 101.00        AAA        $   1,809,209
                  Revenue Bonds, Series 2000, 5.500%, 12/01/30
                  (Pre-refunded 12/01/10) - MBIA Insured

       2,300    Allegheny County, Pennsylvania, Airport Revenue Refunding            1/08 at 101.00        AAA            2,328,612
                  Bonds, Pittsburgh International Airport, Series 1997A,
                  5.250%, 1/01/16 (Pre-refunded 1/01/08) - MBIA Insured
                  (Alternative Minimum Tax)

                Butler County, Pennsylvania, General Obligation Bonds, Series 2003:
       1,000      5.250%, 7/15/21 (Pre-refunded 7/15/13) - FGIC Insured              7/13 at 100.00        AAA            1,086,240
       1,200      5.250%, 7/15/23 (Pre-refunded 7/15/13) - FGIC Insured              7/13 at 100.00        AAA            1,303,488

       1,615    Delaware County Regional Water Quality Control Authority,            5/14 at 100.00        Aaa            1,764,791
                  Pennsylvania, Sewerage Revenue

                Bonds, Series 2004, 5.250%, 5/01/23 (Pre-refunded 5/01/14) -
                  MBIA Insured

       2,110    Fayette County, Pennsylvania, General Obligation Bonds, Series      11/10 at 100.00        AAA            2,242,234
                  2000, 5.625%, 11/15/28 (Pre-refunded 11/15/10) - AMBAC Insured

       2,425    Lehigh County General Purpose Authority, Pennsylvania,               8/13 at 100.00       Baa1 (4)        2,639,394
                  Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                  Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)

       2,600    Norristown Area School District, Montgomery County,                  3/13 at 100.00        Aaa            2,779,634
                  Pennsylvania, General Obligation Bonds, Series 2003,
                  5.000%, 9/01/24 (Pre-refunded 3/01/13) - FGIC Insured

       1,060    Pennsylvania Higher Educational Facilities Authority, College          No Opt. Call        Aaa            1,203,641
                  Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)

       2,100    Pennsylvania Higher Educational Facilities Authority, Revenue        6/10 at 100.00       AA (4)          2,232,531
                  Bonds, Philadelphia University, Series 2000, 6.000%,
                  6/01/29 (Pre-refunded 6/01/10) - RAAI Insured

       1,500    Pennsylvania Higher Educational Facilities Authority, Revenue        7/11 at 101.00        AAA            1,590,945
                  Bonds, Temple University, Series 2001, 5.000%, 7/15/31
                  (Pre-refunded 7/15/11) - MBIA Insured

       3,905    Pennsylvania Higher Educational Facilities Authority, Revenue        1/13 at 100.00       A1 (4)          4,163,316
                  Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                  1/01/32 (Pre-refunded 1/01/13)

       5,750    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General         7/09 at 101.00        AAA            5,949,583
                  Ordinance, Second Series 1999, 5.000%, 7/01/29
                  (Pre-refunded 7/01/09) - FSA Insured

                Philadelphia Hospitals and Higher Education Facilities Authority,
                Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center
                of Philadelphia, Series 1993:
       1,000      6.500%, 12/01/11 (ETM)                                               No Opt. Call        AAA            1,058,550
       3,740      6.650%, 12/01/19 (ETM)                                               No Opt. Call        AAA            4,484,559

       1,015    St. Mary Hospital Authority, Pennsylvania, Health System            11/14 at 100.00       A1 (4)          1,118,500
                  Revenue Bonds, Catholic Health East, Series 2004B, 5.375%,
                  11/15/34 (Pre-refunded 11/15/14)

                State Public School Building Authority, Berkes County,
                Pennsylvania, School Revenue Bonds, Brandywine Heights Area
                School District, Series 2003:
       1,930      5.000%, 2/01/20 (Pre-refunded 2/01/13) - FGIC Insured              2/13 at 100.00        Aaa            2,061,433
       1,955      5.000%, 2/01/21 (Pre-refunded 2/01/13) - FGIC Insured              2/13 at 100.00        Aaa            2,088,136

       4,050    State Public School Building Authority, Pennsylvania, Lease          6/13 at 100.00        AAA            4,341,762
                  Revenue Bonds, Philadelphia School District, Series 2003,
                  5.000%, 6/01/33 (Pre-refunded 6/01/13) - FSA Insured

       2,500    West Cornwall Township Municipal Authority, Pennsylvania,           12/11 at 100.00      BBB+ (4)         2,724,850
                  College Revenue Bonds, Elizabethtown College Project,
                  Series 2001, 5.900%, 12/15/18 (Pre-refunded 12/15/11)

       1,265    West View Borough Municipal Authority, Allegheny County,               No Opt. Call        Aaa            1,540,239
                  Pennsylvania, Special Obligation Bonds, Series 1985A,
                  9.500%, 11/15/14 (ETM)
-----------------------------------------------------------------------------------------------------------------------------------
      46,715    Total U.S. Guaranteed                                                                                    50,511,647
-----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 13.7% (8.6% OF TOTAL INVESTMENTS)

       1,125    Allegheny County Industrial Development Authority,                     No Opt. Call        AAA            1,164,971
                  Pennsylvania, Pollution Control Revenue Refunding Bonds,
                  Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 -
                  AMBAC Insured

       8,000    Beaver County Industrial Development Authority, Pennsylvania,        6/08 at 102.00        AAA            8,208,320
                  Exempt Facilities Revenue Bonds, Shippingport Project,
                  Series 1998A, 5.375%, 6/01/28 - AMBAC Insured (Alternative
                  Minimum Tax)

       2,280    Carbon County Industrial Development Authority, Pennsylvania,          No Opt. Call       BBB-            2,367,164
                  Resource Recovery Revenue Refunding Bonds, Panther Creek
                  Partners Project, Series 2000, 6.650%, 5/01/10
                  (Alternative Minimum Tax)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (CONTINUED)

$      7,590    Indiana County Industrial Development Authority, Pennsylvania,      11/07 at 102.00        AAA        $   7,752,806
                  Pollution Control Revenue Bonds, Metropolitan Edison Company,
                  Series 1997A, 5.950%, 5/01/27 - AMBAC Insured (Alternative
                  Minimum Tax)

       2,000    Indiana County Industrial Development Authority, Pennsylvania,       6/12 at 101.00       Baa1            2,059,800
                  Pollution Control Revenue Refunding Bonds, PSEG Power LLC,
                  Series 2001A, 5.850%, 6/01/27 (Alternative Minimum Tax)

       2,150    Lehigh County Industrial Development Authority, Pennsylvania,        2/15 at 100.00        AAA            2,187,625
                  Pollution Control Revenue Bonds, Pennsylvania Power and
                  Light Company, Series 2005, 4.750%, 2/15/27 - FGIC Insured

         700    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General         9/14 at 100.00        AAA              723,051
                  Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 -
                  FSA Insured

       1,000    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General         7/13 at 100.00        AAA            1,076,130
                  Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 -
                  FSA Insured

       5,050    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh        10/17 at 100.00        AAA            5,186,956
                  Series 1998, Series 42P, 5.000%, 10/01/37 - AMBAC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
      29,895    Total Utilities                                                                                          30,726,823
-----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 11.9% (7.5% OF TOTAL INVESTMENTS)

         305    Allegheny County Sanitary Authority, Pennsylvania, Sewerage         12/10 at 101.00        AAA              321,217
                Revenue Bonds, Series 2000, 5.500%, 12/01/30 - MBIA Insured
                Allegheny County Sanitary Authority, Pennsylvania, Sewerage
                  Revenue Bonds, Series 2005A:
       1,900      5.000%, 12/01/21 - MBIA Insured                                   12/15 at 100.00        AAA            2,009,877
       2,545      5.000%, 12/01/30 - MBIA Insured                                   12/15 at 100.00        AAA            2,646,953

       2,500    Bethlehem Authority, Northampton and Lehigh Counties,               11/14 at 100.00        AAA            2,650,750
                  Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004,
                  5.000%, 11/15/20 - FSA Insured

       4,000    Bucks County Industrial Development Authority, Pennsylvania,         3/12 at 100.00        AAA            4,128,280
                  Water Facility Revenue Bonds, Pennsylvania Suburban Water
                  Company, Series 2002, 5.550%, 9/01/32 - FGIC Insured
                  (Alternative Minimum Tax)

       2,000    Harrisburg Authority, Dauphin County, Pennsylvania, Water            7/14 at 100.00        AAA            2,104,600
                  Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                  FSA Insured

       1,315    Lancaster Area Sewerage Authority, Pennsylvania, Sewerage            4/14 at 100.00        AAA            1,386,220
                  Revenue Bonds, Series 2004, 5.000%, 4/01/21 - MBIA Insured

       3,360    Mercer County Industrial Development Authority, Pennsylvania,        7/10 at 100.00        AAA            3,518,189
                  Water Facility Revenue Bonds, Consumers Water Company,
                  Shenango Valley Division Project, Series 2000, 6.000%,
                  7/01/30 - MBIA Insured (Alternative Minimum Tax)

                Norristown Municipal Waste Authority, Pennsylvania, Sewer
                Revenue Bonds, Series 2003:
       1,140      5.125%, 11/15/22 - FGIC Insured                                   11/13 at 100.00        Aaa            1,190,582
       2,535      5.125%, 11/15/23 - FGIC Insured                                   11/13 at 100.00        Aaa            2,643,371

       2,000    Philadelphia, Pennsylvania, Water and Wastewater Revenue             7/15 at 100.00        AAA            2,087,179
                  Bonds, Series 2005A, 5.000%, 7/01/23 - FSA Insured

       2,000    Unity Township Municipal Authority, Pennsylvania, Sewerage          12/14 at 100.00        AAA            2,061,839
                  Revenue Bonds, Series 2004, 5.000%, 12/01/34 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      25,600    Total Water and Sewer                                                                                    26,749,057
-----------------------------------------------------------------------------------------------------------------------------------
$    346,345    Total Long-Term Investments (cost $337,092,332) - 154.7%                                                347,126,809
============-----------------------------------------------------------------------------------------------------------------------

       | Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued) NPY | Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


   PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                                                        RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 3.7% (2.3% OF TOTAL INVESTMENTS)

 $     3,250    Cumberland County Municipal Authority, Pennsylvania, Auction                               AA         $   3,250,000
                  Rate Revenue Bonds, Variable RateDemand Obligations, Diakon
                  Lutheran Social Ministries Project, Series 2007B, 5.750%,
                  1/01/25 - RAAI Insured (5)

       1,650    South Fork Municipal Authority, Pennsylvania, Hospital Revenue                             AA             1,650,000
                  Bonds, Variable Rate Demand Obligations, Conemaugh Valley
                  Memorial Hospital, Series 2005C, 5.000%, 7/01/29 -
                  RAAI Insured (5)

       3,425    Washington County Industrial Development Authority,                                        A-1            3,424,760
                  Pennsylvania, Health Care Facilities Revenue Bonds,
                  Variable Rate Demand Obligations, Presbyterian Senior Care
                  Southminster Project, Series 2000, 5.750%, 1/01/30 -
                  RAAI Insured (5)
-----------------------------------------------------------------------------------------------------------------------------------
 $     8,325    Total Short-Term Investments (cost $8,324,760)                                                            8,324,760
============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $345,417,092) - 158.4%                                                          355,451,569
                -------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (7.1)%                                                                      (16,020,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      3,131,059
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.6)%                                                       (118,100,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 224,462,628
                ===================================================================================================================


FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:

                                       FUND                                      FIXED RATE                              UNREALIZED
                    NOTIONAL    PAY/RECEIVE      FLOATING RATE   FIXED RATE         PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY          AMOUNT  FLOATING RATE              INDEX (ANNUALIZED)       FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs    $ 5,750,000        Receive  3-Month USD-LIBOR        5.593%  Semi-Annually   10/01/08      10/01/37      $(168,063)
Morgan Stanley     4,500,000        Receive  3-Month USD-LIBOR        5.073   Semi-Annually   12/03/07       6/01/32        165,457
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $  (2,606)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

       |  Nuveen Pennsylvania Dividend Advantage Municipal Fund
  NXM  |  Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 2.2% (1.4% OF TOTAL INVESTMENTS)

$      1,000    Pennsylvania Economic Development Financing Authority,                 No Opt. Call        AA-        $   1,089,740
                  Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper
                  Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum
                  Tax)
-----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 29.6% (19.5% OF TOTAL
                  INVESTMENTS)

         100    Allegheny County Higher Education Building Authority,                  No Opt. Call       Baa3              110,752
                  Pennsylvania, College Revenue Refunding Bonds, Robert
                  Morris College, Series 1998A, 6.000%, 5/01/28

         235    Allegheny County Higher Education Building Authority,                2/16 at 100.00       Baa3              222,202
                  Pennsylvania, Revenue Bonds, Robert
                  Morris University, Series 2006A, 4.750%, 2/15/26

       2,250    Bucks County Industrial Development Authority,                       9/11 at 100.00        Aaa            2,328,750
                  Pennsylvania, Revenue Bonds, George School
                  Project, Series 2001, 5.125%, 9/15/31 - AMBAC Insured

         700    Chester County Health and Education Facilities Authority,           10/15 at 102.00        N/R              680,925
                  Pennsylvania, Revenue Bonds,
                  Immaculata University, Series 2005, 5.500%, 10/15/25

         440    Cumberland County, Pennsylvania, Municipal Authority                 5/17 at 100.00        AAA              427,060
                  College Revenue Bonds, Dickinson College,
                  Series 2007G-G1, 4.500%, 5/01/37 - MBIA Insured

       1,000    Delaware County Authority, Pennsylvania, College Revenue            10/11 at 100.00       BBB-            1,030,290
                  Refunding Bonds, Neumann College,
                  Series 2001, 6.000%, 10/01/31

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2006:
         295      5.000%, 8/01/23 - AMBAC Insured                                    8/16 at 100.00        AAA              310,898
         145      5.000%, 8/01/24 - AMBAC Insured                                    8/16 at 100.00        AAA              152,598

         160    Erie Higher Education Building Authority, Pennsylvania,              5/17 at 100.00        AA               157,557
                  College Revenue Bonds, Gannon

                University, Series 2007-GG3, 5.000%, 5/01/32 - RAAI Insured

         300    Montgomery County Higher Education and Health Authority,             4/16 at 100.00        AA               274,608
                  Pennsylvania, Revenue Bonds, Arcadia
                  University, Series 2006, 4.500%, 4/01/30 - RAAI Insured

       1,000    Montgomery County Industrial Development Authority,                  8/15 at 100.00        Aaa            1,042,150
                  Pennsylvania, Revenue Bonds, Hill School,
                  Series 2005, 5.000%, 8/15/27 - MBIA Insured

          75    New Wilmington, Pennsylvania, Revenue, Westminster College,          5/17 at 100.00        AA                74,841
                  Series 2007G, 5.125%, 5/01/33 -
                  RAAI Insured

       1,000    Pennsylvania Higher Educational Facilities Authority,                6/12 at 100.00        Aaa            1,048,440
                  General Revenue Bonds, State System of
                  Higher Education, Series 2002W, 5.000%, 6/15/19 - AMBAC
                  Insured

         220    Pennsylvania Higher Educational Facilities Authority,                5/16 at 100.00        A-               213,631
                  Revenue Bonds, Allegheny College, Series
                  2006, 4.750%, 5/01/31

       1,500    Pennsylvania Higher Educational Facilities Authority,                7/11 at 100.00        AA             1,515,015
                  Revenue Bonds, Moravian College, Series
                  2001, 5.375%, 7/01/31 - RAAI Insured

         700    Pennsylvania Higher Educational Facilities Authority,                4/16 at 100.00        AAA              740,607
                  Revenue Bonds, Temple University, First
                  Series of 2006, 5.000%, 4/01/21 - MBIA Insured

         350    Pennsylvania Higher Educational Facilities Authority,                1/13 at 100.00        A1               373,174
                  Revenue Bonds, Thomas Jefferson
                  University, Series 2002, 5.500%, 1/01/16

       3,000    Pennsylvania State University, General Obligation Refunding            No Opt. Call        AA             3,279,180
                  Bonds, Series 2002, 5.250%, 8/15/14

         105    Philadelphia Authority for Industrial Development,                   1/17 at 100.00        BBB              104,553
                  Pennsylvania, Revenue Bonds, Franklin Towne
                  Charter High School, Series 2006A, 5.250%, 1/01/27

         470    Philadelphia Authority for Industrial Development,                   1/13 at 102.00       BBB-              457,898
                  Pennsylvania, Revenue Bonds, Leadership
                  Learning Partners, Series 2005A, 5.375%, 7/01/36

       | Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued) NXM | Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (CONTINUED)

$        230    Philadelphia Authority for Industrial Development,                   5/16 at 100.00        BB+        $     235,552
                  Pennsylvania, Revenue Bonds, Richard Allen
                  Preparatory Charter School, Series 2006, 6.250%, 5/01/33
-----------------------------------------------------------------------------------------------------------------------------------
      14,275    Total Education and Civic Organizations                                                                  14,780,681
-----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 18.7% (12.4% OF TOTAL INVESTMENTS)

         260    Allegheny County Hospital Development Authority,                     4/15 at 100.00       Baa2              246,090
                  Pennsylvania, Revenue Bonds, Ohio Valley
                  General Hospital, Series 2005A, 5.125%, 4/01/35

         700    Allentown Area Hospital Authority, Pennsylvania, Revenue               No Opt. Call        BB+              703,857
                  Bonds, Sacred Heart Hospital, Series
                  2005, 6.000%, 11/15/16

       2,500    Chester County Health and Educational Facilities Authority,          5/08 at 101.00        AA-            2,539,025
                  Pennsylvania, Health System Revenue Bonds, Jefferson Health
                  System, Series 1997B, 5.375%, 5/15/27

         255    Erie County Hospital Authority, Pennsylvania, Revenue               11/17 at 100.00        AAA              259,927
                  Bonds, Hamot Health Foundation, Series
                  2007, 5.000%, 11/01/37 - CIFG Insured

         230    Fulton County, Pennsylvania, Industrial Development                  7/16 at 100.00        N/R              228,330
                  Authority Hospital Revenue Bonds, Fulton
                  County Medical Center Project, Series 2006, 5.900%, 7/01/40

         105    Jeannette Health Services Authority, Pennsylvania, Hospital         11/07 at 101.00        BB-              103,590
                  Revenue Bonds, Jeannette District
                  Memorial Hospital, Series 1996A, 6.000%, 11/01/18

         200    Lancaster County Hospital Authority, Pennsylvania, Hospital          3/17 at 100.00        AA-              186,032
                  Revenue Bonds, The Lancaster
                  General Hospital Project, Series 2007B, 4.500%, 3/15/36

         250    Lehigh County General Purpose Authority, Pennsylvania,              11/14 at 100.00         A               259,623
                  Revenue Bonds, Good Shepherd Group,
                  Series 2004A, 5.500%, 11/01/24

         140    Monroe County Hospital Authority, Pennsylvania, Hospital             1/17 at 100.00       BBB+              134,665
                  Revenue Bonds, Pocono Medical Center,
                  Series 2007, 5.125%, 1/01/37

       2,150    Pennsylvania Higher Educational Facilities Authority,                1/11 at 101.00        AA-            2,296,286
                  Revenue Bonds, UPMC Health System,
                  Series 2001A, 6.000%, 1/15/31

         500    Philadelphia Hospitals and Higher Education Facilities               7/17 at 100.00        AA               475,210
                  Authority, Pennsylvania, Hospital
                  Revenue Bonds, Children's Hospital of Philadelphia, Series
                  2007, 4.500%, 7/01/33

          70    Philadelphia Hospitals and Higher Education Facilities              11/07 at 100.00        BBB               70,139
                  Authority, Pennsylvania, Hospital Revenue Bonds, Temple
                  University Hospital, Series 1993A, 6.625%, 11/15/23

          25    Pottsville Hospital Authority, Pennsylvania, Hospital                7/08 at 100.00        BB+               24,070
                  Revenue Bonds, Pottsville Hospital and
                  Warne Clinic, Series 1998, 5.625%, 7/01/24

       1,000    Washington County Hospital Authority, Pennsylvania, Revenue          6/12 at 101.00        A3             1,047,630
                  Bonds, Monongahela Valley Hospital
                  Project, Series 2002, 5.500%, 6/01/17

         750    West Shore Area Hospital Authority, Cumberland County,               1/12 at 100.00        BBB              780,375
                  Pennsylvania, Hospital Revenue Bonds,
                  Holy Spirit Hospital of the Sisters of Christian Charity
                  Project, Series 2001, 6.250%, 1/01/32
-----------------------------------------------------------------------------------------------------------------------------------
       9,135    Total Health Care                                                                                         9,354,849
-----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 1.7% (1.1% OF TOTAL INVESTMENTS)

         700    Pennsylvania Higher Educational Facilities Authority,                7/15 at 100.00        AAA              717,647
                  Revenue Bonds, Slippery Rock University
                  Foundation Inc., Student Housing Project, Series 2005A,
                  5.000%, 7/01/37 - XLCA Insured

         100    Philadelphia Authority for Industrial Development,                   5/15 at 102.00       Baa2              101,361
                  Pennsylvania, Multifamily Housing Revenue
                  Bonds, Presbyterian Homes Germantown - Morrisville Project,
                  Series 2005A, 5.625%, 7/01/35
-----------------------------------------------------------------------------------------------------------------------------------
         800    Total Housing/Multifamily                                                                                   819,008
-----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 8.3% (5.5% OF TOTAL INVESTMENTS)

       1,535    Allegheny County Residential Finance Authority,                     11/08 at 102.00        Aaa            1,548,723
                  Pennsylvania, GNMA Mortgage-Backed Securities
                  Program Single Family Mortgage Revenue Bonds, Series
                  1998DD-2, 5.400%, 11/01/29 (Alternative
                  Minimum Tax)

       1,000    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/15 at 100.00        AA+              965,720
                  Revenue Bonds, Series 1995A,
                  4.900%, 10/01/37 (Alternative Minimum Tax)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (CONTINUED)

$        495    Pennsylvania Housing Finance Agency, Single Family Mortgage          4/15 at 100.00        AA+        $     492,872
                  Revenue Bonds, Series 2006-93A,
                  4.950%, 10/01/26 (Alternative Minimum Tax)

         700    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/15 at 100.00        AA+              701,099
                  Revenue Bonds, Series 2006-94A,
                  5.150%, 10/01/37 (Alternative Minimum Tax)

         430    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/16 at 100.00        AA+              416,090
                  Revenue Bonds, Series 2007-98A,
                  4.850%, 10/01/31 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       4,160    Total Housing/Single Family                                                                               4,124,504
-----------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 6.8% (4.5% OF TOTAL INVESTMENTS)

       2,000    Pennsylvania Economic Development Financing Authority, Exempt        5/11 at 101.00         A2            2,065,900
                  Facilities Revenue Bonds, Amtrak Project, Series 2001A,
                  6.250%, 11/01/31 (Alternative Minimum Tax)

       1,250    Pennsylvania Industrial Development Authority, Economic              7/12 at 101.00        AAA            1,352,175
                  Development Revenue Bonds, Series
                  2002, 5.500%, 7/01/17 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       3,250    Total Industrials                                                                                         3,418,075
-----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 13.4% (8.8% OF TOTAL INVESTMENTS)

         265    Cumberland County Municipal Authority, Pennsylvania, Revenue         1/17 at 100.00        N/R              249,180
                  Bonds, Diakon Lutheran Social
                  Ministries, Series 2007, 5.000%, 1/01/36

         285    Lancaster County Hospital Authority, Pennsylvania, Health           11/16 at 100.00         A+              285,103
                  Center Revenue Bonds, Masonic Homes
                  Project, Series 2006, 5.000%, 11/01/36

       2,100    Lancaster County Hospital Authority, Pennsylvania, Health           12/11 at 100.00         A-            2,168,565
                  Center Revenue Bonds, Willow Valley
                  Retirement Communities Project, Series 2001, 5.875%, 6/01/31

         785    Lebanon County Health Facilities Authority, Pennsylvania,           12/14 at 100.00        N/R              740,812
                  Health Center Revenue Bonds, Pleasant View Retirement
                  Community, Series 2005A, 5.300%, 12/15/26

                Pennsylvania Economic Development Financing Authority,
                Revenue Bonds, Northwestern Human
                Services Inc., Series 1998A:
         240      5.250%, 6/01/14                                                    6/08 at 100.00        BB+              235,610
          50      5.125%, 6/01/18                                                    6/08 at 100.00        BB+               48,372

       2,875    Philadelphia Authority for Industrial Development,                   7/11 at 101.00        AAA            2,968,926
                  Pennsylvania, Revenue Bonds, Philadelphia
                  Corporation for the Aging Project, Series 2001B, 5.250%,
                  7/01/31 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       6,600    Total Long-Term Care                                                                                      6,696,568
-----------------------------------------------------------------------------------------------------------------------------------

                MATERIALS - 4.2% (2.8% OF TOTAL INVESTMENTS)

         350    Allegheny County Industrial Development Authority,                     No Opt. Call       Baa3              362,509
                  Pennsylvania, Revenue Bonds, United States
                  Steel Corporation, Series 2005, 5.500%, 11/01/16

         210    Bradford County Industrial Development Authority,                   12/15 at 100.00       BBB               209,859
                  Pennsylvania, Solid Waste Disposal Revenue
                  Bonds, International Paper Company, Series 2005B, 5.200%,
                  12/01/19 (Alternative Minimum Tax)

         750    Bucks County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB+             783,608
                  Environmental Improvement Revenue
                  Bonds, USX Corporation Project, Series 1995, 5.400%, 11/01/17
                  (Mandatory put 11/01/11)

         750    Pennsylvania Economic Development Financing Authority, Exempt       11/08 at 102.00        N/R              763,125
                  Facilities Revenue Bonds,
                  National Gypsum Company, Series 1997B, 6.125%, 11/01/27
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       2,060    Total Materials                                                                                           2,119,101
-----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 16.5% (10.9% OF TOTAL INVESTMENTS)

       1,860    Bensalem Township School District, Bucks County,                     6/17 at 100.00        Aaa            1,843,874
                  Pennsylvania, General Obligation Bonds,
                  Series 2007, 4.500%, 6/15/28 - FGIC Insured (UB)

         995    Montour School District, Allegheny County, Pennsylvania,             4/17 at 100.00        AAA            1,032,422
                  General Obligation Bonds, Series
                  2007, 5.000%, 4/01/37 - FSA Insured

       | Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued) NXM | Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (CONTINUED)

$        300    Pennsylvania, General Obligation Bonds, First Series 2006,          10/16 at 100.00         AA        $     322,257
                  5.000%, 10/01/18

         375    Philadelphia School District, Pennsylvania, General                    No Opt. Call        AAA              400,556
                  Obligation Bonds, Series 2007A, 5.000%,
                  6/01/34 - FGIC Insured

       3,000    Pittsburgh School District, Allegheny County, Pennsylvania,            No Opt. Call        AAA            3,321,720
                  General Obligation Refunding
                  Bonds, Series 2002A, 5.500%, 9/01/14 - FSA Insured

       2,220    Reading School District, Berks County, Pennsylvania, General           No Opt. Call        AAA              704,251
                  Obligation Bonds, Series 2003B,
                  0.000%, 1/15/32 - FGIC Insured

         600    York County, Pennsylvania, General Obligation Bonds, Series         12/15 at 100.00        AAA              621,396
                  2006, 5.000%, 6/01/33 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       9,350    Total Tax Obligation/General                                                                              8,246,476
-----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 13.1% (8.6% OF TOTAL INVESTMENTS)

       1,000    Allegheny County Redevelopment Authority, Pennsylvania, TIF            No Opt. Call        N/R            1,012,580
                  Revenue Bonds, Pittsburg Mills
                  Project, Series 2004, 5.600%, 7/01/23

         450    Erie County Convention Center Authority, Pennsylvania,               1/15 at 100.00        AAA              460,764
                  Convention Center Revenue Bonds, Series
                  2005, 5.000%, 1/15/36 - FGIC Insured

       1,000    Pennsylvania Turnpike Commission, Registration Fee Revenue             No Opt. Call        AAA            1,107,470
                  Bonds, Series 2005A, 5.250%,
                  7/15/18 - FSA Insured

       1,000    Philadelphia Municipal Authority, Pennsylvania, Lease Revenue       11/13 at 100.00        AAA            1,073,940
                  Bonds, Series 2003B, 5.250%,
                  11/15/17 - FSA Insured

       1,500    Philadelphia Redevelopment Authority, Pennsylvania, Revenue          4/12 at 100.00        AAA            1,605,810
                  Bonds, Philadelphia Neighborhood
                  Transformation Initiative, Series 2002A, 5.500%, 4/15/19 -
                  FGIC Insured

         750    Puerto Rico Highway and Transportation Authority, Highway              No Opt. Call        AAA              838,133
                  Revenue Bonds, Series 2007N, 5.250%,
                  7/01/33 - MBIA Insured

         630    Puerto Rico Infrastructure Financing Authority, Special Tax            No Opt. Call        AAA              193,278
                  Revenue Bonds, Series 2005A,
                  0.000%, 7/01/32 - FGIC Insured

         250    Washington County Redevelopment Authority, Pennsylvania,             7/17 at 100.00        N/R              246,293
                  Tanger Outlet Victory Center Tax
                  Increment Bonds, Series 2006A, 5.450%, 7/01/35
-----------------------------------------------------------------------------------------------------------------------------------
       6,580    Total Tax Obligation/Limited                                                                              6,538,268
-----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 11.6% (7.6% OF TOTAL INVESTMENTS)

         130    Delaware River Joint Toll Bridge Commission, New Jersey and          7/13 at 100.00         A2              137,315
                  Pennsylvania, Revenue Bonds,
                  Series 2003, 5.250%, 7/01/17

       1,000    Pennsylvania Economic Development Financing Authority,               6/12 at 102.00         A             1,031,830
                  Revenue Bonds, Amtrak 30th Street
                  Station Parking Garage, Series 2002, 5.875%, 6/01/33 - ACA
                  Insured (Alternative Minimum Tax)

         420    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            6/16 at 100.00        AAA              441,979
                  Series 2006A, 5.000%, 12/01/24 -
                  AMBAC Insured

       1,750    Philadelphia Authority for Industrial Development,                   7/11 at 101.00        AAA            1,780,625
                  Pennsylvania, Airport Revenue Bonds, Philadelphia
                  Airport System Project, Series 2001A, 5.250%, 7/01/28 - FGIC
                  Insured (Alternative Minimum Tax)

       2,210    Pittsburgh and Allegheny County Sports and Exhibition               12/07 at 100.00        Aaa            2,212,431
                  Authority, Pennsylvania, Parking Revenue
                  Bonds, Series 2001A, 5.375%, 12/01/30 - AMBAC Insured

         160    Scranton Parking Authority, Pennsylvania, Guaranteed Revenue         6/17 at 100.00         AA              161,312
                  Bonds, Series 2007, 5.250%,
                  6/01/39 - RAAI Insured
-----------------------------------------------------------------------------------------------------------------------------------
       5,670    Total Transportation                                                                                      5,765,492
-----------------------------------------------------------------------------------------------------------------------------------


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 14.9% (9.8% OF TOTAL INVESTMENTS) (4)

$      1,000    Cumberland County Municipal Authority, Pennsylvania,                 1/13 at 101.00      N/R (4)      $   1,154,670
                  Retirement Community Revenue Bonds,
                  Wesley Affiliated Services Inc., Series 2002A, 7.125%,
                  1/01/25 (Pre-refunded 1/01/13)

         600    Lehigh County General Purpose Authority, Pennsylvania,               8/13 at 100.00      Baa1 (4)           653,046
                  Hospital Revenue Bonds, St. Luke's
                  Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33
                  (Pre-refunded 8/15/13)

       1,105    Oxford Area School District, Chester County, Pennsylvania,           2/12 at 100.00        AAA            1,191,102
                  General Obligation Bonds, Series
                  2001A, 5.500%, 2/15/17 (Pre-refunded 2/15/12) - FGIC Insured

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General
                Ordinance, Fourth Series 1998:
       1,000      5.250%, 8/01/18 (Pre-refunded 8/01/13) - FSA Insured               8/13 at 100.00        AAA            1,087,930
       1,000      5.250%, 8/01/19 (Pre-refunded 8/01/13) - FSA Insured               8/13 at 100.00        AAA            1,087,930

         170    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth           No Opt. Call        AAA              202,475
                  Series 1990B, 7.000%, 5/15/20 -
                  MBIA Insured (ETM)

       1,700    Philadelphia School District, Pennsylvania, General                  8/12 at 100.00        AAA            1,854,785
                  Obligation Bonds, Series 2002B, 5.625%,
                  8/01/18 (Pre-refunded 8/01/12) - FGIC Insured

         170    St. Mary Hospital Authority, Pennsylvania, Health System            11/14 at 100.00       A1 (4)            187,334
                  Revenue Bonds, Catholic Health East,
                  Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)
-----------------------------------------------------------------------------------------------------------------------------------
       6,745    Total U.S. Guaranteed                                                                                     7,419,272
-----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 4.2% (2.8% OF TOTAL INVESTMENTS)

         500    Allegheny County Industrial Development Authority,                     No Opt. Call        AAA              517,764
                  Pennsylvania, Pollution Control Revenue
                  Refunding Bonds, Duquesne Light Company, Series 1999A,
                  4.350%, 12/01/13 - AMBAC Insured

         285    Pennsylvania Economic Development Financing Authority, Exempt       12/09 at 103.00         B2              305,542
                  Facilities Revenue Bonds,
                  Reliant Energy Inc., Series 2003A, 6.750%, 12/01/36
                  (Alternative Minimum Tax)

         140    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General         9/14 at 100.00        AAA              144,609
                  Ordinance, Fifth Series 2004A-1,
                  5.000%, 9/01/26 - FSA Insured

       1,105    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh        10/17 at 100.00        AAA            1,134,968
                  Series 1998, Series 42P,
                  5.000%, 10/01/37 - AMBAC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
       2,030    Total Utilities                                                                                           2,102,883
-----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 2.3% (1.5% OF TOTAL INVESTMENTS)

         500    Bethlehem Authority, Northampton and Lehigh Counties,               11/14 at 100.00        AAA              530,149
                  Pennsylvania, Guaranteed Water Revenue
                  Bonds, Series 2004, 5.000%, 11/15/20 - FSA Insured

         600    Harrisburg Authority, Dauphin County, Pennsylvania, Water            7/14 at 100.00        AAA              631,378
                  Revenue Refunding Bonds, Series
                  2004, 5.000%, 7/15/22 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       1,100    Total Water and Sewer                                                                                     1,161,527
-----------------------------------------------------------------------------------------------------------------------------------
$     72,755    Total Long-Term Investments (cost $71,138,375) - 147.5%                                                  73,636,444
============-----------------------------------------------------------------------------------------------------------------------

       | Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued) NXM | Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


   PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                                                        RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.3% (2.8% OF TOTAL INVESTMENTS)

$        700    Cumberland County Municipal Authority, Pennsylvania, Auction Rate                          AA         $     700,000
                  Revenue Bonds, Variable Rate
                  Demand Obligations, Diakon Lutheran Social Ministries Project, Series
                  2007B, 6.000%, 1/01/25 - RAAI Insured (5)

         700    Puerto Rico Government Development Bank, Adjustable Refunding Bonds,                     VMIG-1             700,000
                  Variable Rate Demand Obligations, Series 1985, 3.200%,
                  12/01/15 - MBIA Insured (5)

         750    Washington County Industrial Development Authority, Pennsylvania,                          A-1              749,948
                  Health Care Facilities Revenue Bonds, Variable Rate Demand
                  Obligations, Presbyterian Senior Care Southminster Project,
                  Series 2000, 5.750%, 1/01/30 - RAAI Insured (5)
-----------------------------------------------------------------------------------------------------------------------------------
$      2,150    Total Short-Term Investments (cost $2,149,948)                                                            2,149,948
============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $73,288,323) - 151.8%                                                            75,786,392
                -------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.8)%                                                                       (1,915,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      1,042,041
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.1)%                                                        (25,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  49,913,433
                ===================================================================================================================

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

       |  Nuveen Pennsylvanina Dividend Advantage Muncipal Fund 2
  NVY  |  Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.3% (9.9% OF TOTAL INVESTMENTS)

    $  1,000    Allegheny County Higher Education Building Authority,                  No Opt. Call       Baa3       $    1,107,520
                  Pennsylvania, College Revenue Refunding Bonds, Robert Morris
                  College, Series 1998A, 6.000%, 5/01/28

         800    Chester County Health and Education Facilities Authority,           10/15 at 102.00       N/R               778,200
                  Pennsylvania, Revenue Bonds, Immaculata University, Series
                  2005, 5.500%, 10/15/25

         500    Cumberland County, Pennsylvania, Municipal Authority College         5/17 at 100.00       AAA               485,295
                  Revenue Bonds, Dickinson College, Series 2007G-G1, 4.500%,
                  5/01/37 - MBIA Insured

         325    Delaware County Authority, Pennsylvania, College Revenue            10/11 at 100.00       BBB-              334,844
                  Refunding Bonds, Neumann College, Series 2001, 6.000%,
                  10/01/31

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2006:
         340      5.000%, 8/01/23 - AMBAC Insured                                    8/16 at 100.00        AAA              358,323
         165      5.000%, 8/01/24 - AMBAC Insured                                    8/16 at 100.00        AAA              173,646

       1,435    Delaware County Authority, Pennsylvania, Revenue Refunding           8/13 at 100.00        AAA            1,547,633
                  Bonds, Villanova University, Series 2003, 5.250%, 8/01/17 -
                  FGIC Insured

         180    Erie Higher Education Building Authority, Pennsylvania,              5/17 at 100.00        AA               177,251
                  College Revenue Bonds, Gannon University, Series 2007-GG3,
                  5.000%, 5/01/32 - RAAI Insured

         450    Montgomery County Higher Education and Health Authority,             4/16 at 100.00        AA               411,912
                  Pennsylvania, Revenue Bonds, Arcadia University, Series 2006,
                  4.500%, 4/01/30 - RAAI Insured

          80    New Wilmington, Pennsylvania, Revenue, Westminster College,          5/17 at 100.00        AA                79,830
                  Series 2007G, 5.125%, 5/01/33 - RAAI Insured

         285    Pennsylvania Higher Educational Facilities Authority, Revenue        5/16 at 100.00        A-               276,749
                  Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31

         800    Pennsylvania Higher Educational Facilities Authority, Revenue        4/16 at 100.00        AAA              846,408
                  Bonds, Temple University, First Series of 2006, 5.000%,
                  4/01/21 - MBIA Insured

         115    Philadelphia Authority for Industrial Development,                   1/17 at 100.00        BBB              114,510
                  Pennsylvania, Revenue Bonds, Franklin Towne Charter High
                  School, Series 2006A, 5.250%, 1/01/27

         530    Philadelphia Authority for Industrial Development,                   1/13 at 102.00       BBB-              516,353
                  Pennsylvania, Revenue Bonds, Leadership Learning Partners,
                  Series 2005A, 5.375%, 7/01/36

         270    Philadelphia Authority for Industrial Development,                   5/16 at 100.00        BB+              276,518
                  Pennsylvania, Revenue Bonds, Richard Allen Preparatory
                  Charter School, Series 2006, 6.250%, 5/01/33

       1,000    Union County, Higher Education Facilities Financing                  4/13 at 100.00        Aa2            1,067,580
                  Authority, Pennsylvania, Revenue Bonds, Bucknell University,
                  Series 2002A, 5.250%, 4/01/20
------------------------------------------------------------------------------------------------------------------------------------
       8,275    Total Education and Civic Organizations                                                                  8,552,572
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 14.1% (9.1% OF TOTAL INVESTMENTS)

         295    Allegheny County Hospital Development Authority,                     4/15 at 100.00       Baa2              279,218
                  Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                  Series 2005A, 5.125%, 4/01/35

         800    Allentown Area Hospital Authority, Pennsylvania, Revenue               No Opt. Call        BB+              804,408
                  Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16

       2,000    Chester County Health and Educational Facilities Authority,          5/08 at 101.00        AA-            2,031,220
                  Pennsylvania, Health System Revenue Bonds, Jefferson Health
                  System, Series 1997B, 5.375%, 5/15/27

         290    Erie County Hospital Authority, Pennsylvania, Revenue Bonds,        11/17 at 100.00        AAA              295,603
                  Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 - CIFG
                  Insured

       | Nuveen Pennsylvanina Dividend Advantage Muncipal Fund 2(continued) NVY | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    $    270    Fulton County, Pennsylvania, Industrial Development Authority        7/16 at 100.00       N/R         $     268,040
                  Hospital Revenue Bonds, Fulton County Medical Center Project,
                  Series 2006, 5.900%, 7/01/40

         115    Jeannette Health Services Authority, Pennsylvania, Hospital         11/07 at 101.00       BB-               113,456
                  Revenue Bonds, Jeannette District Memorial Hospital, Series
                  1996A, 6.000%, 11/01/18

         200    Lancaster County Hospital Authority, Pennsylvania, Hospital          3/17 at 100.00       AA-               186,032
                  Revenue Bonds, The Lancaster General Hospital Project, Series
                  2007B, 4.500%, 3/15/36

         160    Monroe County Hospital Authority, Pennsylvania, Hospital             1/17 at 100.00      BBB+               153,902
                  Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%,
                  1/01/37

          70    Pennsylvania Higher Educational Facilities Authority, Revenue        1/11 at 101.00       AA-                74,763
                  Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31

         500    Philadelphia Hospitals and Higher Education Facilities               7/17 at 100.00       AA                475,210
                  Authority, Pennsylvania, Hospital Revenue Bonds, Children's
                  Hospital of Philadelphia, Series 2007, 4.500%, 7/01/33

       1,000    Philadelphia Hospitals and Higher Education Facilities              11/07 at 100.00       BBB             1,001,990
                  Authority, Pennsylvania, Hospital Revenue Bonds, Temple
                  University Hospital, Series 1993A, 6.625%, 11/15/23

       1,450    Washington County Hospital Authority, Pennsylvania, Revenue          6/12 at 101.00       A3              1,552,428
                  Bonds, Monongahela Valley Hospital Project, Series 2002,
                  6.250%, 6/01/22

                West Shore Area Hospital Authority, Cumberland County,
                Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of
                the Sisters of Christian Charity Project, Series 2001:
          25      6.150%, 1/01/21                                                    1/12 at 100.00       BBB                26,107
         600      6.250%, 1/01/32                                                    1/12 at 100.00       BBB               624,300
------------------------------------------------------------------------------------------------------------------------------------
       7,775    Total Health Care                                                                                         7,886,677
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 1.7% (1.1% OF TOTAL INVESTMENTS)

         800    Pennsylvania Higher Educational Facilities Authority, Revenue        7/15 at 100.00       AAA               820,168
                  Bonds, Slippery Rock University Foundation Inc., Student
                  Housing Project, Series 2005A, 5.000%, 7/01/37 - XLCA Insured

         120    Philadelphia Authority for Industrial Development,                   5/15 at 102.00       Baa2              121,633
                  Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian
                  Homes Germantown - Morrisville Project, Series 2005A, 5.625%,
                  7/01/35

------------------------------------------------------------------------------------------------------------------------------------
         920    Total Housing/Multifamily                                                                                   941,801
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 6.9% (4.4% OF TOTAL INVESTMENTS)

       1,000    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/15 at 100.00        AA+              965,720
                  Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative
                  Minimum Tax)

         565    Pennsylvania Housing Finance Agency, Single Family Mortgage          4/15 at 100.00        AA+              562,571
                  Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative
                  Minimum Tax)

         800    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/15 at 100.00        AA+              801,256
                  Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative
                  Minimum Tax)

       1,100    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/16 at 100.00        AA+            1,042,338
                  Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative
                  Minimum Tax)

         480    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/16 at 100.00        AA+              464,472
                  Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,945    Total Housing/Single Family                                                                               3,836,357
------------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 5.8% (3.8% OF TOTAL INVESTMENTS)

       3,000    Pennsylvania Industrial Development Authority, Economic              7/12 at 101.00        AAA            3,253,950
                  Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 2.9% (1.9% OF TOTAL INVESTMENTS)

         300    Cumberland County Municipal Authority, Pennsylvania, Revenue         1/17 at 100.00        N/R              282,090
                  Bonds, Diakon Lutheran Social Ministries, Series 2007,
                  5.000%, 1/01/36

         305    Lancaster County Hospital Authority, Pennsylvania, Health           11/16 at 100.00        A+               305,110
                  Center Revenue Bonds, Masonic Homes Project, Series 2006,
                  5.000%, 11/01/36


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

    $    785    Lebanon County Health Facilities Authority,                         12/14 at 100.00        N/R        $     740,812
                  Pennsylvania, Health Center Revenue Bonds, Pleasant View
                  Retirement Community, Series 2005A, 5.300%, 12/15/26

                Pennsylvania Economic Development Financing Authority,
                Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
         260      5.250%, 6/01/14                                                    6/08 at 100.00        BB+              255,245
          50      5.125%, 6/01/18                                                    6/08 at 100.00        BB+               48,372
------------------------------------------------------------------------------------------------------------------------------------
       1,700    Total Long-Term Care                                                                                      1,631,629
------------------------------------------------------------------------------------------------------------------------------------

                MATERIALS - 4.5% (2.9% OF TOTAL INVESTMENTS)

         400    Allegheny County Industrial Development Authority,                      No Opt. Call      Baa3              414,296
                  Pennsylvania, Revenue Bonds, United States Steel Corporation,
                  Series 2005, 5.500%, 11/01/16

         280    Bradford County Industrial Development Authority,                   12/15 at 100.00        BBB              279,812
                  Pennsylvania, Solid Waste Disposal Revenue Bonds,
                  International Paper Company, Series 2005B, 5.200%, 12/01/19
                  (Alternative Minimum Tax)

       1,000    Bucks County Industrial Development Authority, Pennsylvania,           No Opt. Call       BBB+            1,044,810
                  Environmental Improvement Revenue Bonds, USX Corporation
                  Project, Series 1995, 5.400%, 11/01/17 (Mandatory put
                  11/01/11)

         750    Pennsylvania Economic Development Financing Authority, Exempt       11/08 at 102.00        N/R              763,125
                  Facilities Revenue Bonds, National Gypsum Company, Series
                  1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,430    Total Materials                                                                                           2,502,043
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 26.2% (16.9% OF TOTAL INVESTMENTS)

       2,040    Bensalem Township School District, Bucks County,                     6/17 at 100.00        Aaa            2,022,313
                  Pennsylvania, General Obligation Bonds, Series 2007, 4.500%,
                  6/15/28 - FGIC Insured (UB)

       1,740    Butler County, Pennsylvania, Butler Area School District,           10/12 at 100.00        AAA            1,842,590
                  General Obligation Bonds, Series 2002A, 5.375%, 10/01/26 -
                  FGIC Insured

       4,000    Delaware Valley Regional Finance Authority, Pennsylvania,              No Opt. Call        Aa2            4,505,120
                Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17
                Greensburg Salem School District, Westmoreland County,
                Pennsylvania, General Obligation Refunding Bonds, Series 2002:
         725      5.375%, 9/15/15 - FGIC Insured                                     9/12 at 100.00        AAA              779,324
       1,000      5.375%, 9/15/16 - FGIC Insured                                                           AAA            1,074,930
                                                                                     9/12 at 100.00
         625    Lower Merion School District, Montgomery County,                     9/17 at 100.00        Aaa              663,613
                  Pennsylvania, General Obligation Bonds, Series 2007, 5.000%,
                  9/01/24

       1,125    Montour School District, Allegheny County, Pennsylvania,             4/17 at 100.00        AAA            1,167,311
                  General Obligation Bonds, Series 2007, 5.000%, 4/01/37 - FSA
                  Insured

         375    Philadelphia School District, Pennsylvania, General                    No Opt. Call        AAA              400,556
                  Obligation Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC
                  Insured

         225    Pittsburgh, Pennsylvania, General Obligation Bonds, Series             No Opt. Call        AAA              247,892
                  2006B, 5.250%, 9/01/16 - FSA Insured

       2,510    Reading School District, Berks County, Pennsylvania, General           No Opt. Call        AAA              796,247
                  Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - FGIC
                  Insured

         500    Woodland Hills School District, Allegheny County,                    9/15 at 100.00        AAA              538,295
                  Pennsylvania, General Obligation Bonds, Series 2005D, 5.000%,
                  9/01/17 - FSA Insured

         600    York County, Pennsylvania, General Obligation Bonds, Series         12/15 at 100.00        AAA              621,396
                  2006, 5.000%, 6/01/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      15,465    Total Tax Obligation/General                                                                             14,659,587
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 23.0% (14.9% OF TOTAL INVESTMENTS)

       1,000    Allegheny County Redevelopment Authority, Pennsylvania, TIF            No Opt. Call        N/R            1,012,580
                  Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%,
                  7/01/23

       2,000    Grove City Area Hospital Authority, Mercer County,                   3/12 at 100.00        AAA            2,072,960
                  Pennsylvania, Revenue Bonds, County Guaranteed, Woodland
                  Place Project, Series 2002, 5.400%, 3/01/31 - FGIC Insured

       4,000    Harrisburg Parking Authority, Pennsylvania, Guaranteed               9/11 at 100.00        Aaa            4,144,960
                  Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 - MBIA
                  Insured

       | Nuveen Pennsylvanina Dividend Advantage Muncipal Fund 2(continued) NVY | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

    $  1,200    Pennsylvania Turnpike Commission, Registration                         No Opt. Call        AAA        $   1,328,964
                  Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 - FSA
                  Insured

                Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds,
                Philadelphia Neighborhood Transformation Initiative, Series 2002A:
       1,000      5.500%, 4/15/18 - FGIC Insured                                     4/12 at 100.00        AAA            1,070,540
       1,750      5.500%, 4/15/22 - FGIC Insured                                     4/12 at 100.00        AAA            1,859,795

         800    Puerto Rico Highway and Transportation Authority, Highway              No Opt. Call        AAA              894,008
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/33 - MBIA Insured

         710    Puerto Rico Infrastructure Financing Authority, Special Tax            No Opt. Call        AAA              217,821
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

         250    Washington County Redevelopment Authority, Pennsylvania,             7/17 at 100.00        N/R              246,293
                  Tanger Outlet Victory Center Tax Increment Bonds, Series
                  2006A, 5.450%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
      12,710    Total Tax Obligation/Limited                                                                             12,847,921
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 5.5% (3.5% OF TOTAL INVESTMENTS)

         130    Delaware River Joint Toll Bridge Commission, New Jersey and          7/13 at 100.00        A2               137,315
                  Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17

       1,000    Pennsylvania Economic Development Financing Authority,               6/12 at 102.00         A             1,031,830
                  Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                  Series 2002, 5.875%, 6/01/33 - ACA Insured (Alternative
                  Minimum Tax)

         670    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            6/16 at 100.00        AAA              705,061
                  Series 2006A, 5.000%, 12/01/24 - AMBAC Insured

         180    Scranton Parking Authority, Pennsylvania, Guaranteed Revenue         6/17 at 100.00        AA               181,476
                  Bonds, Series 2007, 5.250%, 6/01/39 - RAAI Insured

       1,000    Susquehanna Area Regional Airport Authority, Pennsylvania,           1/13 at 100.00        Aaa            1,010,360
                  Airport System Revenue Bonds, Series 2003A, 5.000%, 1/01/28 -
                  AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,980    Total Transportation                                                                                      3,066,042
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 33.4% (21.6% OF TOTAL INVESTMENTS) (4)

       2,000    Adams County, Pennsylvania, General Obligation Bonds, Series         5/11 at 100.00        AAA            2,132,360
                  2001, 5.500%, 11/15/26 (Pre-refunded 5/15/11) - FGIC Insured

                Allegheny County Hospital Development Authority,
                Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                System, Series 2000B:
         100      9.250%, 11/15/22 (Pre-refunded 11/15/10)                          11/10 at 102.00        AAA              118,110
         300      9.250%, 11/15/30 (Pre-refunded 11/15/10)                          11/10 at 102.00        AAA              354,330

       1,155    Bucks County Industrial Development Authority, Pennsylvania,        10/12 at 101.00      BBB+(4)          1,285,503
                  Revenue Bonds, Pennswood Village Project, Series 2002A,
                  6.000%, 10/01/34 (Pre-refunded 10/01/12)

       1,000    Cumberland County Municipal Authority, Pennsylvania,                 1/13 at 101.00       N/R(4)          1,154,670
                  Retirement Community Revenue Bonds, Wesley Affiliated
                  Services Inc., Series 2002A, 7.125%, 1/01/25 (Pre-refunded
                  1/01/13)

         600    Lehigh County General Purpose Authority, Pennsylvania,               8/13 at 100.00      Baa1(4)            653,046
                  Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                  Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)

       1,100    Luzerne County, Pennsylvania, General Obligation Bonds,              11/12 at 57.97        Aaa              529,628
                  Series 2002B, 0.000%, 11/15/21 (Pre-refunded 11/15/12) - MBIA
                  Insured

       2,945    Pennsylvania Turnpike Commission, Registration Fee Revenue           7/11 at 101.00        AAA            3,174,298
                  Bonds, Series 2001, 5.500%, 7/15/33 (Pre-refunded 7/15/11) -
                  AMBAC Insured

       2,000    Philadelphia Authority for Industrial Development,                  10/11 at 101.00        AAA            2,134,260
                  Pennsylvania, Lease Revenue Bonds, Series 2001B, 5.125%,
                  10/01/26 (Pre-refunded 10/01/11) - FSA Insured


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

    $  2,420    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General         8/13 at 100.00        AAA        $   2,632,791
                  Ordinance, Fourth Series 1998, 5.250%, 8/01/20 (Pre-refunded
                  8/01/13) - FSA Insured

          70    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth           No Opt. Call        AAA               83,372
                  Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

       2,000    Philadelphia School District, Pennsylvania, General                  2/12 at 100.00        AAA            2,154,520
                  Obligation Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded
                  2/01/12) - FSA Insured

       1,870    Philadelphia School District, Pennsylvania, General                  8/12 at 100.00        AAA            2,040,264
                  Obligation Bonds, Series 2002B, 5.625%, 8/01/18 (Pre-refunded
                  8/01/12) - FGIC Insured

         225    St. Mary Hospital Authority, Pennsylvania, Health System            11/14 at 100.00      A1 (4)             247,943
                  Revenue Bonds, Catholic Health East, Series 2004B, 5.375%,
                  11/15/34 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
      17,785    Total U.S. Guaranteed                                                                                    18,695,095
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 3.2% (2.0% OF TOTAL INVESTMENTS)

         315    Pennsylvania Economic Development Financing Authority, Exempt       12/09 at 103.00        B2               337,705
                  Facilities Revenue Bonds, Reliant Energy Inc., Series 2003A,
                  6.750%, 12/01/36 (Alternative Minimum Tax)

         145    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General         9/14 at 100.00        AAA              149,775
                  Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA
                  Insured

       1,240    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh        10/17 at 100.00        AAA            1,273,629
                  Series 1998, Series 42P, 5.000%, 10/01/37 - AMBAC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       1,700    Total Utilities                                                                                           1,761,109
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 9.4% (6.1% OF TOTAL INVESTMENTS)

       4,500    Bucks County Industrial Development Authority, Pennsylvania,         3/12 at 100.00        AAA            4,644,315
                  Water Facility Revenue Bonds, Pennsylvania Suburban Water
                  Company, Series 2002, 5.550%, 9/01/32 - FGIC Insured
                  (Alternative Minimum Tax)

         600    Harrisburg Authority, Dauphin County, Pennsylvania, Water            7/14 at 100.00        AAA              631,379
                  Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 - FSA
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,100    Total Water and Sewer                                                                                     5,275,694
------------------------------------------------------------------------------------------------------------------------------------
$     83,785    Total Long-Term Investments (cost $81,931,972) - 151.9%                                                  84,910,477
============------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 2.9% (1.9% OF TOTAL INVESTMENTS)

         800    Cumberland County Municipal Authority, Pennsylvania, Auction                               AA               800,000
                  Rate Revenue Bonds, Variable Rate Demand Obligations, Diakon
                  Lutheran Social Ministries Project, Series 2007B, 6.000%,
                  1/01/25 - RAAI Insured (5)

         840    Washington County Industrial Development Authority,                                       A-1               839,941
                  Pennsylvania, Health Care Facilities Revenue Bonds, Variable
                  Rate Demand Obligations, Presbyterian Senior Care
                  Southminster Project, Series 2000, 5.750%, 1/01/30 - RAAI
                  Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
$      1,640    Total Short-Term Investments (cost $1,639,941)                                                            1,639,941
============------------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $83,571,913) - 154.8%                                                            86,550,418
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.8)%                                                                       (2,125,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.0%                                                                        (17,727)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.0)%                                                        (28,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  55,907,691
                ===================================================================================================================

       | Nuveen Pennsylvanina Dividend Advantage Muncipal Fund 2(continued) NVY | Portfolio of INVESTMENTS October 31, 2007 (Unaudited)

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statement of
ASSETS & LIABILITIES

                                                    October 31, 2007 (Unaudited)


                                                                NEW JERSEY       NEW JERSEY       NEW JERSEY       NEW JERSEY
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY           INCOME        ADVANTAGE      ADVANTAGE 2
                                                                     (NQJ)            (NNJ)            (NXJ)            (NUJ)
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $445,863,354, $262,218,796,
  $136,664,502 and $98,702,064, respectively)                $ 455,832,003    $ 269,619,566    $ 139,950,157    $ 101,345,785
Cash                                                                    --               --               --               --
Unrealized appreciation on forward swaps                           322,734          139,648          100,815           53,561
Receivables:
  Interest                                                       7,248,168        4,059,078        2,202,475        1,609,919
  Investments sold                                               1,084,971        2,957,460        3,956,042          519,950
Other assets                                                        61,475           36,618            5,933            5,904
-----------------------------------------------------------------------------------------------------------------------------
      Total assets                                             464,549,351      276,812,370      146,215,422      103,535,119
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                   1,241,716        4,132,240          917,250        1,110,845
Floating rate obligations                                               --               --               --               --
Unrealized depreciation on forward swaps                                --               --               --               --
Payable for investments purchased                                       --               --               --               --
Accrued expenses:
  Management fees                                                  242,321          144,195           53,044           33,199
  Other                                                            123,868           76,833           31,152           20,591
Common share dividends payable                                     942,940          557,446          340,563          249,189
Preferred share dividends payable                                   43,515           40,287            5,253           19,112
-----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                          2,594,360        4,951,001        1,347,262        1,432,936
-----------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                         162,000,000       91,600,000       48,000,000       34,500,000
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                       $ 299,954,991    $ 180,261,369    $  96,868,160    $  67,602,183
=============================================================================================================================
Common shares outstanding                                       20,484,322       12,049,496        6,577,112        4,523,121
=============================================================================================================================
Net asset value per Common share outstanding
  (net assets applicable to Common shares,
  divided by Common shares outstanding)                      $       14.64    $       14.96    $       14.73    $       14.95
=============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                      $     204,843    $     120,495    $      65,771    $      45,231
Paid-in surplus                                                289,027,855      172,022,510       93,392,198       64,156,796
Undistributed (Over-distribution of) net investment income        (402,892)         (95,255)        (187,534)        (164,700)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                          833,802          673,201          211,255          867,574
Net unrealized appreciation (depreciation) of
  investments and derivative transactions                       10,291,383        7,540,418        3,386,470        2,697,282
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                       $ 299,954,991    $ 180,261,369    $  96,868,160    $  67,602,183
=============================================================================================================================
Authorized shares:
  Common                                                       200,000,000      200,000,000        Unlimited        Unlimited
  Preferred                                                      1,000,000        1,000,000        Unlimited        Unlimited
=============================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statement of
ASSETS & LIABILITIES (continued)

                                                    October 31, 2007 (Unaudited)


                                                              PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY         INCOME 2        ADVANTAGE      ADVANTAGE 2
                                                                    (NQP)             (NPY)            (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $382,005,397, $345,417,092,
   $73,288,323 and $83,571,913, respectively)                $ 394,006,014    $ 355,451,569    $  75,786,392    $  86,550,418
Cash                                                               346,537               --          508,236               --
Unrealized appreciation on forward swaps                                --          165,457               --               --
Receivables:
   Interest                                                      5,688,260        5,642,945        1,155,401        1,145,476
   Investments sold                                              3,797,011        3,955,390          642,417          720,000
Other assets                                                        49,954           42,757            5,760            5,767
-----------------------------------------------------------------------------------------------------------------------------
      Total assets                                             403,887,776      365,258,118       78,098,206       88,421,661
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                          --          689,122               --          452,890
Floating rate obligations                                       25,330,000       16,020,000        1,915,000        2,125,000
Unrealized depreciation on forward swaps                           672,598          168,063               --               --
Payable for investments purchased                                5,220,769        4,805,002        1,047,312        1,184,146
Accrued expenses:
   Management fees                                                 195,759          181,008           27,548           27,444
   Other                                                           103,482          114,141           22,293           14,655
Common share dividends payable                                     740,599          672,555          170,428          205,254
Preferred share dividends payable                                   68,480           45,599            2,192            4,581
-----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                         32,331,687       22,695,490        3,184,773        4,013,970
-----------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                         132,000,000      118,100,000       25,000,000       28,500,000
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                       $ 239,556,089    $ 224,462,628    $  49,913,433    $  55,907,691
=============================================================================================================================
Common shares outstanding                                       16,180,598       15,684,751        3,332,584        3,725,809
=============================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                     $       14.81    $       14.31    $       14.98    $       15.01
=============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                      $     161,806    $     156,848    $      33,326    $      37,258
Paid-in surplus                                                229,131,395      214,679,724       47,308,740       52,812,837
Undistributed (Over-distribution of) net investment income        (426,047)        (521,341)        (123,883)        (130,507)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                        (639,084)         115,526          197,181          209,598
Net unrealized appreciation (depreciation) of
   investments                                                  11,328,019       10,031,871        2,498,069        2,978,505
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                       $ 239,556,089    $ 224,462,628    $  49,913,433    $  55,907,691
=============================================================================================================================
Authorized shares:
   Common                                                        Unlimited        Unlimited        Unlimited        Unlimited
   Preferred                                                     Unlimited        Unlimited        Unlimited        Unlimited
=============================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statement of
OPERATIONS

                                   Six Months Ended October 31, 2007 (Unaudited)


                                                                NEW JERSEY       NEW JERSEY       NEW JERSEY       NEW JERSEY
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY           INCOME        ADVANTAGE      ADVANTAGE 2
                                                                     (NQJ)            (NNJ)            (NXJ)            (NUJ)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                            $  11,111,333    $   6,466,996    $   3,500,633    $   2,470,158
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                  1,433,801          852,321          459,653          324,909
Preferred shares - auction fees                                    204,165          115,442           60,494           43,479
Preferred shares - dividend disbursing agent fees                   15,123           15,123            5,041            5,041
Shareholders' servicing agent fees and expenses                     18,219           10,993              842              783
Interest expense on floating rate obligations                           --               --               --               --
Custodian's fees and expenses                                       58,493           42,884           19,777           16,751
Directors'/Trustees' fees and expenses                               5,759            3,532            1,923            1,399
Professional fees                                                   16,546           12,455            7,201            5,988
Shareholders' reports - printing and mailing expenses               33,613           21,239            9,718            7,619
Stock exchange listing fees                                          4,890            4,865              281              194
Investor relations expense                                          19,626           12,397            9,456            7,940
Other expenses                                                      20,476           11,077            7,927            7,348
-----------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                  1,830,711        1,102,328          582,313          421,451
  Custodian fee credit                                             (20,223)          (6,451)          (6,827)          (7,191)
  Expense reimbursement                                                 --               --         (145,493)        (128,208)
-----------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                  1,810,488        1,095,877          429,993          286,052
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                            9,300,845        5,371,119        3,070,640        2,184,106
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                      424,978          163,060           93,970          395,520
  Forward swaps                                                    (28,085)              --               --               --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                   (7,069,996)      (3,439,940)      (2,547,278)      (2,071,983)
  Forward swaps                                                    319,881          138,664          100,225           53,266
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                         (6,353,222)      (3,138,216)      (2,353,083)      (1,623,197)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                      (2,696,176)      (1,534,708)        (791,111)        (548,791)
From accumulated net realized gains                                     --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to Preferred shareholders                  (2,696,176)      (1,534,708)        (791,111)        (548,791)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares from operations                              $     251,447    $     698,195    $     (73,554)   $      12,118
=============================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statement of
OPERATIONS (continued) (Unaudited)


                                                              PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY         INCOME 2        ADVANTAGE      ADVANTAGE 2
                                                                     (NQP)            (NPY)            (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                            $   9,718,314    $   8,827,238    $   1,891,763    $   2,125,736
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                  1,161,651        1,074,177          238,375          268,145
Preferred shares - auction fees                                    166,356          148,838           31,506           35,919
Preferred shares - dividend disbursing agent fees                   15,123           15,123            5,041            5,041
Shareholders' servicing agent fees and expenses                     19,762           17,188              944              808
Interest expense on floating rate obligations                      541,218          404,992           37,303           41,499
Custodian's fees and expenses                                       70,025           63,495           12,880           12,863
Directors'/Trustees' fees and expenses                               4,927            4,483            1,053            1,219
Professional fees                                                   13,090           11,912            5,455            5,571
Shareholders' reports - printing and mailing expenses               29,145           27,059            6,881            7,998
Stock exchange listing fees                                          4,857            4,856              141              160
Investor relations expense                                          22,071           19,271            4,457            5,181
Other expenses                                                      17,719           10,461            6,853            7,014
-----------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                  2,065,944        1,801,855          350,889          391,418
  Custodian fee credit                                             (12,100)          (8,189)          (5,626)          (4,138)
  Expense reimbursement                                                 --               --          (75,249)        (105,809)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                     2,053,844        1,793,666          270,014          281,471
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                            7,664,470        7,033,572        1,621,749        1,844,265
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                     (343,547)        (840,452)         107,887           26,810
  Forward swaps                                                         --               --               --               --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                   (5,768,227)      (5,171,027)      (1,359,289)      (1,249,106)
  Forward swaps                                                   (331,952)        (184,073)              --               --
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                         (6,443,726)      (6,195,552)      (1,251,402)      (1,222,296)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                      (2,406,554)      (2,175,885)        (442,159)        (515,015)
From accumulated net realized gains                                     --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to Preferred shareholders                  (2,406,554)      (2,175,885)        (442,159)        (515,015)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares from operations                              $  (1,185,810)   $  (1,337,865)   $     (71,812)   $     106,954
=============================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statement of
CHANGES in NET ASSETS (Unaudited)


                                                        NEW JERSEY                                      NEW JERSEY
                                                 INVESTMENT QUALITY (NQJ)                          PREMIUM INCOME (NNJ)
                                       --------------------------------------------    --------------------------------------------
                                         SIX MONTHS      TEN MONTHS                      SIX MONTHS      TEN MONTHS
                                              ENDED           ENDED      YEAR ENDED           ENDED           ENDED      YEAR ENDED
                                           10/31/07         4/30/07         6/30/06        10/31/07         4/30/07         6/30/06
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                  $  9,300,845    $ 15,440,608    $ 18,688,118    $  5,371,119    $  8,918,431    $ 10,793,726
Net realized gain (loss) from:
  Investments                               424,978         705,064       2,924,752         163,060         510,558       1,016,202
  Forward swaps                             (28,085)             --              --              --              --              --
Net increase from payments by the
  Adviser for losses realized on the
  disposal of investments purchased
  in violation of investment
  restrictions                                   --              --              --              --              --              --
Change in net unrealized appreciation
  (depreciation) of:
  Investments                            (7,069,996)      8,995,606     (18,288,152)     (3,439,940)      5,450,660     (11,273,653)
  Forward swaps                             319,881           2,853              --         138,664             984              --
Distributions to Preferred Shareholders:
  From net investment income             (2,696,176)     (4,125,527)     (3,729,225)     (1,534,708)     (2,385,561)     (1,991,793)
  From accumulated net realized gains            --        (168,273)       (599,726)             --         (27,729)       (454,296)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from operations                           251,447      20,850,331      (1,004,233)        698,195      12,467,343      (1,909,814)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income               (6,698,375)    (11,286,866)    (16,230,307)     (3,976,335)     (7,003,612)     (9,510,935)
From accumulated net realized gains              --        (700,556)     (4,917,869)             --        (123,667)     (3,721,776)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
  Common shares from distributions
  to Common shareholders                 (6,698,375)    (11,987,422)    (21,148,176)     (3,976,335)     (7,127,279)    (13,232,711)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from shares issued to
    shareholders due to reinvestment
    of distributions                             --              --         608,791              --              --         159,660
  Repurchased                                    --              --              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from capital share transactions                --              --         608,791              --              --         159,660
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares            (6,446,928)      8,862,909     (21,543,618)     (3,278,140)      5,340,064     (14,982,865)
Net assets applicable to Common
  shares at the beginning of period     306,401,919     297,539,010     319,082,628     183,539,509     178,199,445     193,182,310
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of period          $299,954,991    $306,401,919    $297,539,010    $180,261,369    $183,539,509    $178,199,445
===================================================================================================================================
Undistributed (Over-distribution of)
  net investment income at the
  end of period                        $   (402,892)   $   (309,186)   $   (337,401)   $    (95,255)   $     44,669    $    515,769
===================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statement of
CHANGES in NET ASSETS (continued) (Unaudited)


                                                        NEW JERSEY                                      NEW JERSEY
                                                 DIVIDEND ADVANTAGE (NXJ)                       DIVIDEND ADVANTAGE 2 (NUJ)
                                       --------------------------------------------    --------------------------------------------
                                         SIX MONTHS      TEN MONTHS                      SIX MONTHS      TEN MONTHS
                                              ENDED           ENDED      YEAR ENDED           ENDED           ENDED      YEAR ENDED
                                           10/31/07         4/30/07         6/30/06        10/31/07         4/30/07         6/30/06
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                  $  3,070,640    $  5,144,398    $  6,237,805    $  2,184,106    $  3,733,391    $  4,467,174
Net realized gain (loss) from:
  Investments                                93,970         307,186         484,326         395,520         526,783         178,837
  Forward swaps                                  --              --              --              --              --              --
Net increase from payments by the
  Adviser for losses realized on the
  disposal of investments purchased
  in violation of investment restrictions        --              --              --              --              --              --
Change in net unrealized appreciation
  (depreciation) of:
  Investments                            (2,547,278)      2,703,743      (5,541,649)     (2,071,983)      1,671,929      (3,595,338)
  Forward swaps                             100,225             590              --          53,266             295              --
Distributions to Preferred Shareholders:
  From net investment income               (791,111)     (1,250,055)     (1,154,022)       (548,791)       (919,957)       (861,957)
  From accumulated net realized gains            --          (7,668)        (82,061)             --          (3,401)        (57,711)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from operations                           (73,554)      6,898,194         (55,601)         12,118       5,009,040         131,005
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income               (2,295,340)     (4,204,503)     (5,512,880)     (1,671,195)     (2,982,781)     (3,899,566)
From accumulated net realized gains              --         (34,815)       (678,056)             --         (14,809)       (424,522)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
  Common shares from distributions
  to Common shareholders                 (2,295,340)     (4,239,318)     (6,190,936)     (1,671,195)     (2,997,590)     (4,324,088)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                        34,444         166,210         122,384          23,494          76,290         111,985
  Repurchased                                    --              --              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from capital share transactions            34,444         166,210         122,384          23,494          76,290         111,985
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares            (2,334,450)      2,825,086      (6,124,153)     (1,635,583)      2,087,740      (4,081,098)
Net assets applicable to Common
  shares at the beginning of period      99,202,610      96,377,524     102,501,677      69,237,766      67,150,026      71,231,124
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of period          $ 96,868,160    $ 99,202,610    $ 96,377,524    $ 67,602,183    $ 69,237,766    $ 67,150,026
===================================================================================================================================
Undistributed (Over-distribution of)
  net investment income at the
  end of period                        $   (187,534)   $   (171,723)   $    139,151    $   (164,700)   $   (128,820)   $     41,782
===================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                 PENNSYLVANIA INVESTMENT                           PENNSYLVANIA PREMIUM
                                                      QUALITY (NQP)                                   INCOME 2 (NPY)
                                       --------------------------------------------    --------------------------------------------
                                         SIX MONTHS      TEN MONTHS                      SIX MONTHS      TEN MONTHS
                                              ENDED           ENDED      YEAR ENDED           ENDED           ENDED      YEAR ENDED
                                           10/31/07         4/30/07         6/30/06        10/31/07         4/30/07         6/30/06
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                  $  7,664,470    $ 12,522,643    $ 14,590,128    $  7,033,572    $ 11,784,988    $ 14,058,368
Net realized gain (loss) from:
  Investments                              (343,547)        525,913        (822,081)       (840,452)      1,099,235         (44,620)
  Forward swaps                                  --              --              --              --              --              --
Net increase from payments by the
  Adviser for losses realized on the
  disposal of investments purchased
  in violation of investment restrictions        --              --              --              --              --          27,169
Change in net unrealized appreciation
  (depreciation) of:
  Investments                            (5,768,227)      7,529,900     (13,473,894)     (5,171,027)      6,516,874      12,682,405
  Forward swaps                            (331,952)       (340,646)             --        (184,073)        181,467              --
Distributions to Preferred Shareholders:
  From net investment income             (2,406,554)     (3,721,535)     (3,413,477)     (2,175,885)     (3,333,169)     (2,800,234)
  From accumulated net realized gains            --              --        (261,069)             --              --        (435,619)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from operations                        (1,185,810)     16,516,275      (3,380,393)     (1,337,865)     16,249,395      (1,877,341)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income               (5,290,590)     (8,590,894)    (11,533,314)     (5,001,404)     (8,720,545)    (12,127,724)
From accumulated net realized gains              --              --      (1,732,849)             --              --      (3,389,440)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
  Common shares from distributions
  to Common shareholders                 (5,290,590)     (8,590,894)    (13,266,163)     (5,001,404)     (8,720,545)    (15,517,164)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                            --              --              --              --              --         142,460
  Repurchased                            (1,611,181)             --              --      (1,848,061)             --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from capital share transactions        (1,611,181)             --              --      (1,848,061)             --         142,460
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares            (8,087,581)      7,925,381     (16,646,556)     (8,187,330)      7,528,850     (17,252,045)
Net assets applicable to Common
  shares at the beginning of period     247,643,670     239,718,289     256,364,845     232,649,958     225,121,108     242,373,153
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of period          $239,556,089    $247,643,670    $239,718,289    $224,462,628    $232,649,958    $225,121,108
===================================================================================================================================
Undistributed (Over-distribution of)
  net investment income at the
  end of period                        $   (426,047)   $   (393,373)   $   (603,568)   $   (521,341)   $   (377,624)   $   (110,182)
===================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statement of
CHANGES in NET ASSETS (continued) (Unaudited)


                                                  PENNSYLVANIA DIVIDEND                           PENNSYLVANIA DIVIDEND
                                                     ADVANTAGE (NXM)                                ADVANTAGE 2 (NVY)
                                       --------------------------------------------    --------------------------------------------
                                         SIX MONTHS      TEN MONTHS                      SIX MONTHS      TEN MONTHS
                                              ENDED           ENDED      YEAR ENDED           ENDED           ENDED      YEAR ENDED
                                           10/31/07         4/30/07         6/30/06        10/31/07         4/30/07         6/30/06
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                  $  1,621,749    $  2,711,602    $  3,240,349    $  1,844,265    $  3,086,215    $  3,667,111
Net realized gain (loss) from:
  Investments                               107,887         212,309         (47,126)         26,810         328,218         239,396
  Forward swaps                                  --              --              --              --              --              --
Net increase from payments by the
  Adviser for losses realized on the
  disposal of investments purchased
  in violation of investment restrictions        --              --              --              --              --              --
Change in net unrealized appreciation
  (depreciation) of:
  Investments                            (1,359,289)      1,305,436      (2,528,439)     (1,249,106)      1,348,046      (3,414,928)
  Forward swaps                                  --              --              --              --              --              --
Distributions to Preferred Shareholders:
  From net investment income               (442,159)       (684,854)       (637,236)       (515,015)       (791,861)       (715,207)
  From accumulated net realized gains            --              --         (40,350)             --         (22,246)        (47,059)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from operations                           (71,812)      3,544,493         (12,802)        106,954       3,948,372        (270,687)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income               (1,203,007)     (2,195,386)     (2,902,469)     (1,350,584)     (2,318,778)     (2,942,584)
From accumulated net realized gains              --              --        (336,361)             --         (90,880)       (363,540)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
  Common shares from distributions
  to Common shareholders                 (1,203,007)     (2,195,386)     (3,238,830)     (1,350,584)     (2,409,658)     (3,306,124)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                        28,148         151,298         199,614           9,541           6,072              --
  Repurchased                                    --              --              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from capital share transactions            28,148         151,298         199,614           9,541           6,072              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares            (1,246,671)      1,500,405      (3,052,018)     (1,234,089)      1,544,786      (3,576,811)
Net assets applicable to Common
  shares at the beginning of period      51,160,104      49,659,699      52,711,717      57,141,780      55,596,994      59,173,805
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of period          $ 49,913,433    $ 51,160,104    $ 49,659,699    $ 55,907,691    $ 57,141,780    $ 55,596,994
===================================================================================================================================
Undistributed (Over-distribution of)
  net investment income at the
  end of period                        $   (123,883)   $   (100,466)   $     68,404    $   (130,507)   $   (109,173)   $    (83,424)
===================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statement of
CASH FLOWS

                                   Six Months Ended October 31, 2007 (Unaudited)


                                                                                                                 PENNSYLVANIA
                                                                                                                   INVESTMENT
                                                                                                                      QUALITY
                                                                                                                        (NQP)
-----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                              $ (1,185,810)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
  Purchases of investments                                                                                        (46,509,622)
  Proceeds from sales and maturities of investments                                                                63,129,061
  Proceeds from sales of forward swaps                                                                                     --
  Proceeds from (purchase of) short-term investments                                                               (9,924,739)
  Amortization/(Accretion) of premiums and discounts, net                                                             223,544
  (Increase) Decrease in receivable for interest                                                                      135,700
  (Increase) Decrease in receivable for investments sold                                                            5,811,440
  (Increase) Decrease in other assets                                                                                  (6,004)
  Increase (Decrease) in payable for investments purchased                                                         (4,197,456)
  Increase (Decrease) in accrued management fees                                                                        2,492
  Increase (Decrease) in accrued other liabilities                                                                      2,043
  Increase (Decrease) in Preferred shares dividends payable                                                             5,291
  Net realized (gain) loss from investments                                                                           343,547
  Net realized (gain) loss from forward swaps                                                                              --
  Change in net unrealized (appreciation) depreciation of investments                                               5,768,227
  Change in net unrealized (appreciation) depreciation of forward swaps                                               331,952
-----------------------------------------------------------------------------------------------------------------------------
  Net cash provided by (used in) operating activities                                                              13,929,666
-----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in floating rate obligations                                                                              (7,045,000)
Cash distributions paid to Common shareholders                                                                     (4,549,991)
Cost of Common shares repurchases                                                                                  (1,611,181)
-----------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                                                               (13,206,172)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                                       723,494
Cash at the beginning of year                                                                                        (376,957)
-----------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                                                          $    346,537
=============================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Notes to
FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund
(NXM) and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) are traded on the New York Stock Exchange while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

In February 2007, the Board of Directors/Trustees of the Funds approved a change in the Funds' fiscal year end from June 30 to April 30.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative transaction is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At of October 31, 2007, there were no such outstanding purchase commitments in any of the Funds.

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

PREFERRED SHARES

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:


                                                                NEW JERSEY       NEW JERSEY       NEW JERSEY       NEW JERSEY
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY           INCOME        ADVANTAGE      ADVANTAGE 2
                                                                     (NQJ)            (NNJ)            (NXJ)            (NUJ)
-----------------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                          3,200               --               --               --
   Series T                                                             --              624            1,920               --
   Series W                                                             --            1,440               --            1,380
   Series TH                                                         2,000            1,600               --               --
   Series F                                                          1,280               --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                6,480            3,664            1,920            1,380
=============================================================================================================================



                                                              PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY         INCOME 2        ADVANTAGE      ADVANTAGE 2
                                                                     (NQP)            (NPY)            (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                             --              844               --            1,140
   Series T                                                            880               --            1,000               --
   Series W                                                          2,400               --               --               --
   Series TH                                                         2,000            2,080               --               --
   Series F                                                             --            1,800               --               --
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                5,280            4,724            1,000            1,140
=============================================================================================================================


INVERSE FLOATING RATE SECURITIES

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the six months ended October 31, 2007, New Jersey Investment Quality
(NQJ), New Jersey Premium Income (NNJ), New Jersey Dividend Advantage (NXJ), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2
(NVY) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. New Jersey Dividend Advantage 2 (NUJ) did not invest in any such instruments during the six months ended October 31, 2007.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2007, were as follows:


                                                              PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY         INCOME 2        ADVANTAGE      ADVANTAGE 2
                                                                     (NQP)            (NPY)            (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                              $27,936,168      $20,619,212       $1,907,908       $2,122,446
Average annual interest rate and fees                                 3.84%            3.90%            3.88%            3.88%
=============================================================================================================================


FORWARD SWAP TRANSACTIONS

The Funds are authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

INDEMNIFICATIONS

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

On July 10, 2007, the Board of Trustees of Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) approved an open-market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Funds' Common shares. Under the terms of the new program, each Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:


                                                                     NEW JERSEY                             NEW JERSEY
                                                              INVESTMENT QUALITY (NQJ)                 PREMIUM INCOME (NNJ)
                                                        ------------------------------------   ------------------------------------
                                                        SIX MONTHS   TEN MONTHS                SIX MONTHS   TEN MONTHS
                                                             ENDED        ENDED   YEAR ENDED        ENDED        ENDED   YEAR ENDED
                                                          10/31/07      4/30/07      6/30/06     10/31/07      4/30/07      6/30/06
-----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares issued to shareholders due to
   reinvestment of distributions                                --           --       39,742           --           --       10,167
   Shares repurchased                                           --           --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased             --           --           --           --           --           --
Weighted average discount per Common share repurchased          --           --           --           --           --           --
===================================================================================================================================



                                                                     NEW JERSEY                             NEW JERSEY
                                                              DIVIDEND ADVANTAGE (NXJ)              DIVIDEND ADVANTAGE 2 (NUJ)
                                                        ------------------------------------   ------------------------------------
                                                        SIX MONTHS   TEN MONTHS                SIX MONTHS   TEN MONTHS
                                                             ENDED        ENDED   YEAR ENDED        ENDED        ENDED   YEAR ENDED
                                                          10/31/07      4/30/07      6/30/06     10/31/07      4/30/07      6/30/06
-----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares issued to shareholders due to
   reinvestment of distributions                             2,302       10,642        7,907        1,545        4,764        6,973
   Shares repurchased                                           --           --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased             --           --           --           --           --           --
Weighted average discount per Common share repurchased          --           --           --           --           --           --
===================================================================================================================================


Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


                                                                    PENNSYLVANIA                           PENNSYLVANIA
                                                              INVESTMENT QUALITY (NQP)                PREMIUM INCOME 2 (NPY)
                                                        ------------------------------------   ------------------------------------
                                                        SIX MONTHS   TEN MONTHS                SIX MONTHS   TEN MONTHS
                                                             ENDED        ENDED   YEAR ENDED        ENDED        ENDED   YEAR ENDED
                                                          10/31/07      4/30/07      6/30/06     10/31/07      4/30/07      6/30/06
-----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares issued to shareholders due to
   reinvestment of distributions                                --           --           --           --           --        9,155
   Shares repurchased                                     (120,900)          --           --     (142,000)          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased         $13.31           --           --       $12.99           --           --
Weighted average discount per Common share repurchased        9.08%          --           --         8.45%          --           --
===================================================================================================================================



                                                                    PENNSYLVANIA                           PENNSYLVANIA
                                                              DIVIDEND ADVANTAGE (NXM)              DIVIDEND ADVANTAGE 2 (NVY)
                                                        ------------------------------------   ------------------------------------
                                                        SIX MONTHS   TEN MONTHS                SIX MONTHS   TEN MONTHS
                                                             ENDED        ENDED   YEAR ENDED        ENDED        ENDED   YEAR ENDED
                                                          10/31/07      4/30/07      6/30/06     10/31/07      4/30/07      6/30/06
-----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares issued to shareholders due to
   reinvestment of distributions                             1,846        9,600       12,400          626          393           --
   Shares repurchased                                           --           --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased             --           --           --           --           --           --
Weighted average discount per Common share repurchased          --           --           --           --           --           --
===================================================================================================================================


3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended October 31, 2007, were as follows:


                                                                NEW JERSEY       NEW JERSEY       NEW JERSEY       NEW JERSEY
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY           INCOME        ADVANTAGE      ADVANTAGE 2
                                                                     (NQJ)            (NNJ)            (NXJ)            (NUJ)
-----------------------------------------------------------------------------------------------------------------------------
Purchases                                                      $33,244,477      $23,835,288      $11,187,464       $8,345,758
Sales and maturities                                            31,767,394       21,511,082       14,122,835        9,949,558
=============================================================================================================================



                                                              PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY         INCOME 2        ADVANTAGE      ADVANTAGE 2
                                                                     (NQP)            (NPY)            (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------
Purchases                                                      $46,509,622      $55,064,451       $7,407,045       $8,724,266
Sales and maturities                                            63,129,061       74,687,194        9,620,188        9,394,144
=============================================================================================================================


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2007, the cost of investments was as follows:


                                                                NEW JERSEY       NEW JERSEY       NEW JERSEY       NEW JERSEY
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY           INCOME        ADVANTAGE      ADVANTAGE 2
                                                                     (NQJ)            (NNJ)            (NXJ)            (NUJ)
-----------------------------------------------------------------------------------------------------------------------------
Cost of investments                                           $445,842,040     $262,061,545     $136,624,358      $98,706,314
=============================================================================================================================



                                                              PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY         INCOME 2        ADVANTAGE      ADVANTAGE 2
                                                                     (NQP)            (NPY)            (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------
Cost of investments                                           $356,660,961     $329,156,276      $71,362,488      $81,454,111
=============================================================================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2007, were as follows:


                                                                NEW JERSEY       NEW JERSEY       NEW JERSEY       NEW JERSEY
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY           INCOME        ADVANTAGE      ADVANTAGE 2
                                                                     (NQJ)            (NNJ)            (NXJ)            (NUJ)
-----------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                $13,383,312       $9,374,962       $4,428,571       $3,454,444
   Depreciation                                                 (3,393,349)      (1,816,941)      (1,102,772)        (814,973)
Net unrealized appreciation (depreciation) of investments       $9,989,963       $7,558,021       $3,325,799       $2,639,471
=============================================================================================================================



                                                              PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY         INCOME 2        ADVANTAGE      ADVANTAGE 2
                                                                     (NQP)            (NPY)            (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                $14,255,135      $12,367,952       $2,933,552       $3,456,469
   Depreciation                                                 (2,240,489)      (2,114,125)        (430,277)        (482,304)
Net unrealized appreciation (depreciation) of investments      $12,014,646      $10,253,827       $2,503,275       $2,974,165
=============================================================================================================================


The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2007, the Funds' last tax year end, were as follows:


                                                                NEW JERSEY       NEW JERSEY       NEW JERSEY       NEW JERSEY
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY           INCOME        ADVANTAGE      ADVANTAGE 2
                                                                     (NQJ)            (NNJ)            (NXJ)            (NUJ)
-----------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                             $866,264         $621,055         $207,777         $154,139
Undistributed net ordinary income **                                    --           11,923               --              886
Undistributed net long-term capital gains                          436,909          510,142          133,483          505,099
=============================================================================================================================


Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


                                                              PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY         INCOME 2        ADVANTAGE      ADVANTAGE 2
                                                                     (NQP)            (NPY)            (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                             $529,184         $313,702         $ 98,160         $112,624
Undistributed net ordinary income **                                    --               --               --               --
Undistributed net long-term capital gains                               --          955,975          118,117          211,623
=============================================================================================================================


* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 2, 2007, paid on May 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the ten months ended April 30, 2007, the Funds' last tax year end, and during the tax year ended June 30, 2006, was designated for purposes of the dividends paid deduction as follows:


                                                                NEW JERSEY       NEW JERSEY       NEW JERSEY       NEW JERSEY
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY           INCOME        ADVANTAGE      ADVANTAGE 2
TEN MONTHS ENDED APRIL 30, 2007                                      (NQJ)            (NNJ)            (NXJ)            (NUJ)
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                       $15,443,038       $9,395,450       $5,456,484       $3,895,191
Distributions from net ordinary income **                               --            3,495               --              127
Distributions from net long-term capital gains                     868,829          151,396           42,483           18,210
=============================================================================================================================



                                                              PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY         INCOME 2        ADVANTAGE      ADVANTAGE 2
TEN MONTHS ENDED APRIL 30, 2007                                      (NQP)            (NPY)            (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                       $12,242,231      $12,079,079       $2,880,245       $3,111,211
Distributions from net ordinary income **                               --               --               --               --
Distributions from net long-term capital gains                          --               --               --          113,126
=============================================================================================================================



                                                                NEW JERSEY       NEW JERSEY       NEW JERSEY       NEW JERSEY
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY           INCOME        ADVANTAGE      ADVANTAGE 2
YEAR ENDED JUNE 30, 2006                                             (NQJ)            (NNJ)            (NXJ)            (NUJ)
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                       $20,266,148      $11,621,963       $6,701,392       $4,803,247
Distributions from net ordinary income **                               --            9,989               --              124
Distributions from net long-term capital gains                   5,517,595        4,174,209          760,117          482,233
=============================================================================================================================



                                                              PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY         INCOME 2        ADVANTAGE      ADVANTAGE 2
YEAR ENDED JUNE 30, 2006                                             (NQP)            (NPY)            (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                       $15,205,803      $15,141,147       $3,570,220       $3,664,279
Distributions from net ordinary income **                            8,580           41,520               --               --
Distributions from net long-term capital gains                   1,984,315        3,816,421          357,090          410,598
=============================================================================================================================


** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2007, the Funds' last tax year-end, Pennsylvania Investment Quality
(NQP) had unused capital loss carryforwards of $295,537 available for federal income tax purposes to be applied against future capital gains, if any. If not applied $124,650 of the carryforward will expire in 2014 and $170,887 will expire in 2015.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


                                                                                                NEW JERSEY INVESTMENT QUALITY (NQJ)
                                                                                                    NEW JERSEY PREMIUM INCOME (NNJ)
                                                                                              PENNSYLVANIA INVESTMENT QUALITY (NQP)
                                                                                                PENNSYLVANIA PREMIUM INCOME 2 (NPY)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                                FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                    .4500%
For the next $125 million                                                                                                     .4375
For the next $250 million                                                                                                     .4250
For the next $500 million                                                                                                     .4125
For the next $1 billion                                                                                                       .4000
For the next $3 billion                                                                                                       .3875
For net assets over $5 billion                                                                                                .3750
===================================================================================================================================



                                                                                                NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
                                                                                              NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
                                                                                              PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
                                                                                            PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                                FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                    .4500%
For the next $125 million                                                                                                     .4375
For the next $250 million                                                                                                     .4250
For the next $500 million                                                                                                     .4125
For the next $1 billion                                                                                                       .4000
For net assets over $2 billion                                                                                                .3750
===================================================================================================================================


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2007, the complex-level fee rate was .1828%.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
MARCH 31,                                       MARCH 31,
--------------------------------------------------------------------------------
2001*                       .30%                2007                       .25%
2002                        .30                 2008                       .20
2003                        .30                 2009                       .15
2004                        .30                 2010                       .10
2005                        .30                 2011                       .05
2006                        .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of their fees and expenses beyond March 31, 2011.

For the first ten years of New Jersey Dividend Advantage 2's (NUJ) and Pennsylvania Dividend Advantage 2's (NVY) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
MARCH 31,                                       MARCH 31,
--------------------------------------------------------------------------------
2002*                       .30%                2008                       .25%
2003                        .30                 2009                       .20
2004                        .30                 2010                       .15
2005                        .30                 2011                       .10
2006                        .30                 2012                       .05
2007                        .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) for any portion of their fees and expenses beyond March 31, 2012.

As a result of certain trading errors that occurred during the fiscal year ended June 30, 2006, Pennsylvania Premium Income 2 (NPY) was reimbursed $27,169 by the Adviser to offset losses realized upon the disposal of investments purchased in violation of investment restrictions.

AGREEMENT AND PLAN OF MERGER

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund considered and approved a new investment management agreement with the Adviser at the same fee rate. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)

6. NEW ACCOUNTING PRONOUNCEMENTS

FINANCIAL ACCOUNTING STANDARDS BOARD INTERPRETATION NO. 48

Effective October 31, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Funds has concluded that there are no significant uncertain tax positions that require recognition in the Funds' financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Funds.

FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 3, 2007, to shareholders of record on November 15, 2007, as follows:


                                                                NEW JERSEY       NEW JERSEY       NEW JERSEY       NEW JERSEY
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY           INCOME        ADVANTAGE      ADVANTAGE 2
                                                                     (NQJ)            (NNJ)            (NXJ)            (NUJ)
-----------------------------------------------------------------------------------------------------------------------------
Dividend per share                                                  $.0545           $.0545           $.0550           $.0575
=============================================================================================================================



                                                              PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA
                                                                INVESTMENT          PREMIUM         DIVIDEND         DIVIDEND
                                                                   QUALITY         INCOME 2        ADVANTAGE      ADVANTAGE 2
                                                                     (NQP)            (NPY)            (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------
Dividend per share                                                  $.0550           $.0495           $.0570           $.0575
=============================================================================================================================


Financial
HIGHLIGHTS (Unaudited)

| Financial
| HIGHLIGHTS (Unaudited)

      Selected data for a Common share outstanding throughout each period:


                                                  Investment Operations                                 Less Distributions
                            ------------------------------------------------------------------   ---------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                    Net
                Beginning                                 Investment         Capital             Investment     Capital
                   Common                        Net       Income to        Gains to              Income to    Gains to
                    Share          Net     Realized/       Preferred       Preferred                 Common      Common
                Net Asset   Investment    Unrealized          Share-          Share-                 Share-      Share-
                    Value       Income   Gain (Loss)        holders+        holders+    Total       holders     holders    Total
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)            $14.96        $ .45        $ (.31)          $(.13)          $  --    $  .01       $ (.33)     $   --    $  (.33)
2007(c)             14.53          .75           .47            (.20)           (.01)     1.01         (.55)       (.03)      (.58)
Year Ended 6/30:
2006                15.61          .91          (.75)           (.18)           (.03)     (.05)        (.79)       (.24)     (1.03)
2005                14.69          .95          1.13            (.10)           (.01)     1.97         (.94)       (.11)     (1.05)
2004                15.65         1.01          (.75)           (.05)           (.01)      .20         (.96)       (.20)     (1.16)
2003                15.07         1.05           .61            (.07)           (.01)     1.58         (.93)       (.07)     (1.00)
2002                15.03         1.10          (.01)           (.13)             --       .96         (.92)         --       (.92)

NEW JERSEY PREMIUM INCOME (NNJ)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)             15.23          .45          (.26)           (.13)             --       .06         (.33)         --       (.33)
2007(c)             14.79          .74           .49            (.20)             --**    1.03         (.58)       (.01)      (.59)
Year Ended 6/30:
2006                16.05          .90          (.85)           (.17)           (.04)     (.16)        (.79)       (.31)     (1.10)
2005                15.35          .94          1.01            (.10)           (.01)     1.84         (.92)       (.22)     (1.14)
2004                16.28          .99          (.79)           (.05)           (.01)      .14         (.94)       (.13)     (1.07)
2003                15.60         1.04           .63            (.07)             --      1.60         (.92)         --       (.92)
2002                15.27         1.06           .24            (.12)             --      1.18         (.85)         --       (.85)
===================================================================================================================================

                                                        Total Returns
                                                     --------------------
                    Offering                                        Based
                   Costs and      Ending                               on
                   Preferred      Common                Based      Common
                       Share       Share    Ending         on   Share Net
                Underwriting   Net Asset    Market     Market       Asset
                   Discounts       Value     Value   Value***    Value***
-------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
-------------------------------------------------------------------------
Year Ended 4/30:
2008(b)                $  --      $14.64    $13.22      (5.30)%      0.07%
2007(c)                   --       14.96     14.30       8.75        7.05
Year Ended 6/30:
2006                      --       14.53     13.70      (3.62)       (.31)
2005                      --       15.61     15.25      15.13       13.81
2004                      --       14.69     14.19      (4.09)       1.26
2003                      --       15.65     15.94      11.68       10.72
2002                      --       15.07     15.22       4.19        6.56

NEW JERSEY PREMIUM INCOME (NNJ)
-------------------------------------------------------------------------
Year Ended 4/30:
2008(b)                   --       14.96     13.53      (8.39)       0.42
2007(c)                   --       15.23     15.12      11.10        7.03
Year Ended 6/30:
2006                      --       14.79     14.16      (3.36)      (1.04)
2005                      --       16.05     15.76      19.43       12.31
2004                      --       15.35     14.19      (5.65)        .85
2003                      --       16.28     16.10      10.18       10.48
2002                      --       15.60     15.50       7.88        7.91
=========================================================================

                                                             Ratios/Supplemental Data
                ------------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                 Ratios to Average Net Assets
                                      Applicable to Common Shares                  Applicable to Common Shares
                                      Before Credit/Reimbursement                 After Credit/Reimbursement****
                               ------------------------------------------   ------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable        Expenses        Expenses          Net        Expenses        Expenses          Net   Portfolio
                   to Common       Including       Excluding   Investment       Including       Excluding   Investment    Turnover
                Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)   Interest++(a)     Income++        Rate
----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)             $299,955            1.21%*          1.21%*       6.16%*          1.20%*          1.20%*       6.17%*        7%
2007(c)              306,402            1.20*           1.20*        6.04*           1.19*           1.19*        6.06*         7
Year Ended 6/30:
2006                 297,539            1.21            1.21         6.05            1.19            1.19         6.08         17
2005                 319,083            1.21            1.21         6.22            1.20            1.20         6.23         15
2004                 299,671            1.21            1.21         6.64            1.21            1.21         6.64         19
2003                 316,970            1.22            1.22         6.80            1.22            1.22         6.81         12
2002                 304,808            1.25            1.25         7.35            1.23            1.23         7.36         22

NEW JERSEY PREMIUM INCOME (NNJ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)              180,261            1.22*           1.22*        5.94*           1.21*           1.21*        5.94*         8
2007(c)              183,540            1.21*           1.21*        5.83*           1.20*           1.20*        5.84*         6
Year Ended 6/30:
2006                 178,199            1.19            1.19         5.81            1.18            1.18         5.83         12
2005                 193,182            1.18            1.18         5.91            1.17            1.17         5.92         21
2004                 184,753            1.18            1.18         6.23            1.18            1.18         6.23         23
2003                 195,568            1.20            1.20         6.48            1.20            1.20         6.48         13
2002                 187,393            1.22            1.22         6.85            1.22            1.22         6.86         14
==================================================================================================================================



                                                         Floating Rate Obligations
                Preferred Shares at End of Period            at End of Period
             ---------------------------------------   -----------------------------
                Aggregate   Liquidation                    Aggregate
                   Amount    and Market        Asset          Amount           Asset
              Outstanding         Value     Coverage     Outstanding        Coverage
                    (000)     Per Share    Per Share           (000)      Per $1,000
------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)          $162,000      $ 25,000      $71,289            $ --            $ --
2007(c)           162,000        25,000       72,284              --              --
Year Ended 6/30:
2006              162,000        25,000       70,917              --              --
2005              162,000        25,000       74,241              --              --
2004              162,000        25,000       71,246              --              --
2003              162,000        25,000       73,915              --              --
2002              162,000        25,000       72,038              --              --

NEW JERSEY PREMIUM INCOME (NNJ)
------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)            91,600        25,000       74,198              --              --
2007(c)            91,600        25,000       75,093              --              --
Year Ended 6/30:
2006               91,600        25,000       73,635              --              --
2005               91,600        25,000       77,724              --              --
2004               91,600        25,000       75,424              --              --
2003               91,600        25,000       78,376              --              --
2002               91,600        25,000       76,144              --              --
====================================================================================


*     Annualized.

** Per share Distributions from Capital Gains to Preferred Shareholders rounds to less than $.01 per share.

*** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

****  After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended October 31, 2007.

(c)   For the ten months ended April 30, 2007.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                      98-99

| Financial
| HIGHLIGHTS (continued) (Unaudited)

      Selected data for a Common share outstanding throughout each period:


                                                  Investment Operations                                 Less Distributions
                            ------------------------------------------------------------------   ---------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                    Net
                Beginning                                 Investment         Capital             Investment     Capital
                   Common                        Net       Income to        Gains to              Income to    Gains to
                    Share          Net     Realized/       Preferred       Preferred                 Common      Common
                Net Asset   Investment    Unrealized          Share-          Share-                 Share-      Share-
                    Value       Income   Gain (Loss)        holders+        holders+    Total       holders     holders    Total
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)            $15.09        $ .47        $ (.36)          $(.12)          $  --    $ (.01)      $ (.35)      $  --      $(.35)
2007(c)             14.68          .78           .47            (.19)             --**    1.06         (.64)       (.01)      (.65)
Year Ended 6/30:
2006                15.63          .95          (.77)           (.18)           (.01)     (.01)        (.84)       (.10)      (.94)
2005                14.59          .98          1.09            (.10)             --      1.97         (.93)         --       (.93)
2004                15.35         1.00          (.77)           (.05)             --       .18         (.94)         --       (.94)
2003                14.38         1.04           .86            (.07)             --      1.83         (.87)         --       (.87)
2002                14.39         1.04          (.07)           (.13)             --       .84         (.85)         --       (.85)

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)             15.31          .48          (.35)           (.12)             --       .01         (.37)         --       (.37)
2007(c)             14.87          .83           .47            (.20)             --**    1.10         (.66)         --**     (.66)
Year Ended 6/30:
2006                15.79          .99          (.76)           (.19)           (.01)      .03         (.86)       (.09)      (.95)
2005                14.62         1.00          1.25            (.11)             --      2.14         (.92)       (.05)      (.97)
2004                15.44         1.03          (.82)           (.06)             --       .15         (.92)       (.05)      (.97)
2003                14.46         1.05           .96            (.08)             --      1.93         (.92)       (.03)      (.95)
2002(d)             14.33          .16           .27            (.01)             --       .42         (.15)         --       (.15)
===================================================================================================================================

                                                        Total Returns
                                                     --------------------
                    Offering                                        Based
                   Costs and      Ending                               on
                   Preferred      Common                Based      Common
                       Share       Share    Ending         on   Share Net
                Underwriting   Net Asset    Market     Market       Asset
                   Discounts       Value     Value   Value***    Value***
-------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
-------------------------------------------------------------------------
Year Ended 4/30:
2008(b)                $  --      $14.73    $13.55     (11.80)%     (0.05)%
2007(c)                   --       15.09     15.75      14.37        7.26
Year Ended 6/30:
2006                      --       14.68     14.35       (.78)       (.05)
2005                      --       15.63     15.38      19.97       13.80
2004                      --       14.59     13.63      (5.13)       1.20
2003                     .01       15.35     15.30      15.09       13.18
2002                      --       14.38     14.12       (.17)       6.05

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
-------------------------------------------------------------------------
Year Ended 4/30:
2008(b)                   --       14.95     14.10     (12.38)       0.09
2007(c)                   --       15.31     16.50      15.40        7.50
Year Ended 6/30:
2006                      --       14.87     14.90       (.49)        .25
2005                      --       15.79     15.90      23.39       15.00
2004                      --       14.62     13.74      (4.81)       1.02
2003                      --       15.44     15.40       9.14       13.74
2002(d)                 (.14)      14.46     15.04       1.29        1.98
=========================================================================

                                                             Ratios/Supplemental Data
                ------------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                 Ratios to Average Net Assets
                                      Applicable to Common Shares                  Applicable to Common Shares
                                      Before Credit/Reimbursement                 After Credit/Reimbursement****
                               ------------------------------------------   ------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable        Expenses        Expenses          Net        Expenses        Expenses          Net   Portfolio
                   to Common       Including       Excluding   Investment       Including       Excluding   Investment    Turnover
                Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)   Interest++(a)     Income++        Rate
----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)             $ 96,868            1.19%*          1.19%*       5.99%*           .88%*           .88%*       6.30%*        8%
2007(c)               99,203            1.20*           1.20*        5.85*            .83*            .83*        6.23*         9
Year Ended 6/30:
2006                  96,378            1.19            1.19         5.83             .75             .75         6.28         16
2005                 102,502            1.19            1.19         5.94             .74             .74         6.39         17
2004                  95,651            1.20            1.20         6.26             .74             .74         6.71         11
2003                 100,502            1.19            1.19         6.56             .74             .74         7.01          8
2002                  94,130            1.24            1.24         6.76             .75             .75         7.25          7

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)               67,602            1.24*           1.24*        6.02*            .84*            .84*        6.42*         8
2007(c)               69,238            1.24*           1.24*        6.03*            .78*            .78*        6.49*        11
Year Ended 6/30:
2006                  67,150            1.23            1.23         5.99             .76             .76         6.47         13
2005                  71,231            1.23            1.23         6.09             .77             .77         6.54         11
2004                  65,919            1.25            1.25         6.41             .79             .79         6.87         11
2003                  69,616            1.23            1.23         6.53             .76             .76         7.00         12
2002(d)               65,153            1.07*           1.07*        3.86*            .67*            .67*        4.25*        --
==================================================================================================================================



                                                         Floating Rate Obligations
                Preferred Shares at End of Period            at End of Period
             ---------------------------------------   -----------------------------
                Aggregate   Liquidation                    Aggregate
                   Amount    and Market        Asset          Amount           Asset
              Outstanding         Value     Coverage     Outstanding        Coverage
                    (000)     Per Share    Per Share           (000)      Per $1,000
------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)           $48,000       $25,000     $ 75,452            $ --            $ --
2007(c)            48,000        25,000       76,668              --              --
Year Ended 6/30:
2006               48,000        25,000       75,197              --              --
2005               48,000        25,000       78,386              --              --
2004               48,000        25,000       74,818              --              --
2003               48,000        25,000       77,345              --              --
2002               48,000        25,000       74,026              --              --

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)            34,500        25,000       73,987              --              --
2007(c)            34,500        25,000       75,172              --              --
Year Ended 6/30:
2006               34,500        25,000       73,659              --              --
2005               34,500        25,000       76,617              --              --
2004               34,500        25,000       72,767              --              --
2003               34,500        25,000       75,446              --              --
2002(d)            34,500        25,000       72,213              --              --
====================================================================================


*     Annualized.

** Per share Distributions from Capital Gains to Preferred Shareholders rounds to less than $.01 per share.

*** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

****  After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended October 31, 2007.

(c)   For the ten months ended April 30, 2007.

(d) For the period March 25, 2002 (commencement of operations) through June 30, 2002.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                     100-101

| Financial
| HIGHLIGHTS (continued) (Unaudited)

      Selected data for a Common share outstanding throughout each period:


                                                  Investment Operations                                 Less Distributions
                            ------------------------------------------------------------------   ---------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                    Net
                Beginning                                 Investment         Capital             Investment     Capital
                   Common                        Net       Income to        Gains to              Income to    Gains to
                    Share          Net     Realized/       Preferred       Preferred                 Common      Common
                Net Asset   Investment    Unrealized          Share-          Share-                 Share-      Share-
                    Value       Income   Gain (Loss)        holders+        holders+    Total       holders     holders    Total
----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA INVESTMENT QUALITY (NQP)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)            $15.19        $ .47        $ (.37)          $(.15)           $ --    $ (.05)      $ (.33)       $ --     $ (.33)
2007(c)             14.71          .77           .47            (.23)             --      1.01         (.53)         --       (.53)
Year Ended 6/30:
2006                15.73          .90          (.87)           (.21)           (.02)     (.20)        (.71)       (.11)      (.82)
2005                14.92          .92          1.05            (.12)           (.01)     1.84         (.89)       (.14)     (1.03)
2004                15.91          .98          (.98)           (.06)             --      (.06)        (.92)       (.01)      (.93)
2003                14.70         1.02          1.19            (.09)             --      2.12         (.91)         --       (.91)
2002                14.57         1.09           .09            (.14)             --      1.04         (.91)         --       (.91)

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)             14.70          .45          (.38)           (.14)             --      (.07)        (.32)         --       (.32)
2007(c)             14.22          .74           .50            (.21)             --      1.03         (.55)         --       (.55)
Year Ended 6/30:
2006                15.32          .89          (.80)           (.18)           (.03)     (.12)        (.77)       (.21)      (.98)
2005                14.74          .92           .88            (.10)           (.01)     1.69         (.93)       (.18)     (1.11)
2004                15.65          .98          (.77)           (.05)           (.01)      .15         (.95)       (.11)     (1.06)
2003                14.83         1.04           .79            (.08)             --      1.75         (.93)         --       (.93)
2002                14.44         1.07           .30            (.12)             --      1.25         (.86)         --       (.86)
==================================================================================================================================

                                                        Total Returns
                                                     --------------------
                    Offering                                        Based
                   Costs and      Ending                               on
                   Preferred      Common                Based      Common
                       Share       Share    Ending         on   Share Net
                Underwriting   Net Asset    Market     Market       Asset
                   Discounts       Value     Value   Value***    Value***
-------------------------------------------------------------------------------
PENNSYLVANIA INVESTMENT QUALITY (NQP)
-------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)                 $ --      $14.81    $13.49      (1.38)%     (0.33)%
2007(c)                   --       15.19     14.01      12.41        6.89
Year Ended 6/30:
2006                      --       14.71     12.95      (9.47)      (1.34)
2005                      --       15.73     15.16      19.53        12.67
2004                      --       14.92     13.58      (9.73)        (.38)
2003                      --       15.91     16.01      11.98       14.79
2002                      --       14.70     15.18       6.57        7.34

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
-------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)                   --       14.31     12.64      (5.27)      (0.47)
2007(c)                   --       14.70     13.67       9.83        7.31
Year Ended 6/30:
2006                      --       14.22     12.96      (8.42)       (.80)****
2005                      --       15.32     15.16      17.79       11.80
2004                      --       14.74     13.84      (7.22)        .94
2003                      --       15.65     16.00      15.09       12.09
2002                      --       14.83     14.79      13.25        8.88
===============================================================================

                                                             Ratios/Supplemental Data
                ------------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                 Ratios to Average Net Assets
                                      Applicable to Common Shares                  Applicable to Common Shares
                                      Before Credit/Reimbursement                 After Credit/Reimbursement****
                               ------------------------------------------   ------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable        Expenses        Expenses          Net        Expenses        Expenses          Net   Portfolio
                   to Common       Including       Excluding   Investment       Including       Excluding   Investment    Turnover
                Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)   Interest++(a)     Income++        Rate
----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA INVESTMENT QUALITY (NQP)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)             $239,556            1.71%*          1.26%*       6.33%*          1.70%*          1.25%*       6.34%*       12%
2007(c)              247,644            1.54*           1.25*        6.06*           1.53*           1.23*        6.07*        16
Year Ended 6/30:
2006                 239,718            1.23            1.23         5.87            1.21            1.21         5.89         20
2005                 256,365            1.23            1.23         5.96            1.22            1.22         5.97         18
2004                 243,287            1.23            1.23         6.38            1.22            1.22         6.39         17
2003                 258,924            1.27            1.27         6.59            1.26            1.26         6.60         11
2002                 238,926            1.31            1.31         7.42            1.30            1.30         7.44         34

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)              224,463            1.59*           1.23*        6.19*           1.58*           1.22*        6.19*        16
2007(c)              232,650            1.40*           1.21*        6.08*           1.39*           1.20*        6.09*        15
Year Ended 6/30:
2006                 225,121            1.20            1.20         6.01            1.18            1.18         6.03         18
2005                 242,373            1.19            1.19         6.09            1.19            1.19         6.10         22
2004                 232,455            1.18            1.18         6.45            1.17            1.17         6.46         16
2003                 246,604            1.20            1.20         6.76            1.19            1.19         6.77         19
2002                 233,536            1.24            1.24         7.28            1.23            1.23         7.29          7
==================================================================================================================================



                                                         Floating Rate Obligations
                Preferred Shares at End of Period            at End of Period
             ---------------------------------------   -----------------------------
                Aggregate   Liquidation                    Aggregate
                   Amount    and Market        Asset          Amount           Asset
              Outstanding         Value     Coverage     Outstanding        Coverage
                    (000)     Per Share    Per Share           (000)      Per $1,000
------------------------------------------------------------------------------------
PENNSYLVANIA INVESTMENT QUALITY (NQP)
------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)          $132,000       $25,000     $ 70,370        $ 25,330        $ 15,669
2007(c)           132,000        25,000       71,902          28,715          14,221
Year Ended 6/30:
2006              132,000        25,000       70,401              --              --
2005              132,000        25,000       73,554              --              --
2004              132,000        25,000       71,077              --              --
2003              132,000        25,000       74,039              --              --
2002              132,000        25,000       70,251              --              --

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)           118,100        25,000       72,515          16,020          22,383
2007(c)           118,100        25,000       74,249          22,585          16,530
Year Ended 6/30:
2006              118,100        25,000       72,655              --              --
2005              118,100        25,000       76,307              --              --
2004              118,100        25,000       74,207              --              --
2003              118,100        25,000       77,202              --              --
2002              118,100        25,000       74,436              --              --
====================================================================================


*     Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

****  During the fiscal year ended June 30, 2006, Pennsylvania Premium Income 2
      (NPY) received a payment from the Adviser of $27,169, to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Funds' Total Return on Common Share Net Asset Value.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended October 31, 2007.

(c)   For the ten months ended April 30, 2007.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     102-103

| Financial
| HIGHLIGHTS (continued) (Unaudited)

      Selected data for a Common share outstanding throughout each period:


                                                  Investment Operations                                 Less Distributions
                            ------------------------------------------------------------------   ---------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                    Net
                Beginning                                 Investment         Capital             Investment     Capital
                   Common                        Net       Income to        Gains to              Income to    Gains to
                    Share          Net     Realized/       Preferred       Preferred                 Common      Common
                Net Asset   Investment    Unrealized          Share-          Share-                 Share-      Share-
                    Value       Income   Gain (Loss)        holders+        holders+    Total       holders     holders    Total
----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)            $15.36        $ .49        $ (.38)          $(.13)           $ --    $ (.02)      $ (.36)      $  --     $ (.36)
2007(c)             14.95          .82           .46            (.21)             --      1.07         (.66)         --       (.66)
Year Ended 6/30:
2006                15.93          .98          (.78)           (.19)           (.01)       --         (.88)       (.10)      (.98)
2005                15.32          .99          1.06            (.10)           (.02)     1.93         (.96)       (.36)     (1.32)
2004                16.25         1.04          (.78)           (.05)           (.01)      .20         (.96)       (.17)     (1.13)
2003                14.96         1.08          1.29            (.07)           (.01)     2.29         (.92)       (.10)     (1.02)
2002                14.48         1.12           .37            (.13)             --      1.36         (.87)       (.01)      (.88)

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)             15.34          .50          (.33)           (.14)             --       .03         (.36)         --       (.36)
2007(c)             14.93          .83           .44            (.21)           (.01)     1.05         (.62)       (.02)      (.64)
Year Ended 6/30:
2006                15.89          .98          (.85)           (.19)           (.01)     (.07)        (.79)       (.10)      (.89)
2005                14.87          .97          1.08            (.11)            --       1.94         (.88)       (.04)      (.92)
2004                15.90          .98          (.87)           (.05)           (.01)      .05         (.92)       (.16)     (1.08)
2003                14.64         1.00          1.30            (.09)             --      2.21         (.92)       (.03)      (.95)
2002(d)             14.33          .15           .46            (.01)             --       .60         (.15)         --       (.15)
==================================================================================================================================

                                                        Total Returns
                                                     --------------------
                    Offering                                        Based
                   Costs and      Ending                               on
                   Preferred      Common                Based      Common
                       Share       Share    Ending         on   Share Net
                Underwriting   Net Asset    Market     Market       Asset
                   Discounts       Value     Value   Value***    Value***
-------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
-------------------------------------------------------------------------
Year Ended 4/30:
2008(b)                 $ --     $ 14.98    $13.62     (11.04)%     (0.10)%
2007(c)                   --       15.36     15.70       8.40        7.22
Year Ended 6/30:
2006                      --       14.95     15.10       (.56)       (.01)
2005                      --       15.93     16.14      21.84       13.02
2004                      --       15.32     14.39      (5.95)       1.30
2003                     .02       16.25     16.46      18.13       15.95
2002                      --       14.96     14.89       9.10        9.67

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
-------------------------------------------------------------------------
Year Ended 4/30:
2008(b)                   --       15.01     13.65      (7.77)       0.25
2007(c)                   --       15.34     15.18      11.88        7.14
Year Ended 6/30:
2006                      --       14.93     14.16        .88        (.46)
2005                      --       15.89     14.90      17.63       13.37
2004                      --       14.87     13.48      (8.58)        .29
2003                      --       15.90     15.84      14.38       15.48
2002(d)                 (.14)      14.64     14.74       (.73)       3.24
=========================================================================

                                                             Ratios/Supplemental Data
                ------------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                 Ratios to Average Net Assets
                                      Applicable to Common Shares                  Applicable to Common Shares
                                      Before Credit/Reimbursement                 After Credit/Reimbursement****
                               ------------------------------------------   ------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable        Expenses        Expenses          Net        Expenses        Expenses          Net   Portfolio
                   to Common       Including       Excluding   Investment       Including       Excluding   Investment    Turnover
                Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)   Interest++(a)     Income++        Rate
----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)              $49,913            1.40%*          1.25%*       6.13%*          1.07%*           .93%*       6.46%*       10%
2007(c)               51,160            1.33*           1.27*        5.99*            .95*            .89*        6.37*        11
Year Ended 6/30:
2006                  49,660            1.25            1.25         5.90             .80             .80         6.35         12
2005                  52,712            1.23            1.23         5.82             .78             .78         6.28         13
2004                  50,549            1.21            1.21         6.15             .76             .76         6.60         10
2003                  53,591            1.23            1.23         6.44             .79             .79         6.88         13
2002                  49,306            1.29            1.29         7.12             .82             .82         7.59         48

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)               55,908            1.39*           1.25*        6.18*           1.00*            .85*        6.57*        10
2007(c)               57,142            1.33*           1.27*        6.03*            .88*            .82*        6.48*        13
Year Ended 6/30:
2006                  55,597            1.24            1.24         5.93             .77             .77         6.40         13
2005                  59,174            1.23            1.23         5.80             .78             .78         6.25          8
2004                  55,370            1.24            1.24         5.95             .78             .78         6.40          4
2003                  59,202            1.25            1.25         6.07             .78             .78         6.53         13
2002(d)               54,481            1.09*           1.09*        3.77*            .70*            .70*        4.15*         8
==================================================================================================================================



                                                         Floating Rate Obligations
                Preferred Shares at End of Period            at End of Period
              --------------------------------------   -----------------------------
                Aggregate   Liquidation                    Aggregate
                   Amount    and Market        Asset          Amount           Asset
              Outstanding         Value     Coverage     Outstanding        Coverage
                    (000)     Per Share    Per Share           (000)      Per $1,000
------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)           $25,000       $25,000      $74,913         $ 1,915       $  40,119
2007(c)            25,000        25,000       76,160           1,305          59,360
Year Ended 6/30:
2006               25,000        25,000       74,660              --              --
2005               25,000        25,000       77,712              --              --
2004               25,000        25,000       75,549              --              --
2003               25,000        25,000       78,591              --              --
2002               25,000        25,000       74,306              --              --

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
------------------------------------------------------------------------------------
Year Ended 4/30:
2008(b)            28,500        25,000       74,042           2,125          40,721
2007(c)            28,500        25,000       75,124           1,460          59,659
Year Ended 6/30:
2006               28,500        25,000       73,769              --              --
2005               28,500        25,000       76,907              --              --
2004               28,500        25,000       73,570              --              --
2003               28,500        25,000       76,932              --              --
2002(d)            28,500        25,000       72,790              --              --
====================================================================================


*     Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended October 31, 2007.

(c)   For the ten months ended April 30, 2007.

(d) For the period March 25, 2002 (commencement of operations) through June 30, 2002.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     104-105

--------------------------------------------------------------------------------
Annual Investment
Management Agreement
       APPROVAL PROCESS
--------------------------------------------------------------------------------

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a "Fund") and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreements with NAM are hereafter referred to as the "Original Investment Management Agreements."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

o     the nature, extent and quality of services provided by NAM;

o the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

o each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

o the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

o     the expenses of Nuveen in providing the various services;

o the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

o the advisory fees NAM assesses to other types of investment products or clients;

o     the soft dollar practices of NAM, if any; and

o from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

o     product management;

o     fund administration;

o     oversight by shareholder services and other fund service providers;

o     administration of Board relations;

o     regulatory and portfolio compliance; and

o     legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

o     maintaining shareholder communications;

o     providing advertising for the Nuveen closed-end funds;

o     maintaining its closed-end fund website;

o     maintaining continual contact with financial advisers;

o     providing educational symposia;

o conducting research with investors and financial analysis regarding closed-end funds; and

o     evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

o     maintaining an in-house trading desk;

o     maintaining a product manager for the Preferred Shares;

o     developing distribution for Preferred Shares with new market participants;

o     maintaining an orderly auction process;

o     managing leverage and risk management of leverage; and

o maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      During the annual review, in evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)

      in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

      In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the

Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)

updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

o the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

o     the strategic plan for Nuveen following the Transaction;

o     the governance structure for Nuveen following the Transaction;

o any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

o any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

o any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

o any benefits or undue burdens imposed on the Funds as a result of the Transaction;

o     any legal issues for the Funds as a result of the Transaction;

o the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

o any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

o the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

o from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the respective Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)

Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

o     Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
      Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

o The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

o     The reputation, financial strength and resources of MDP.

o The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

o     The benefits to the Nuveen funds as a result of the Transaction including:
      (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

o The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

116

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G.    CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

                                                                             117

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--------------------------------------------------------------------------------
Reinvest Automatically
 EASILY and CONVENIENTLY
--------------------------------------------------------------------------------

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                                             119

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--------------------------------------------------------------------------------
Glossary of
TERMS USED in this REPORT
--------------------------------------------------------------------------------

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

| Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGES

In May 2007, the Funds' Board of Directors/Trustees voted to permit the Funds' to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Funds' ability to meet their Funds' investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.

BOARD OF DIRECTORS/TRUSTEES

Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN

State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NQP and NPY repurchased 120,900, and 142,000 common shares, respectively. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:           www.nuveen.com/etf

                                            Share prices
                                            Fund details
                                            Daily financial news
                                            Investor education
                                            Interactive planning tools

ESA-B-1007D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New Jersey Investment Quality Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: January 7, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 7, 2008
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 7, 2008
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.